--------------------------------------------------------------------------------


                               American Variable
                              Insurance Series(R)

                                 Class 1 Shares

                                   Prospectus



                                 APRIL 1, 1998

                      AMERICAN VARIABLE INSURANCE SERIES
                                CLASS 1 SHARES

                             333 South Hope Street
                         Los Angeles, California 90071
                                (213) 486-9200

  American Variable Insurance Series (the "Series") is a fully managed, diversified, open-end investment company. The Series consists of ten funds, each of which has its own investment objective(s) and policies.

  Shares of the Series are offered only to insurance company separate accounts to serve as the funding vehicle for certain variable annuity and life insurance contracts ("Contract" or "Contracts").

  THE CONTRACTS INVOLVE CERTAIN FEES AND EXPENSES NOT DESCRIBED IN THIS PROSPECTUS AND ALSO MAY INVOLVE CERTAIN RESTRICTIONS OR LIMITATIONS ON THE ALLOCATION OF PURCHASE PAYMENTS OR CONTRACT VALUES TO ONE OR MORE FUNDS OF THE SERIES. IN PARTICULAR, CERTAIN FUNDS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT. SEE THE APPLICABLE CONTRACT PROSPECTUS FOR INFORMATION REGARDING FUND FEES AND EXPENSES OF THE CONTRACT AND ANY APPLICABLE RESTRICTIONS OR LIMITATIONS. THE SERIES OFFERS TWO CLASSES OF SHARES TO
INVESTORS: CLASS 1 SHARES AND CLASS 2 SHARES. THIS PROSPECTUS OFFERS ONLY CLASS 1 SHARES AND IS FOR USE WITH CONTRACTS THAT MAKE CLASS 1 SHARES AVAILABLE.

  The GLOBAL GROWTH FUND seeks long-term growth of capital by investing primarily in common stocks or securities with common stock characteristics of issuers domiciled around the world.

  The GLOBAL SMALL CAPITALIZATION FUND seeks long-term growth of capital by investing primarily in equity securities of issuers domiciled around the world with relatively small market capitalizations (share price times the number of equity securities outstanding). THE FUND WILL BECOME AVAILABLE ON APRIL 30, 1998; HOWEVER, IT MAY NOT BE AVAILABLE IN ALL STATES ON THAT DATE.

  The GROWTH FUND seeks growth of capital by investing primarily in common stocks or securities with common stock characteristics, such as convertible preferred stocks, which demonstrate the potential for appreciation.

  The INTERNATIONAL FUND seeks long-term growth of capital by investing primarily in common stocks or securities with common stock characteristics of issuers domiciled outside the United States.

  The GROWTH-INCOME FUND seeks growth of capital and income by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends.

  The ASSET ALLOCATION FUND seeks high total return (including income and capital gains) consistent with preservation of capital over the long term through a diversified portfolio that can include common stocks and other equity-type securities, bonds and other intermediate and long-term fixed-income securities and money market instruments in any combination.

  The BOND FUND seeks to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in fixed-income securities.

  The HIGH-YIELD BOND FUND seeks high current income and secondarily seeks capital appreciation by investing primarily in intermediate- and long-term corporate obligations, with emphasis on higher yielding, higher risk, lower rated or unrated securities. In addition to other risks, high-yield, high-risk bonds (also known as "junk bonds") are subject to greater fluctuations in value and risk of loss of income and principal due to default by the issuer than are investments in lower yielding, higher rated bonds.

  The U.S. GOVERNMENT/AAA-RATED SECURITIES FUND seeks a high level of current income consistent with prudent investment risk and preservation of capital by investing primarily in a combination of securities guaranteed by the U.S. Government and other debt securities rated AAA or Aaa.

  The CASH MANAGEMENT FUND seeks high current yield while preserving capital by investing in a diversified selection of high-quality money market instruments.

  This prospectus presents information you should know before investing in the Series. You should keep it on file for future reference.

  More detailed information about the Series, including the Series' financial statements, is contained in the statement of additional information dated April 1, 1998, which has been filed with the Securities and Exchange Commission and is available to you without charge, by writing to the Secretary of the Series at the above address or telephoning 800/421-0180.

 YOU MAY LOSE MONEY BY INVESTING IN THE FUNDS.  GENERALLY, THE LIKELIHOOD OF
     LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME. YOUR
        INVESTMENT IN THE SERIES IS NOT A DEPOSIT OR OBLIGATION OF,
          OR INSURED, OR GUARANTEED BY, ANY ENTITY OR PERSON
             INCLUDING THE U.S. GOVERNMENT AND THE FEDERAL
                DEPOSIT INSURANCE CORPORATION.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE
        COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
           PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
              CRIMINAL OFFENSE.

 THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS OF
  THE APPLICABLE CONTRACT. THIS PROSPECTUS AND THE APPLICABLE CONTRACT
    PROSPECTUS SHOULD BE READ CAREFULLY AND THEN RETAINED FOR FUTURE
      REFERENCE.

                 The date of this prospectus is April 1, 1998

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
   The following condensed financial information for 1991 through 1997 has been derived from financial statements which have been audited by Price Waterhouse LLP, independent accountants. The information for the years prior to 1991 was audited by other independent accountants. This information should be read in conjunction with the financial statements and accompanying notes which are included in the statement of additional information.

       Net asset            Net realized &
Year     value,     Net       unrealized     Total income   Dividends from  Distributions
ended  beginning investment   gain (loss)   from investment net investment     from  net       Total     Net asset value,
11/30   of year    income   on investments    operations        income      realized gains distributions   end of year

 Global Growth Fund/2/
-------------------------------------------------------------------------------------------------------------------------

 CLASS 1

1997    $10.00      $.06        $  .59          $  .65           $(.03)            --         $ (.03)         $10.62

 CLASS 2/4/

1997    $10.00       .03           .60             .63            (.02)            --           (.02)          10.61

 Growth Fund
-------------------------------------------------------------------------------------------------------------------------

 CLASS 1

1988    $14.57      $.33        $ 2.85          $ 3.18           $(.28)         $ (.61)       $ (.89)         $16.86
1989     16.86       .49          6.01            6.50            (.45)            --           (.45)          22.91
1990     22.91       .54         (2.27)          (1.73)           (.56)           (.64)        (1.20)          19.98
1991     19.98       .41          4.48            4.89            (.47)           (.22)         (.69)          24.18
1992     24.18       .29          4.25            4.54            (.31)/6/         --           (.31)          28.41
1993     28.41       .25          4.13            4.38            (.24)           (.21)         (.45)          32.34
1994     32.34       .24           .69             .93            (.24)          (1.09)        (1.33)          31.94
1995     31.94       .33         10.63           10.96            (.29)           (.80)        (1.09)          41.81
1996     41.81       .24          5.17            5.41            (.29)          (3.40)        (3.69)          43.53
1997     43.53       .27          9.61            9.88            (.27)          (3.02)        (3.29)          50.12

 CLASS 2/4/

1997     40.59       .11          9.51            9.62            (.12)            --           (.12)          50.09

 International Fund/7/
-------------------------------------------------------------------------------------------------------------------------

 CLASS 1

1990    $10.00      $.11        $ (.62)         $ (.51)          $(.04)            --         $ (.04)         $ 9.45
1991      9.45       .22           .59             .81            (.24)            --           (.24)          10.02
1992     10.02       .19          (.09)            .10            (.21)         $ (.02)         (.23)           9.89
1993      9.89       .17          2.50            2.67            (.16)            --           (.16)          12.40
1994     12.40       .25          1.04            1.29            (.20)           (.22)         (.42)          13.27
1995     13.27       .34          1.02            1.36            (.33)           (.41)         (.74)          13.89
1996     13.89       .28          1.96            2.24            (.31)           (.29)         (.60)          15.53
1997     15.53       .25          1.18            1.43            (.27)           (.62)         (.89)          16.07

 CLASS 2/4/

1997     15.86       .13           .23             .36            (.16)            --           (.16)          16.06

 Growth-Income Fund
-------------------------------------------------------------------------------------------------------------------------

 CLASS 1

1988    $15.52      $.72        $ 2.66          $ 3.38           $(.68)         $ (.18)       $ (.86)         $18.04
1989     18.04       .78          3.93            4.71            (.74)           (.58)        (1.32)          21.43
1990     21.43       .82         (1.91)          (1.09)           (.86)           (.25)        (1.11)          19.23
1991     19.23       .75          2.63            3.38            (.79)           (.10)         (.89)          21.72
1992     21.72       .65          2.74            3.39            (.67)           (.27)         (.94)          24.17
1993     24.17       .63          2.12            2.75            (.63)           (.28)         (.91)          26.01
1994     26.01       .68           .14             .82            (.65)           (.88)        (1.53)          25.30
1995     25.30       .73          7.20            7.93            (.73)          (1.03)        (1.76)          31.47
1996     31.47       .71          5.55            6.26            (.74)          (1.26)        (2.00)          35.73
1997     35.73       .73          6.78            7.51            (.72)          (2.55)        (3.27)          39.97

 CLASS 2/4/

1997     34.10       .37          5.82            6.19            (.35)            --           (.35)          39.94

 Asset Allocation Fund/9/
------------------------------------------------------------------------------------------------------------------------------

 CLASS 1

1989    $10.00      $.08        $  .10          $  .18           $(.01)            --         $ (.01)         $10.17
1990     10.17       .50          (.75)           (.25)           (.42)            --           (.42)           9.50
1991      9.50       .53          1.11            1.64            (.55)            --           (.55)          10.59
1992     10.59       .48           .94            1.42            (.49)         $ (.05)         (.54)          11.47
1993     11.47       .51           .67            1.18            (.49)           (.15)         (.64)          12.01
1994     12.01       .51          (.57)           (.06)           (.52)           (.18)         (.70)          11.25
1995     11.25       .50          2.69            3.19            (.50)           (.17)         (.67)          13.77
1996     13.77       .53          1.89            2.42            (.53)           (.48)        (1.01)          15.18
1997     15.18       .55          1.94            2.49            (.54)           (.97)        (1.51)          16.16

 CLASS 2/4/

1997     14.43       .29          1.69            1.98            (.26)            --           (.26)          16.15
------------------------------------------------------------------------------------------------------------------------------

                                     Ratio of    Ratio of net   Average
Year                   Net assets,   expenses     income to   commissions Portfolio
ended                  end of year  to average     average     paid per   turnover
11/30  Total return   (in millions) net assets    net assets   share/1/     rate

Global Growth Fund/2/
---------------------------------------------------------------------------------

CLASS 1

1997       6.45%/3/      $   80          .44%/3/      .80%/3/    3.70c      13.22%/3/

CLASS 2/4/

1997       6.28/3/           46          .57/3/       .56/3/     3.70       13.22/3/

Growth Fund
---------------------------------------------------------------------------------

CLASS 1

1988      22.34%         $   48          .72%        1.72%       7.36c        7.1%/5/
1989      38.87             173          .60         2.97        7.53        29.2
1990      (7.87)            304          .59         3.00        7.26        16.8
1991      24.90             700          .56         1.94        6.81        9.83
1992      18.90           1,212          .53         1.15        6.89       11.15
1993      15.59           1,737          .50          .86        6.43       20.40
1994       2.92           2,027          .49          .78        6.09       29.58
1995      35.35           3,154          .47          .92        5.91       35.47
1996      14.32           3,860          .44          .61        5.42       30.88
1997      24.57           4,671          .42          .59        4.81       45.14

CLASS 2/4/

1997      23.73/3/           75          .37/3/       .08/3/     4.81       45.14

International Fund
---------------------------------------------------------------------------------

CLASS 1

1990      (5.08)%/3/     $   66         1.03%/8/     3.18%/8/    3.74c        4.5%
1991       8.67             197         1.04         2.62        2.43        8.21
1992        .90             360         1.00         2.11        1.22       16.73
1993      27.20             840          .96         1.75         .23       17.70
1994      10.48           1,405          .80         2.03        1.01       19.66
1995      10.78           1,703          .75         2.64         .16       24.66
1996      16.66           2,370          .69         1.99        1.24       32.08
1997       9.52           2,162          .67         1.56         .41       50.12

CLASS 2/4/

1997       2.20/3/           48          .53/3/       .34/3/      .41       50.12

Growth-Income Fund
---------------------------------------------------------------------------------

CLASS 1

1988      22.13%         $  102          .67%        3.59%       7.60c       14.3%/5/
1989      27.32             305          .58         4.94        7.18        16.7
1990      (5.27)            535          .56         4.77        7.80         9.7
1991      17.83           1,022          .56         3.80        7.23       11.14
1992      15.90           1,704          .52         3.01        7.46       13.60
1993      11.63           2,436          .49         2.66        7.02       24.93
1994       3.21           2,740          .47         2.72        6.39       29.26
1995      33.14           3,953          .44         2.70        6.21       26.91
1996      21.02           5,249          .41         2.26        5.75       31.27
1997      22.92           6,430          .38         2.01        4.87       37.55

CLASS 2/4/

1997      18.18/3/          157          .35/3/       .93/3/     4.87       37.55

Asset Allocation Fund/9/
---------------------------------------------------------------------------------

CLASS 1

1989       1.70 %/3/     $   33          .59%/8/     5.78%/8/    3.20c        --
1990      (2.34)            106          .64         6.70        6.83        14.4%
1991      17.63             194          .59         5.56        7.42       15.08
1992      13.69             359          .57         4.73        7.12       19.74
1993      10.59             578          .55         4.66        6.85       19.01
1994       (.54)            637          .53         4.55        6.38       36.13
1995      29.45             870          .52         4.11        6.27       39.89
1996      18.65           1,141          .49         3.88        5.60       50.62
1997      17.90           1,393          .47         3.63        4.98       34.14

CLASS 2/4/

1997      13.80/3/           42          .40/3/      1.81/3/     4.98       34.14
---------------------------------------------------------------------------------

                                       2

       Net asset            Net realized &
Year     value,     Net       unrealized     Total income   Dividends from  Distributions
ended  beginning investment   gain (loss)   from investment net investment     from  net       Total     Net asset value,
11/30   of year    income   on investments    operations        income      realized gains distributions   end of year

 Bond Fund/10/
-------------------------------------------------------------------------------------------------------------------------

 CLASS 1

1996    $10.00     $ .40        $  .16           $ .56          $ (.25)           --          $ (.25)         $10.31
1997     10.31       .63           .30             .93            (.62)           --            (.62)          10.62

 CLASS 2/4/

1997     10.11       .35           .46             .81            (.31)           --            (.31)          10.61

 High-Yield Bond Fund
-------------------------------------------------------------------------------------------------------------------------

 CLASS 1

1988    $12.22     $1.26        $  .68           $1.94          $(1.33)         $(.17)        $(1.50)         $12.66
1989     12.66      1.22           .10            1.32           (1.16)           --           (1.16)          12.82
1990     12.82      1.33         (1.02)            .31           (1.30)           --           (1.30)          11.83
1991     11.83      1.17          1.78            2.95           (1.25)           --           (1.25)          13.53
1992     13.53      1.10           .62            1.72           (1.08)           --           (1.08)          14.17
1993     14.17      1.09          1.20            2.29           (1.10)          (.19)         (1.29)          15.17
1994     15.17      1.27         (2.07)           (.80)          (1.23)          (.25)         (1.48)          12.89
1995     12.89      1.32          1.10            2.42           (1.32)           --           (1.32)          13.99
1996     13.99      1.28           .54            1.82           (1.30)           --           (1.30)          14.51
1997     14.51      1.29           .43            1.72           (1.27)           --           (1.27)          14.96

 CLASS 2/4/

1997     14.28       .69           .61            1.30            (.63)           --            (.63)          14.95

 U.S. Government/AAA-Rated Securities Fund
-------------------------------------------------------------------------------------------------------------------------

 CLASS 1

1988    $10.47     $ .93        $  .02           $ .95          $ (.97)           --          $ (.97)         $10.45
1989     10.45       .78           .30            1.08            (.79)           --            (.79)          10.74
1990     10.74       .83          (.11)            .72            (.80)           --            (.80)          10.66
1991     10.66       .77           .58            1.35            (.79)           --            (.79)          11.22
1992     11.22       .75           .32            1.07            (.76)           --            (.76)          11.53
1993     11.53       .74           .68            1.42            (.75)         $(.05)          (.80)          12.15
1994     12.15       .76         (1.30)           (.54)           (.74)          (.07)          (.81)          10.80
1995     10.80       .82           .71            1.53            (.81)           --            (.81)          11.52
1996     11.52       .83          (.24)            .59            (.82)           --            (.82)          11.29
1997     11.29       .76          (.07)            .69            (.80)           --            (.80)          11.18

 CLASS 2/4/

1997     11.07       .28           .03             .31            (.26)           --            (.26)          11.12
-------------------------------------------------------------------------------------------------------------------------

                                    Ratio of   Ratio of net    Average
Year                  Net assets,   expenses    income to    commissions Portfolio
ended                 end of year  to average    average      paid per   turnover
11/30  Total return  (in millions) net assets   net assets    share/1/     rate
----------------------------------------------------------------------------------

Class 1

1996       5.74 %/3/     $ 77         .52%/3/      6.18%/3/      --        32.83%/3/
1997        9.36          132           .55         6.63         --        52.93

Class 2/4/
1997        8.09/3/        12           .44/3/      3.50/3/      --        52.93

High-Yield Bond Fund
----------------------------------------------------------------------------------

Class 1

1988       16.95%        $ 26           .77%       10.62%        --         23.6%/5/
1989       10.85           50           .72        12.30         --         28.2
1990        2.49           58           .68        11.17         --         22.7
1991       26.22          107           .63         9.81         --        18.07
1992       13.14          197           .59         8.88         --        47.44
1993       17.09          379           .56         8.18         --        34.05
1994       (5.71)         390           .54         9.37         --        38.46
1995       19.81          534           .54        10.12         --        31.73
1996       13.75          662           .53         9.27         --        44.81
1997       12.45          765           .51         8.92         --        50.22

Class 2/4/

1997        9.20/3/        21        .43/3/      4.92/3/         --        50.22

U.S. Government/AAA-Rated Securities Fund
----------------------------------------------------------------------------------

Class 1

1988        9.50%        $ 28           .77%        8.32%        --         47.5%/5/
1989       10.82           78           .66         8.61         --         14.5
1990        7.11          126           .61         8.58         --         24.0
1991       13.24          240           .58         7.91         --        27.06
1992        9.83          360           .57         7.08         --        39.96
1993       12.65          505           .55         6.42         --        21.69
1994       (4.58)         463           .54         6.69         --        45.21
1995       14.73          542           .54         7.37         --        30.11
1996        5.49          512           .53         7.33         --        30.45
1997        6.49          471           .52         6.73         --        53.80

Class 2/4/

1997     6.65/3/            7        .44/3/      3.45/3/         --        53.80

Cash Management Fund
----------------------------------------------------------------------------------

Class 1

1988        6.88%        $ 31           .76%        6.75%        --          --
1989        8.90           58           .68         8.26         --          --
1990        7.91          143           .60         7.48         --          --
1991        5.84          163           .58         5.65         --          --
1992        3.31          197           .53         3.24         --          --
1993        2.67          206           .51         2.57         --          --
1994        3.59          221           .49         3.60         --          --
1995        5.65          193           .49         5.37         --          --
1996        5.09          240           .47         4.94         --          --
1997        5.21          226           .47         4.99         --          --

 CLASS 2/4/

1997        2.87/3/        14           .41/3/      2.80/3/      --          --
------------

/1/ Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not separately reflected in the funds' statement of operations. Shares traded on a principal basis (without commissions), such as fixed-income transactions, are excluded. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

/2/  Commenced operations April 30, 1997.

/3/ Based on operations for the period shown and, accordingly, not representative of a full year's operations.

/4/  Shares offered for sale commencing April 30, 1997.

/5/ Percentages are exclusive of the redemption in kind which occurred March 29, 1988.

/6/ Amount includes net realized short-term gains treated as net investment income for federal income tax purposes.

/7/  Commenced operations May 1, 1990.

/8/  Annualized

/9/  Commenced operations August 1, 1989.

/10/ Commenced operations January 2, 1996.

 No information is presented for the Global Small Capitalization Fund since it had no investment operations as of April 1, 1998.

--------------------------------------------------------------------------------

          INVESTMENT   THE FUNDS The Series consists of ten funds, each
      OBJECTIVES AND   representing a separate fully managed diversified
     POLICIES OF THE   portfolio of securities. The ten funds are the
               FUNDS   Global Growth Fund, the Global Small Capitaliza-
                       tion Fund, the Growth Fund, the International
 The Series consists   Fund, the Growth-Income Fund, the Asset Alloca-
                  of   tion Fund, the Bond Fund, the High-Yield Bond
     ten funds, each   Fund, the U.S. Government/AAA-Rated Securities
                with   Fund and the Cash Management Fund. The Series of-
  its own investment   fers two classes of fund shares: Class 1 shares
    objective(s) and   and Class 2 shares. This prospectus offers Class
           policies.   1 shares only. The Board of Trustees may estab-
                       lish additional funds and classes in the future.
                       The investment objective(s) and policies of each fund are discussed below. Investment policy lim-its as stated below are measured at the time of purchase. MORE INFORMATION ON THE FUNDS IS CON-
                       TAINED IN THE SERIES' STATEMENT OF ADDITIONAL IN-
                       FORMATION.

                       Shares of the Series are currently offered only to separate accounts of various insurance compa-nies to serve as the underlying investment for both variable annuity and variable life insurance contracts. All such shares may be purchased or redeemed by the separate accounts without any sales or redemption charges at net asset value. Due to differences in tax treatment or other con-siderations, the interests of various Contract owners participating in a fund might at some time be in conflict. The Board of Trustees will moni-tor the Series' operations for any material con-flicts and determine what action, if any, should be taken.

                       Investment limitations are considered at the time securities are purchased. These limits are leased on the funds' net assets unless otherwise indi-cated. Each fund's fundamental investment re-strictions (as described in the statement of ad-ditional information) and objective(s) may not be changed without shareholder approval.

                       The funds may not achieve their investment objec-tive(s) due to market conditions and other fac-tors. In addition, the funds may experience dif-ficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.



   The Global Growth   GLOBAL GROWTH FUND The investment objective of
       Fund seeks to   the Global Growth Fund is to achieve long-term
    provide you with   growth of capital by investing in securities of
 long-term growth of   issuers domiciled around the world.
   capital generally
     by investing in   Under normal market conditions, the fund will
   equity securities   invest primarily in common stocks and securities
          of issuers   with common stock characteristics, including
    domiciled around   depositary receipts. These securities may be
          the world.   denominated in various currencies. For example,
                       the fund may purchase American Depositary
                       Receipts which are U.S. dollar denominated securities designed for use in the U.S.
                       securities markets and which represent and may be converted to the underlying security.

                       When prevailing market, economic, political or currency conditions warrant, the fund may invest in other securities such as preferred stock, debt securities and other securities convertible into common stock. The fund may invest in straight debt securities (generally rated in the top three quality categories by Standard & Poor's Corpora-tion or Moody's Investors Service, Inc. or unrated but determined to be of equivalent qual-ity by the fund's investment adviser, Capital Re-search and Management Company). Up to 10% of the fund's assets may be invested in lower rated straight debt securities (including securities commonly referred to as "junk bonds" or "high-yield, high-risk bonds") or in unrated securities determined to be of equivalent quality. See the Appendix for a description of the various bond ratings, and "High-Yield Bond Fund--Risks of In-vesting in High-Yield, High-Risk Securities" be-low. In addition, the fund may at times hold a portion of its assets in cash and money market instruments denominated in U.S. dollars or other currencies. See "Securities and Investment Tech-niques--Money Market Instruments."

--------------------------------------------------------------------------------

                       Investments may be made from time to time in se-curities of companies domiciled in, or govern-ments of, developing countries. See "Securities and Investment Techniques--Investing in Various Countries."

                       The fund has the ability to purchase and sell currencies to facilitate securities transactions and to enter into forward currency contracts to hedge against changes in currency exchange rates. See "Securities and Investment Techniques--Cur-rency Transactions."

                       Under normal market conditions, the fund will in-vest in issuers domiciled in at least three coun-tries, with no more than 40% of its assets in-vested in issuers domiciled in any one country (including cash and cash equivalents). (In deter-mining the domicile of an issuer, Capital Re-search and Management Company takes into account such factors as where the company is legally or-ganized, where it maintains principal corporate offices, and/or where it conducts its principal operations.)

    The Global Small   GLOBAL SMALL CAPITALIZATION FUND The investment
 Capitalization Fund   objective of the Global Small Capitalization Fund
    seeks to provide   is long-term growth of capital.
  you with long-term
   growth of capital   The fund seeks to achieve its objective by in-
     by investing in   vesting primarily in equity securities of issuers
   equity securities   domiciled around the world with relatively small
          of issuers   market capitalizations (share price times the
    domiciled around   number of equity securities outstanding). In se-
      the world with   lecting investments, the fund emphasizes compa-
          relatively   nies that are believed by Capital Research and
        small market   Management Company to have the potential for
    capitalizations.   growth. Current income is not a consideration.

                       Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of small capitalization issuers, typically having individual market capitalizations of approximately $50 million to $1.2 billion; however, the fund will not necessarily sell stocks because they fall outside this range due to market conditions.

                       The fund's assets may also be held in cash or high-quality cash equivalents, government or cor-porate debt securities denominated in U.S. dol-lars or other currencies for liquidity purposes or when, in the opinion of Capital Research and Management Company, prevailing market conditions indicate that it is desirable to do so; in addi-tion, the fund may enter into repurchase agree-ments. Under normal market conditions the fund will invest no more than 35% of its total assets in such securities.

                       When prevailing market, economic, political or currency conditions warrant, assets may also be invested in securities convertible into common stocks, straight debt securities (generally rated in the top three quality categories by Standard & Poor's Corporation or Moody's Investors Service, Inc. or unrated but determined to be of equivalent quality by Capital Research and Management Company), government securities or nonconvertible preferred stocks. These securities may also be issued by entities domiciled outside the U.S. See "Securities and Investment Techniques--Investing in Various Countries" below.

The Growth Fund seeks  GROWTH FUND The investment objective of the
 to provide you with   Growth Fund is growth of capital. Whatever cur-
  growth of capital.   rent income is generated by the fund is likely to
                       be incidental to the objective of capital growth.
                       Ordinarily, the fund seeks to achieve this objec-tive by investing primarily in common stocks and securities with common stock characteristics.
                       When the outlook for common stocks is not consid-ered promising, for temporary defensive purposes, a substantial portion of the assets may be in-vested in securities of the U.S. Government, its agencies and instrumentalities, cash, and money market instruments.

                       Up to 10% of the fund's assets may be invested in securities of issuers domiciled outside the U.S. and not included in the Standard & Poor's 500

--------------------------------------------------------------------------------

                       Composite Index (a broad measure of the U.S.
                       stock market). These securities may be denomi-nated in currencies other than the U.S. dollar. However, there is no requirement that the fund maintain investments in non-U.S. issuers. See "Securities and Investment Techniques--Investing in Various Countries" below.

                       Up to 10% of the fund's assets may be invested in straight debt securities rated BB or below by Standard & Poor's Corporation and Ba or below by Moody's Investors Services, Inc. or in unrated securities that are determined to be of equiva-lent quality, provided the fund's investment ad-viser, Capital Research and Management Company, determines that these securities have character-istics similar to the equity securities eligible for purchase by the fund. See the Appendix for a further description of the various bond ratings, and "High-Yield Bond Fund--Risks of Investing in High-Yield, High-Risk Securities" below. As of the last day of the fund's most recent fiscal year, the fund did not hold any junk bonds.

   The International   INTERNATIONAL FUND The investment objective of
        Fund aims to   the International Fund is to achieve long-term
    provide you with   growth of capital by investing primarily in secu-
    long-term growth   rities of issuers domiciled outside the United
        ofcapital by   States. The fund's investment approach is based
         investingin   on the belief that economic and political devel-
          securities   opments have helped to create new opportunities
           ofissuers   outside the U.S.
    domiciledoutside
            the U.S.   Under normal circumstances, the fund will invest
                       at least 65% of its assets in equity securities
                       (including depositary receipts) of issuers domi-ciled outside the U.S., including those domiciled in developing countries. These securities may be denominated in various currencies. For example, the fund may purchase American Depositary Re-ceipts which are U.S. dollar denominated securi-ties designed for use in the U.S. securities mar-kets and which represent and may be converted to the underlying security. The fund may at times hold a portion of its assets in various curren-cies or in cash equivalents which may be denomi-nated in U.S. dollars or other currencies (in-cluding U.S. Government securities, certificates of deposit, time deposits, commercial paper, bankers' acceptances and other high-quality short-term debt securities). See "Securities and Investment Techniques--Investing in Various Coun-tries."

                       The fund has the ability to purchase and sell currencies to facilitate securities transactions and to enter into forward currency contracts to hedge against changes in currency exchange rates. See "Securities and Investment Techniques--Cur-rency Transactions."

                       When prevailing market, economic, political or currency conditions warrant, the fund may invest in securities convertible into common stocks, straight debt securities (generally rated in the top three quality categories by Standard & Poor's Corporation or Moody's Investors Service, Inc. or unrated but determined to be of equivalent quality by Capital Research and Management Company), government securities, or nonconvertible preferred stocks. Up to 5% of the fund's assets may also be invested in lower rated straight debt securities (including securities commonly referred to as "junk bonds" or "high-yield, high-risk bonds") or in unrated securities that are determined to be of equivalent quality. See the Appendix for a description of the various bond ratings, and "High-Yield Bond Fund--Risks of Investing in High-Yield, High-Risk Securities" below. These securities may also be issued by non-U.S. entities. Additionally, for temporary defensive purposes, the fund may at times maintain all or any part of its assets in cash and cash equivalents.

--------------------------------------------------------------------------------

   The Growth-Income   GROWTH-INCOME FUND The investment objective of
       Fund seeks to   the Growth-Income Fund is growth of capital and
    provide you with   income. In the selection of securities for in-
  capital growth and   vestment, the possibilities of appreciation and
             income.   potential dividends are given more weight than
                       current yield. Ordinarily, the fund will invest primarily in common stocks and securities with common stock characteristics. However, the fund may invest in other types of securities, includ-ing other equity-type securities (such as convertible bonds), bonds (and other types of fixed-income securities) and money market instruments, to the extent consis-tent with its investment objective.

                       Up to 5% of the fund's assets may be invested in straight debt securities rated BB or below by Standard & Poor's Corporation and Ba or below by Moody's Investors Services, Inc. or in unrated securities that are determined to be of equiva-lent quality by Capital Research and Management Company. See the Appendix for a description of the various bond ratings, and "High-Yield Bond Fund--Risks of Investing in High-Yield, High-Risk Securities" below.

                       Up to 10% of the fund's assets may be invested in the equity securities of issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index (a broad measure of the U.S. stock market). These securities may be denominated in currencies other than the U.S. dollar. See "Securities and Investment Techniques--Investing in Various Countries."

           The Asset   ASSET ALLOCATION FUND The investment objective of
     Allocation Fund   the Asset Allocation Fund is high total return
 aims to provide you   (including income and capital gains) consistent
     with high total   with preservation of capital over the long term.
          return and   The fund seeks to achieve its objective by in-
     preservation of   vesting in a diversified portfolio that can in-
    capital over the   clude common stocks and other equity-type securi-
          long-term.   ties (such as convertible bonds), bonds and other
                       intermediate- and long-term fixed income securi-ties, and money market instruments (debt securi-ties maturing in one year or less).

                       Capital Research and Management Company will de-termine the relative mix of equities, fixed-in-come securities and money market instruments for the fund's portfolio. The determination will be based on its view of long-term economic and mar-ket trends and the relative risks and opportunities for long-term total return of the different classes of as-sets. Under normal conditions, Capital Research and Management Company expects (but is not required) to maintain an investment mix falling within the following ranges: 40% to 80% in equities; 20% to 50% in fixed-income securities; and 0% to 40% in money market instruments. Capital Research and Management Company does not intend to make frequent shifts within these broad ranges. Rather it intends in normal situations to make any shifts in the fund's asset allocation gradually over time based on its views of long-term trends and conditions.

                       Up to 10% of the fund's assets may be invested in equity-type securities of issuers domiciled out-side the U.S. and not included in the Standard & Poor's 500 Composite Index (a broad measure of the U.S. stock market). Up to 5% of assets may be invested in debt securities of issuers domiciled outside the U.S. These securities may be denomi-nated in currencies other than the U.S. dollar. See "Securities and Investment Techniques-In-vesting in Various Countries."

                       The fund's fixed-income investments will consist primarily of "investment grade" bonds; that is, bonds that are rated BBB or better by Standard & Poor's Corporation or Baa or better by Moody's Investors Service, Inc., or that are unrated but considered by Capital Research and Management Company to be of equivalent credit quality. Up to 25% of the fund's fixed-income

--------------------------------------------------------------------------------

                       assets may be invested in securities that are be-low investment grade as defined above, including securities rated as low as CC by S&P or Ca by Moody's. See the Appendix for a further descrip-tion of the various bond ratings, and "High-Yield Bond Fund--Risks of Investing in High-Yield, High-Risk Securities" below. In addition, the fund may invest in real estate investment trusts and notes and bonds issued by governments, their agencies or instrumentalities, or corporations in which the principal value and/or interest pay-ments vary with the rate of inflation.

                       During the previous fiscal year, the approximate monthly average percentages of the Asset Alloca-tion Fund's fixed-income net assets based on the higher of the Moody's or S&P rating categories were: Aaa/AAA--13.85%; Aa/AA--0.69%; A/A--1.86%;
                       Baa/BBB--5.74%; Ba/BB--1.72%; B/B--2.26%; and
                       Caa/CCC--0.07%. Non-rated investments (including equity-type securities) and cash or cash equiva-lents amounted to 61.55% and 12.26%, respective-ly, of the fund's assets.

 The Bond Fund seeks   BOND FUND The investment objective of the Bond
 to provide you with   Fund is to provide as high a level of current in-
 high current income   come as is consistent with the preservation of
    while preserving   capital. The fund invests in a broad variety of
        yourcapital.   fixed-income securities, including marketable
                       corporate debt securities, loan participations and assignments, U.S. Government securities, pass-through securities and cash or money market instruments. Normally, at least 65% of the fund's assets will be invested in bonds. (For this pur-pose, bonds are considered any debt securities having initial maturities in excess of one year.)
                       In addition, the fund may invest up to 20% in preferred stocks.

                       While the fund may not make direct purchases of common stocks or warrants or rights to acquire common stocks, the fund may invest in debt secu-rities that are issued together with common stock or other equity interests or have equity conver-sion, exchange, or purchase rights. The fund may continue to hold up to 5% of its assets in common stock, warrants and rights so acquired after sales of the corresponding debt securities.

                       Normally, at least 65% of the value of the fund's assets, measured at the time of purchase, will be invested in debt securities that are rated Baa or better by Moody's Investors Service, Inc. or BBB or better by Standard & Poor's Corporation or unrated but determined to be of equivalent qual-ity by Capital Research and Management Company.


                       At least 35% of the value of the fund's assets will be invested in debt securities that are rated A or better or, if not rated, determined to be of equivalent quality.

                       Up to 35% of the assets of the fund may be in-vested in debt securities rated Ba and BB or be-low, or in unrated securities that are determined to be of equivalent quality. These securities may be rated as low as Ca by Moody's or CC by S&P. See the Appendix for a further description of the various bond ratings, and "High-Yield Bond Fund-- Risks of Investing in High-Yield, High-Risk Secu-rities" below. During the previous fiscal year, the approximate monthly average percentages of the Bond Fund's net assets based on the higher of the Moody's or S&P rating categories were:
                       Aaa/AAA--33.87%; Aa/AA--1.76%; A/A--1.90%;
                       Baa/BBB--11.39%; Ba/BB--7.94%; B/B--16.94% and
                       Caa/CCC--0.56%. Non-rated investments (including equity-type securities) and cash or cash equiva-lents amounted to 6.35% and 19.29%, respectively, of the fund's assets.

--------------------------------------------------------------------------------

                       The fund may invest in fixed-income securities of corporations or governmental entities outside the U.S.; however, no more than 20% of the fund's as-sets will be invested in non-U.S. dollar denomi-nated securities, including those of issuers dom-iciled in developing countries. The fund may pur-chase or sell various currencies on either a spot or forward basis in connection with non-U.S. dol-lar investments. See "Securities and Investment Techniques--Currency Transactions" below. In ad-dition, the fund may invest in real estate in-vestment trusts and notes and bonds issued by governments, their agencies or instrumentalities, or corporations in which the principal value and/or interest payments vary with the rate of inflation.

 The High-Yield Bond   HIGH-YIELD BOND FUND The primary investment ob-
       Fund seeks to   jective of the High-Yield Bond Fund is high cur-
    provide you with   rent income and its secondary investment objec-
 high current income   tive is capital appreciation. Under normal market
   and, secondarily,   conditions the fund will be invested in fixed-in-
capital appreciation.  come securities, with emphasis on higher yield-
                       ing, higher risk, lower rated or unrated corpo-rate bonds.

                       High-yield, high-risk bonds (also known as "junk bonds") generally include any bonds rated Ba or below by Moody's Investors Service, Inc. and BB or below by Standard & Poor's Corporation or unrated but determined to be of equivalent quality by Capital Research and Management Company. Bonds rated Ba or BB or below are considered speculative. The High-Yield Bond Fund may invest without limitation in bonds rated as low as Ca by Moody's or CC by S&P (or in bonds that are unrated but determined to be of equivalent quality). In addition, the fund may invest up to 10% of its assets in bonds rated C by Moody's or D by S&P (or in bonds that are unrated but determined to be of equivalent quality). See the Appendix for a further description of the various bond ratings. During the previous fiscal year, the approximate monthly average percentages of the High-Yield Bond Fund's net assets based on the higher of the Moody's or S&P rating categories were: Aaa/AAA--6.37%; Baa/BBB--3.05%; Ba/BB--18.16%; B/B--54.30%;
                       Caa/CCC--0.28% and C/C--0.09%. Non-rated investments (including equity-type securities) and cash or cash equivalents amounted to 8.43% and 9.32%, respectively, of the fund's assets.

                       In pursuing its secondary investment objective of capital appreciation, the Series may purchase high-yield bonds that are expected by Capital Re-search and Management Company to increase in value due to improvements in their credit quality or ratings or anticipated declines in interest rates. In addition, the fund may invest for this purpose up to 25% of its assets in common stocks or other equity or equity-related securities. Eq-uity-type securities normally will be purchased as part of a unit with fixed-income securities or when an unusual opportunity for capital apprecia-tion is perceived due to an anticipated improve-ment in the issuer's credit quality or ratings.

                       Up to 25% of the fund's assets may be invested in securities of non-U.S. issuers, including those domiciled in developing countries. These securi-ties may be denominated in currencies other than the U.S. dollar.

                       Under normal conditions the fund will invest pri-marily in higher yielding obligations which may include loan participations and assignments in addition to corporate bonds. The fund also may invest in securities of the U.S. Government, its agencies and instrumentalities, real estate in-vestment trusts, cash, and money market instru-ments. In addition, the fund may invest in rein-surance related notes and bonds and notes and bonds issued by governments, their agencies or instrumentalities, or corporations in which the principal value and/or interest payments vary with the rate of inflation.

--------------------------------------------------------------------------------

                       RISKS OF INVESTING IN HIGH-YIELD, HIGH-RISK
                       SECURITIES "High-yield, high-risk" bonds, also known as "junk bonds," have speculative charac-teristics and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly. It may be more difficult to dispose of, or to de-termine the value of, high-yield, high-risk bonds.

                       High-yield, high-risk bonds may be very sensitive to adverse economic changes and may be less sensitive to interest rate changes. In addition, periods of economic uncertainty and changes may increase volatility of market prices and yields of high-yield, high-risk bonds and in turn, the fund's net asset value. High-yield, high-risk bonds may contain redemption or call provisions which, if exercised during a period of declining interest rates, may cause the fund to have to replace the security with a lower yielding security, resulting in a decreased return for investors. Furthermore, there may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds.

                       Capital Research and Management Company attempts to reduce the risks described above through di-versification of the portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legisla-tive developments.

                       There can be, of course, no assurance that the fund's investment objectives will be realized or that the net return on an investment in the fund will equal or exceed that which could have been obtained through other investment or savings ve-hicles. Contract owners should carefully review the investment objectives and policies of the fund and consider their ability to assume the risks involved before making any investment in the fund.

            The U.S.   U.S. GOVERNMENT/AAA-RATED SECURITIES FUND The in-
     Government/AAA-   vestment objective of the U.S. Government/AAA-
    Rated Securities   Rated Securities Fund is a high level of current
        Fund aims to   income consistent with prudent investment risk
    provide you with   and preservation of capital. It seeks to achieve
 high current income   its objective by investing primarily in a combi-
    while preserving   nation of (i) securities guaranteed by the U.S.
       your capital.   Government (i.e., backed by the full faith and
                       credit of the United States) and (ii) other debt securities (including corporate bonds) rated AAA by Standard & Poor's Corporation or Aaa by
                       Moody's Investors Service, Inc. (or unrated but determined to be of equivalent quality by Capital
                       Research and Management Company). The fund may purchase obligations of non-U.S. corporations or governmental entities, provided they are U.S.
                       dollar denominated and highly liquid. Except when the fund is in a temporary defensive investment position, at least 65% of its total assets will be invested in these securities, including secu-rities held subject to repurchase agreements.

                       The fund anticipates that it will invest in Gov-ernment National Mortgage Association ("GNMA") certificates, which are mortgage-backed securi-ties representing part ownership of a pool of mortgage loans on which timely payment of inter-est and principal is guaranteed by the U.S. Gov-ernment. The fund also may invest in securities issued by U.S. Government agencies or instrumen-talities that are not backed by the full faith and credit of the U.S. Government; in short-term debt securities of private issuers (including certificates of deposit, bankers' acceptances, and commercial paper rated A-1 by S&P or Prime-1 by Moody's); and in securities issued by finan-cial institutions such as commercial banks, sav-ings and loan associations, mortgage bankers and securities broker-dealers which represent a di-rect or indirect interest in a pool of mortgages. In addition, the fund may invest in notes and bonds issued by governments, their agencies or instrumentalities, or

--------------------------------------------------------------------------------

                       corporations in which the principal value and/or interest payments vary with the rate of infla-tion.

                       The fund may not purchase any security, other than a U.S. Government security or a short-term debt security described above, that is not rated AAA by S&P or Aaa by Moody's (or that is unrated but determined to be of equivalent quality by Capital Research and Management Company). Howev-er, if the rating of a security currently being held by the fund is reduced below AAA or Aaa the fund is not required to dispose of the security.

 The Cash Management   CASH MANAGEMENT FUND The investment objective of
       Fund seeks to   the Cash Management Fund is high current yield
    provide you with   while preserving capital. It seeks to achieve
  high current yield   this objective by investing in high quality money
    while preserving   market instruments that mature, or may be re-
            capital.   deemed or resold, in 13 months or less (25 months
                       or less in the case of U.S. Government securi-
                       ties). The fund invests only in such instruments that are determined, in accordance with proce-dures established by the Series' Board of Trust-ees, to present minimal credit risks. The fund's investments may include, but are not limited to, commercial paper rated in the highest rating cat-egory by Moody's Investors Service, Inc. and
                       Standard & Poor's Corporation, instruments is-sued, guaranteed or insured by the U.S. Govern-ment, its agencies or instrumentalities as to the payment of principal and interest, and other se-curities rated in the highest two categories by either Moody's or S&P, provided the issuer has commercial paper rated in the highest rating cat-egory by Moody's or S&P. The fund also may enter into repurchase agreements.

                       Although there is no guarantee that the fund's investment objective will be achieved, invest-ments in the Cash Management Fund should present the least market risk of any of the funds because it invests only in high-quality short-term debt obligations. However, an investment in this fund is subject to the risks of changes in market in-terest rates and of the economy as a whole. Note that the return on an investment in the Cash Man-agement Fund should not be the same as the return on an investment in a money market fund which is available directly to the public, even where gross yields are equivalent, due to the fees im-posed at the Contract level. The Cash Management Fund yield for the seven days ended November 30, 1997 was 5.07% on an annualized basis.

      SECURITIES AND   EQUITY SECURITIES Equity securities represent an
          INVESTMENT   ownership position in a company. The prices of
          TECHNIQUES   equity securities fluctuate based on changes in
                       the financial condition of their issuers and on market and economic conditions. The funds' results will be related to the overall market for these securities.

    The ten funds of   DEBT SECURITIES Bonds and other debt securities
   the Series invest   are used by issuers to borrow money. Issuers pay
   in a wide variety   investors interest and must repay the amount bor-
 of securities which   rowed at maturity. Some debt securities, such as
      are subject to   zero coupon bonds, do not pay current interest
  varying degrees of   but are purchased at a discount from their face
               risk.   values. The prices of debt securities fluctuate
                       depending on such factors as interest rates, credit quality and maturity. In general their prices decline when interest rates rise and vice versa.

                       OTHER SECURITIES The funds may also invest in se-curities that have a combination of equity and debt characteristics such as non-convertible pre-ferred stocks and convertible securities. These securities may at times resemble equity more than debt and vice versa. Non-convertible preferred stocks are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are often classified as equity securities. The prices and yields of non-convertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.

--------------------------------------------------------------------------------

                       Bonds, preferred stocks, and other securities may sometimes be converted into shares of common stock or other securities at a stated exchange ratio. These securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics their value varies in response to many factors, including the value of the under-lying equity, general market and economic condi-tions, convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.

                       U.S. GOVERNMENT SECURITIES Securities guaranteed by the U.S. Government include: (1) direct obli-gations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and inter-est by the U.S. Treasury.

                       Certain securities issued by U.S. Government in-strumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the dis-cretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing gov-ernment agency or instrumentality.

                       PASS-THROUGH SECURITIES The funds may invest in various debt obligations backed by a pool of mortgages or other assets including loans on sin-gle family residences, home equity loans, mort-gages on commercial buildings, credit card re-ceivables, and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obli-gations are typically passed through to invest-ors. Pass-through securities may have either fixed or adjustable coupons. These securities in-clude those discussed below.

                       "Mortgage-backed securities" are issued both by U.S. government agencies, including the Govern-ment National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC), and by private entities. The payment of interest and principal on securities issued by U.S. Government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

                       Mortgage-backed securities issued by private en-tities are structured similarly to mortgage-backed securities issued by GNMA, FNMA and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. In addi-tion, these securities generally are structured with one or more types of credit enhancement. Mortgage-backed securities generally permit bor-rowers to prepay their underlying mortgages. Pre-payments can alter the effective maturity of these instruments.

                       "Collateralized mortgage obligations" (CMOs) are backed by a pool of mortgages, mortgage-backed securities or mortgage loans, which are divided into two or more separate bond issues. CMOs is-sued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed-through to each bond at vary-ing schedules resulting in bonds with different coupons, effective maturities, and sensitivities to interest rates. In fact, some CMOs may be structured in a way that when interest rates change the impact of changing prepayment rates on these securities' effective maturities is magni-fied.

--------------------------------------------------------------------------------

                       "Commercial mortgage-backed securities" are backed by commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment risk than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mort-gage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the ef-fects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

                       "Asset-backed securities" are backed by other as-sets such as a credit card, automobile or con-sumer loan receivables, retail installment loans, or participations in pools of leases. Credit sup-port for these securities may be based on the un-derlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times the fi-nancial condition of the issuer. Some asset-backed securities also may receive prepayments which can change the securities' effective matu-rities.

                       INFLATION-INDEXED BONDS Inflation-indexed notes and bonds are issued by governments, their agen-cies or instrumentalities, or corporations. The principal value of this type of bond is periodi-cally adjusted according to changes in the rate of inflation. The interest rate is generally fixed at issuance; however, interest payments are based on an inflation adjusted principal value. For example, in a period of falling inflation, principal value will be adjusted downward, reduc-ing the interest payable.

                       Repayment of the original bond principal upon ma-turity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. Howev-er, the current market value of the bonds is not guaranteed, and will fluctuate. The funds may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

                       MONEY MARKET INSTRUMENTS The funds invest in various high-quality money market instruments that mature, or may be redeemed or resold, in 13 months or less (25 months in the case of U.S. government securities). These include (1) commercial paper (short-term notes issued by corporations or governmental bodies), (2) commercial bank obligations (certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity)), (3) corporate bonds and notes (corporate obligations that mature, or that may be redeemed, in one year or less), and (4) savings association obligations (certificates of deposit issued by savings banks or savings and loan associations). Although certain floating or variable rate obligations (securities which have a coupon rate that changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered to be short-term debt securities.

--------------------------------------------------------------------------------

                       REPURCHASE AGREEMENTS The funds may enter into repurchase agreements, under which they buy a se-curity and obtain a simultaneous commitment from the seller to repurchase a security at a speci-fied time and price. The seller must maintain with the Series' custodian collateral equal to at least 100% of the repurchase price including ac-crued interest as monitored daily by Capital Re-search and Management Company. If the seller un-der the repurchase agreement defaults, a fund may incur a loss if the value of the collateral se-curing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy pro-ceedings are commenced with respect to the sell-er, liquidation of the collateral by a fund may be delayed or limited.

                       FORWARD COMMITMENTS The funds may enter into com-mitments to purchase or sell securities at a fu-ture date. When a fund agrees to purchase such securities it assumes the risk of any decline in value of the securities beginning on the date of the agreement. When a fund agrees to sell such securities, it does not participate in further gains or losses. If the other party to such a transaction fails to deliver or pay for the secu-rities, a fund could miss a favorable price or yield opportunity, or could experience a loss.

                       The Asset Allocation Fund, the Bond Fund, the High-Yield Bond Fund, and the U.S. Government/AAA-Rated Securities Fund also may en-ter into "roll" transactions, which consist of the sale of mortgage-backed securities or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The funds assume the rights and risks of ownership, including the risk of price and yield fluctuations as of the time of the agreement.

                       RESTRICTED AND ILLIQUID SECURITIES The funds may purchase securities subject to restrictions on resale. All such securities whose principal trad-ing market is in the U.S. will be considered il-liquid unless they have been specifically deter-mined to be liquid under procedures which have been adopted by the Series' Board of Trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The funds may incur certain additional costs in disposing of illiquid securities.

                       INVESTING IN SMALLER CAPITALIZATION STOCKS Investing in smaller capitalization stock can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. Transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies. Because the Global Small Capitalization Fund emphasizes the stocks of issuers with smaller market capitalizations (by U.S. standards), it can be expected to have more difficulty obtaining information about the issuers or valuing or disposing of its securities than it would if it were to concentrate on more larger capitalization stocks. The fund determines relative market capitalizations using U.S. standards (as described above). Accordingly, the fund's non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the U.S.

                       INVESTING IN VARIOUS COUNTRIES The Global Growth Fund, the Global Small Capitalization Fund, the Growth Fund, the International Fund, the Growth-Income Fund, the Asset Allocation Fund, the Bond Fund and the High-Yield Bond Fund may invest in securities of issuers domiciled outside the U.S. and which may be denominated in currencies other than the U.S. dollar. Investing outside the U.S. can involve special risks, particularly in cer-tain developing countries, caused by, among other things; fluctuating cur-

--------------------------------------------------------------------------------

                       rency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional eco-nomic, political, and social conditions; expro-priation and confiscatory taxation; greater mar-ket volatility; differing securities market structures; and various administrative difficul-ties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Re-search and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

                       Additional costs could be incurred in connection with the funds' investment activities outside the U.S. Brokerage commissions are generally higher outside the U.S., and the funds will bear certain expenses in connection with their currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

                       The U.S. Government/AAA-Rated Securities Fund may purchase obligations of non-U.S. corporations or governmental entities, provided they are U.S. dollar denominated and highly liquid. According-ly, while the risks mentioned above are still present, they are present to a lesser extent.

                       CURRENCY TRANSACTIONS The Global Growth Fund, the Global Small Capitalization Fund, the Growth Fund, the International Fund, the Bond Fund and the High-Yield Bond Fund may purchase and sell currencies to facilitate securities transactions and to enter into forward currency contracts to hedge against changes in currency exchange rates. The Asset Allocation Fund and the Growth-Income Fund may purchase and sell currencies to facilitate transactions in securities denominated in currencies other than the U.S. dollar, but they have no current intention of entering into forward currency contracts. While entering into forward transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The funds generally will not attempt to protect against all potential changes in exchange rates.

--------------------------------------------------------------------------------

                       MULTIPLE PORTFOLIO COUNSELOR SYSTEM The
                       investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices. Capital Research and Management Company utilizes a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolios of the funds are divided into segments which are managed by individual counselors. Each counselor decides how their segment will be invested (within the limits provided by each fund's objective(s) and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals may, from time to time, make investment decisions with respect to a portion of each fund's portfolio. The primary individual portfolio counselors for the Series are listed below.

                                                                           YEARS OF EXPERIENCE AS
                                                                     PORTFOLIO COUNSELOR (AND RESEARCH
      PORTFOLIO                                                  PROFESSIONAL, IF APPLICABLE) FOR THE FUNDS
      COUNSELORS                                                                 INDICATED
    FOR THE SERIES                  PRIMARY TITLE(S)                           (APPROXIMATE)
------------------------------------------------------------------------------------------------------------
 James K. Dunton         Senior Vice President of the Series.   Growth-Income Fund--since the fund
                         Senior Vice President and Director,    began operations in 1984
                         Capital Research and Management
                         Company
------------------------------------------------------------------------------------------------------------
 Abner D. Goldstine      Senior Vice President of the Series.   Asset Allocation Fund--since the fund
                         Senior Vice President and Director,    began operations in 1989;
                         Capital Research and Management        Bond Fund--since the fund began
                         Company                                operations in 1996;
                                                                High-Yield Bond Fund--less than one year
------------------------------------------------------------------------------------------------------------
 Alan N. Berro           Vice President of the Series.          Growth-Income Fund--2 years
                         Senior Vice President, Capital
                         Research Company*
------------------------------------------------------------------------------------------------------------
 Claudia P. Huntington   Vice President of the Series.          Growth-Income Fund--4 years (plus 5 years
                         Senior Vice President,                 as a research professional prior to becoming
                         Capital Research and                   a portfolio counselor for the fund)
                         Management Company
------------------------------------------------------------------------------------------------------------
 Robert W. Lovelace      Vice President of the Series.          Global Small Capitalization Fund--
                         Executive Vice President and Director, since the fund began operations in 1998
                         Capital Research Company*              Global Growth Fund--since
                                                                the fund began operations in 1997;
                                                                International Fund--4 years
------------------------------------------------------------------------------------------------------------
 Donald D. O'Neal        Vice President of the Series.          Global Growth Fund - since the fund
                         Vice President, Capital Research and   began operations in 1997;
                         Management Company                     Growth Fund - 7 years (plus 4 years as a
                                                                research professional prior to becoming a
                                                                portfolio counselor for the fund)
------------------------------------------------------------------------------------------------------------
 John H. Smet            Vice President of the Series.          Bond Fund--since the fund began
                         Vice President, Capital Research and   operations in 1996;
                         Management Company                     U.S. Government Fund--6 years
------------------------------------------------------------------------------------------------------------
 Timothy D. Armour       Chairman and Chief Executive Officer,  Asset Allocation Fund--2 years
                         Capital Research Company*
------------------------------------------------------------------------------------------------------------
 David C. Barclay        Executive Vice President and Director, High-Yield Bond Fund--5 years
                         Capital Research Company*
------------------------------------------------------------------------------------------------------------
 Martial Chaillet        Senior Vice President, Capital         Global Growth Fund--since the fund
                         Research Company*                      began operations in 1997;
                                                                International Fund--5 years
------------------------------------------------------------------------------------------------------------
 Gordon Crawford         Senior Vice President and Director,    Global Small Capitalization Fund--
                         Capital Research and Management        since the fund began operations in 1998
                         Company                                Growth Fund--4 years (plus
                                                                5 years as a research professional
                                                                prior to becoming a
                                                                portfolio counselor for the fund)
------------------------------------------------------------------------------------------------------------
 Mark E. Denning         Director, Capital Research and         Global Small Capitalization Fund--
                         Management Company                     Since the fund began
                                                                operations in 1998
------------------------------------------------------------------------------------------------------------
 James E. Drasdo         Senior Vice President and Director,    Growth Fund--11 years
                         Capital Research and Management
                         Company
------------------------------------------------------------------------------------------------------------
 Alwyn Heong             Vice President, Capital                International Fund--2 years
                         Research Company*
------------------------------------------------------------------------------------------------------------
 Thomas H. Hough         Vice President--Investment             U.S. Government Fund--less than
                         Management Group, Capital              one year
                         Research and Management
                         Company
------------------------------------------------------------------------------------------------------------
 Robert G. O'Donnell     Senior Vice President and Director,    Growth-Income Fund--8 years (plus
                         Capital Research and Management        1 year as a research professional prior to
                         Company                                becoming a portfolio counselor for the fund)
------------------------------------------------------------------------------------------------------------
 Victor M. Parachini     Senior Vice President, Capital         Asset Allocation Fund - 2 years
                         Research and Management Company
------------------------------------------------------------------------------------------------------------
 John W. Ressner         Vice President - Investment            U.S. Government Fund - less than
                         Management Group, Capital              one year
                         Research and Management Company
------------------------------------------------------------------------------------------------------------
 Susan M. Tolson         Vice President, Capital Research       High-Yield Bond Fund - 3 years
                         Company*                               (plus 3 years as a research professional prior
                                                                to becoming a portfolio counselor for the fund)
------------------------------------------------------------------------------------------------------------
 Gregory W. Wendt        Senior Vice President and Director.    Global Small Capitalization Fund -
                         Capital Research Company*              Since the fund began operations in 1998
------------------------------------------------------------------------------------------------------------

                           YEARS OF EXPERIENCE
                                   AS
                         INVESTMENT PROFESSIONAL
                              (APPROXIMATE)
                          WITH CAPITAL
                          RESEARCH AND
      PORTFOLIO            MANAGEMENT
      COUNSELORS         COMPANY OR ITS     TOTAL
    FOR THE SERIES         AFFILIATES       YEARS
------------------------------------------------------------------------------------------------------------
 James K. Dunton                  36           36
------------------------------------------------------------------------------------------------------------
 Abner D. Goldstine               31           46
------------------------------------------------------------------------------------------------------------
 Alan N. Berro                     7           12
------------------------------------------------------------------------------------------------------------
 Claudia P. Huntington            20           22
------------------------------------------------------------------------------------------------------------
 Robert W. Lovelace               13           13
------------------------------------------------------------------------------------------------------------
 Donald D. O'Neal                 13           13
------------------------------------------------------------------------------------------------------------
 John H. Smet                     15           16
------------------------------------------------------------------------------------------------------------
 Timothy D. Armour                15           15
------------------------------------------------------------------------------------------------------------
 David C. Barclay                 10           17
------------------------------------------------------------------------------------------------------------
 Martial Chaillet                 26           26
------------------------------------------------------------------------------------------------------------
 Gordon Crawford                  27           27
------------------------------------------------------------------------------------------------------------
 Mark E. Denning                  15           15
------------------------------------------------------------------------------------------------------------
 James E. Drasdo                  21           26
------------------------------------------------------------------------------------------------------------
 Alwyn Heong                       6           10
------------------------------------------------------------------------------------------------------------
 Thomas H. Hough                   8           11
------------------------------------------------------------------------------------------------------------
 Robert G. O'Donnell              23           26
------------------------------------------------------------------------------------------------------------
 Victor M. Parachini              21           36
------------------------------------------------------------------------------------------------------------
 John W. Ressner                  10           10
------------------------------------------------------------------------------------------------------------
 Susan M. Tolson                   8           10
------------------------------------------------------------------------------------------------------------
 Gregory W. Wendt                 10           10
------------------------------------------------------------------------------------------------------------

* COMPANY AFFILIATED WITH CAPITAL RESEARCH AND MANAGEMENT COMPANY.

--------------------------------------------------------------------------------

          DIVIDENDS,   It is the Series' policy to distribute to the
   DISTRIBUTIONS AND   shareholders (the insurance company separate ac-
               TAXES   counts) all of its net investment income and cap-
                       ital gains realized during each fiscal year.

          The Series   Each fund of the Series is subject to asset di-
      distributes to   versification regulation prescribed by the U.S.
    shareholders all   Treasury Department under the Internal Revenue
      its income and   Code (the "Code"). These regulations generally
       capital gains   provide that, as of the end of each calendar
     realized during   quarter or within 30 days thereafter, no more
   each fiscal year.   than 55% of the total assets of the fund may be
                       represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all secu-rities of the same issuer are considered a single investment. Furthermore, each U.S. Government agency or instrumentality is treated as a sepa-rate issuer. There are also alternative diversi-fication tests which may be satisfied by the funds under the regulations. The Series intends to comply with the diversification regulations.
                       If a fund should fail to comply with these regu-lations, Contracts invested in that fund would not be treated as annuity, endowment or life in-surance contracts under the Code.

                       FEDERAL TAXES Each fund of the Series intends to operate as a "regulated investment company" under the Internal Revenue Code. In any fiscal year in which a fund so qualifies and distributes to shareholders its net investment income and real-ized capital gains, the fund itself is relieved of federal income tax.

                       See the applicable Contract prospectus for infor-mation regarding the federal income tax treatment of the Contracts and distributions to the sepa-rate accounts.

              SERIES   SERIES ORGANIZATION The Series, an open-end in-
    ORGANIZATION AND   vestment company, was organized as a Massachu-
          MANAGEMENT   setts business trust in 1983. The Series' Board
                       of Trustees supervises Series operations and per-forms duties required by applicable state and federal law. Members of the board who are not em-ployed by Capital Research and Management Company or its affiliates are paid for services rendered to the Series as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the Series. The
                       Board of Trustees has approved the retention of the companies listed below to provide certain services to the Series.

                       INVESTMENT ADVISER Capital Research and Manage-ment Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the Series and other mutual funds, including those in The American Funds Group. Capital Research and Management Com- pany, a wholly-owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Re-search and Management Company manages the invest-ment portfolios and business affairs of the Se-ries.

                       The compensation paid to the Investment Adviser for the most recent fiscal year as a percentage of average net assets amounted to the following:
                       Global Growth Fund -- .71% (annualized); Growth Fund -- .41%; International Fund -- .58%; Growth-Income Fund -- .36%; Asset Allocation Fund --
                        .45%; Bond Fund -- .53%; High-Yield Bond Fund -- .50%; U.S. Government/AAA-Rated Securities
                       Fund -- .51%; and Cash Management Fund -- .45%. Capital Research and Management Company has re-ceived no compensation for the Global Small Capi-talization Fund because it had not commenced op-erations during the most recent fiscal year.

                       Capital Research and Management Company and its affiliated companies have adopted a personal in-vesting policy that is consistent with the recom-mendations contained in the report dated May 9, 1994 issued by the Investment Company Institute's Advisory Group on Personal Investing. (See the

--------------------------------------------------------------------------------

                       statement of additional information.) This policy has been incorporated into the Series' code of ethics which is available from the Series' Secre-tary upon request.

                       PORTFOLIO TRANSACTIONS Orders for the Series' portfolio securities transac- tions are placed by Capital Research and Management Company which strives to obtain the best available prices, taking into account the costs and quality of executions. There is no agreement or commitment to place orders with any broker-dealer. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

                       Subject to the above policy, when two or more brokers (either directly or through their corre-spondent clearing agents) are in a position to offer comparable prices and executions, prefer-ence may be given to brokers that have sold Con-tracts or have provided investment research, sta-tistical and other related services for the bene-fit of the Series and/or of other funds served by Capital Research and Management Company.

                       SHAREHOLDER VOTING RIGHTS All shares of the
                       Series have equal voting rights and are entitled to one vote per share with proportional voting for fractional shares; however, shareholders of Class 1 shares will be entitled to vote only on matters relating to Class 1 shares. There will not usually be a shareholder meeting in any year, except, for example, when the election of the board is required to be acted upon by shareholders under the Investment Company Act of 1940.

                       In matters which only affect a particular fund, the matter shall have been effectively acted upon by a majority vote of that fund even though: (1) the matter has not been approved by a majority vote of any other fund; or (2) the matter has not been approved by a majority vote of the Series.

                       The insurance company separate accounts, as the shareholders of the Series, have the right to vote Series shares at any meeting of sharehold-ers. However, the Contracts provide that the sep-arate accounts will vote Series shares in accor-dance with instructions received from owners of the Contracts. See the applicable Contract pro-spectus for information regarding Contract own-ers' voting rights. Since the funds use a com-bined prospectus, each fund may be liable for misstatements, inaccuracies, or incomplete dis-closure concerning any other fund contained in this prospectus.

       PURCHASES AND   Shares of the Series are currently offered only
         REDEMPTIONS   to insurance company separate accounts which fund
           OF SHARES   the Contracts. All such shares may be purchased
                       or redeemed by the separate accounts at net asset value, without any sales or redemption charges.
                       Such purchases and redemptions are made subse-quent to corresponding purchases and redemptions of units of the separate accounts without delay.

                       Except in extraordinary circumstances and as per-missible under the Investment Company Act of 1940, redemption proceeds will be paid on or be-fore the seventh day following the request for redemption.

                       PRICE OF SHARES The net asset value per share is determined as of 4:00 p.m., Eastern time (the normal close of trading) every day the New York Stock Exchange is open. Each fund calculates its net asset value per share, generally using market prices, by dividing the total value of its assets after subtracting liabilities by the number of its shares outstanding.

                                   APPENDIX

                          DESCRIPTION OF BOND RATINGS

  Moody's Investors Service, Inc. rates the long-term debt securities issued by various entities in categories ranging from "Aaa" to "C," according to quality as described below.

"AAA -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"AA -- High quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"BAA -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"BA -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"CAA -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"CA -- Speculative in a high degree; often in default or have other marked shortcomings."

"C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

  Standard & Poor's Corporation rates the long-term debt securities issued by various entities in categories ranging from "AAA" to "D," according to quality as described below.

"AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree."

"A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C1 -- Reserved for income bonds on which no interest is being paid."

"D -- In default and payment of interest and/or repayment of principal is in arrears."

                    [LOGO OF       This prospectus has been printed on recycled
                    RECYCLED       paper that meets the guidelines of the United
                    PRINTED        States Environmental Protection Agency
                    PAPER]

  No person has been authorized to give any information or to make any representations other than those contained in this Prospectus, the Prospectus of American Variable Insurance Series, and any authorized sales literature in connection with the offer contained in this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized. This Prospectus does not constitute an offer of, or solicitation of an offer to acquire, any interest or participation in the variable annuity contracts offered by this Prospectus in any jurisdiction to anyone to whom it is unlawful to make such an offer or solicitation in such jurisdiction.

 LL24183-14                                                          26-101-498

 LL24183-14                                                          26-101-498

--------------------------------------------------------------------------------



                               American Variable
                              Insurance Series(R)

                                 Class 2 Shares

                                   Prospectus



                                 APRIL 1, 1998

                      AMERICAN VARIABLE INSURANCE SERIES
                                CLASS 2 SHARES

                             333 South Hope Street
                         Los Angeles, California 90071
                                (213) 486-9200

  American Variable Insurance Series (the "Series") is a fully managed, diversified, open-end investment company. The Series consists of ten funds, each of which has its own investment objective(s) and policies.

  Shares of the Series are offered only to insurance company separate accounts to serve as the funding vehicle for certain variable annuity and life insurance contracts ("Contract" or "Contracts").

  THE CONTRACTS INVOLVE CERTAIN FEES AND EXPENSES NOT DESCRIBED IN THIS PROSPECTUS AND ALSO MAY INVOLVE CERTAIN RESTRICTIONS OR LIMITATIONS ON THE ALLOCATION OF PURCHASE PAYMENTS OR CONTRACT VALUES TO ONE OR MORE FUNDS OF THE SERIES. IN PARTICULAR, CERTAIN FUNDS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT. SEE THE APPLICABLE CONTRACT PROSPECTUS FOR INFORMATION REGARDING FUND FEES AND EXPENSES OF THE CONTRACT AND ANY APPLICABLE RESTRICTIONS OR LIMITATIONS. THE SERIES OFFERS TWO CLASSES OF SHARES TO
INVESTORS: CLASS 1 SHARES AND CLASS 2 SHARES. THIS PROSPECTUS OFFERS ONLY CLASS 2 SHARES AND IS FOR USE WITH CONTRACTS THAT MAKE CLASS 2 SHARES AVAILABLE.

  The GLOBAL GROWTH FUND seeks long-term growth of capital by investing primarily in common stocks or securities with common stock characteristics of issuers domiciled around the world.

  The GLOBAL SMALL CAPITALIZATION FUND seeks long-term growth of capital by investing primarily in equity securities of issuers domiciled around the world with relatively small market capitalizations (share price times the number of equity securities outstanding). THE FUND WILL BECOME AVAILABLE ON APRIL 30, 1998; HOWEVER, IT MAY NOT BE AVAILABLE IN ALL STATES ON THAT DATE.

  The GROWTH FUND seeks growth of capital by investing primarily in common stocks or securities with common stock characteristics, such as convertible preferred stocks, which demonstrate the potential for appreciation.

  The INTERNATIONAL FUND seeks long-term growth of capital by investing primarily in common stocks or securities with common stock characteristics of issuers domiciled outside the United States.

  The GROWTH-INCOME FUND seeks growth of capital and income by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends.

  The ASSET ALLOCATION FUND seeks high total return (including income and capital gains) consistent with preservation of capital over the long term through a diversified portfolio that can include common stocks and other equity-type securities, bonds and other intermediate and long-term fixed-income securities and money market instruments in any combination.

  The BOND FUND seeks to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in fixed-income securities.

  The HIGH-YIELD BOND FUND seeks high current income and secondarily seeks capital appreciation by investing primarily in intermediate- and long-term corporate obligations, with emphasis on higher yielding, higher risk, lower rated or unrated securities. In addition to other risks, high-yield, high-risk bonds (also known as "junk bonds") are subject to greater fluctuations in value and risk of loss of income and principal due to default by the issuer than are investments in lower yielding, higher rated bonds.

  The U.S. GOVERNMENT/AAA-RATED SECURITIES FUND seeks a high level of current income consistent with prudent investment risk and preservation of capital by investing primarily in a combination of securities guaranteed by the U.S. Government and other debt securities rated AAA or Aaa.

  The CASH MANAGEMENT FUND seeks high current yield while preserving capital by investing in a diversified selection of high-quality money market instruments.

  This prospectus presents information you should know before investing in the Series. You should keep it on file for future reference.

  More detailed information about the Series, including the Series' financial statements, is contained in the statement of additional information dated April 1, 1998, which has been filed with the Securities and Exchange Commission and is available to you without charge, by writing to the Secretary of the Series at the above address or telephoning 800/421-0180.

  YOU  MAY LOSE MONEY BY INVESTING  IN THE FUNDS. GENERALLY, THE  LIKELIHOOD
     OF LOSS IS GREATER IF YOU  INVEST FOR A SHORTER PERIOD OF TIME. YOUR
        INVESTMENT IN  THE SERIES IS  NOT A DEPOSIT OR  OBLIGATION OF,
           OR  INSURED,  OR GUARANTEED  BY,  ANY  ENTITY OR  PERSON
              INCLUDING  THE  U.S.  GOVERNMENT AND  THE  FEDERAL
                 DEPOSIT INSURANCE CORPORATION.

  THESE SECURITIES  HAVE NOT BEEN APPROVED OR DISAPPROVED BY  THE SECURITIES
     AND  EXCHANGE  COMMISSION  NOR   HAS  THE  SECURITIES  AND  EXCHANGE
        COMMISSION  PASSED  UPON  THE  ACCURACY OR  ADEQUACY  OF  THIS
           PROSPECTUS. ANY  REPRESENTATION  TO  THE  CONTRARY  IS A
                            CRIMINAL OFFENSE.

 THIS PROSPECTUS IS  VALID ONLY WHEN  ACCOMPANIED BY A  CURRENT PROSPECTUS OF
  THE  APPLICABLE  CONTRACT. THIS  PROSPECTUS  AND  THE APPLICABLE  CONTRACT
   PROSPECTUS  SHOULD  BE  READ  CAREFULLY AND  THEN  RETAINED  FOR  FUTURE
                               REFERENCE.

                 The date of this prospectus is April 1, 1998

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
   The following condensed financial information for 1991 through 1997 has been derived from financial statements which have been audited by Price Waterhouse LLP, independent accountants. The information for the years prior to 1991 was audited by other independent accountants. This information should be read in conjunction with the financial statements and accompanying notes which are included in the statement of additional information.

-------------------------------------------------------------------------------------------------------------------------
       Net asset            Net realized &
Year     value,     Net       unrealized     Total income   Dividends from  Distributions
ended  beginning investment   gain (loss)   from investment net investment     from  net       Total     Net asset value,
11/30   of year    income   on investments    operations        income      realized gains distributions   end of year

 Global Growth Fund/2/
-------------------------------------------------------------------------------------------------------------------------

 CLASS 1

1997    $10.00      $.06        $  .59          $  .65           $(.03)            --         $ (.03)         $10.62

 CLASS 2/4/

1997    $10.00       .03           .60             .63            (.02)            --           (.02)          10.61

 Growth Fund
-------------------------------------------------------------------------------------------------------------------------

 CLASS 1

1988    $14.57      $.33        $ 2.85          $ 3.18           $(.28)         $ (.61)       $ (.89)         $16.86
1989     16.86       .49          6.01            6.50            (.45)            --           (.45)          22.91
1990     22.91       .54         (2.27)          (1.73)           (.56)           (.64)        (1.20)          19.98
1991     19.98       .41          4.48            4.89            (.47)           (.22)         (.69)          24.18
1992     24.18       .29          4.25            4.54            (.31)/6/         --           (.31)          28.41
1993     28.41       .25          4.13            4.38            (.24)           (.21)         (.45)          32.34
1994     32.34       .24           .69             .93            (.24)          (1.09)        (1.33)          31.94
1995     31.94       .33         10.63           10.96            (.29)           (.80)        (1.09)          41.81
1996     41.81       .24          5.17            5.41            (.29)          (3.40)        (3.69)          43.53
1997     43.53       .27          9.61            9.88            (.27)          (3.02)        (3.29)          50.12

 CLASS 2/4/

1997     40.59       .11          9.51            9.62            (.12)            --           (.12)          50.09

 International Fund/7/
-------------------------------------------------------------------------------------------------------------------------

 CLASS 1

1990    $10.00      $.11        $ (.62)         $ (.51)          $(.04)            --         $ (.04)         $ 9.45
1991      9.45       .22           .59             .81            (.24)            --           (.24)          10.02
1992     10.02       .19          (.09)            .10            (.21)         $ (.02)         (.23)           9.89
1993      9.89       .17          2.50            2.67            (.16)            --           (.16)          12.40
1994     12.40       .25          1.04            1.29            (.20)           (.22)         (.42)          13.27
1995     13.27       .34          1.02            1.36            (.33)           (.41)         (.74)          13.89
1996     13.89       .28          1.96            2.24            (.31)           (.29)         (.60)          15.53
1997     15.53       .25          1.18            1.43            (.27)           (.62)         (.89)          16.07

 CLASS 2/4/

1997     15.86       .13           .23             .36            (.16)            --           (.16)          16.06

 Growth-Income Fund
-------------------------------------------------------------------------------------------------------------------------

 CLASS 1

1988    $15.52      $.72        $ 2.66          $ 3.38           $(.68)         $ (.18)       $ (.86)         $18.04
1989     18.04       .78          3.93            4.71            (.74)           (.58)        (1.32)          21.43
1990     21.43       .82         (1.91)          (1.09)           (.86)           (.25)        (1.11)          19.23
1991     19.23       .75          2.63            3.38            (.79)           (.10)         (.89)          21.72
1992     21.72       .65          2.74            3.39            (.67)           (.27)         (.94)          24.17
1993     24.17       .63          2.12            2.75            (.63)           (.28)         (.91)          26.01
1994     26.01       .68           .14             .82            (.65)           (.88)        (1.53)          25.30
1995     25.30       .73          7.20            7.93            (.73)          (1.03)        (1.76)          31.47
1996     31.47       .71          5.55            6.26            (.74)          (1.26)        (2.00)          35.73
1997     35.73       .73          6.78            7.51            (.72)          (2.55)        (3.27)          39.97

 CLASS 2/4/

1997     34.10       .37          5.82            6.19            (.35)            --           (.35)          39.94

 Asset Allocation Fund/9/
-------------------------------------------------------------------------------------------------------------------------

 CLASS 1

1989    $10.00      $.08        $  .10          $  .18           $(.01)            --         $ (.01)         $10.17
1990     10.17       .50          (.75)           (.25)           (.42)            --           (.42)           9.50
1991      9.50       .53          1.11            1.64            (.55)            --           (.55)          10.59
1992     10.59       .48           .94            1.42            (.49)         $ (.05)         (.54)          11.47
1993     11.47       .51           .67            1.18            (.49)           (.15)         (.64)          12.01
1994     12.01       .51          (.57)           (.06)           (.52)           (.18)         (.70)          11.25
1995     11.25       .50          2.69            3.19            (.50)           (.17)         (.67)          13.77
1996     13.77       .53          1.89            2.42            (.53)           (.48)        (1.01)          15.18
1997     15.18       .55          1.94            2.49            (.54)           (.97)        (1.51)          16.16

 CLASS 2/4/

1997     14.43       .29          1.69            1.98            (.26)            --           (.26)          16.15
-------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                     Ratio of    Ratio of net   Average
Year                   Net assets,   expenses     income to   commissions Portfolio
ended                  end of year  to average     average     paid per   turnover
11/30  Total return   (in millions) net assets    net assets   share/1/     rate

 Global Growth Fund/2/
-----------------------------------------------------------------------------------

 CLASS 1

1997       6.45%/3/      $   80          .44%/3/      .80%/3/    3.70c      13.22%/3/

 CLASS 2/4/

1997       6.28/3/           46          .57/3/       .56/3/     3.70       13.22/3/

 Growth Fund
-----------------------------------------------------------------------------------

 CLASS 1

1988      22.34%         $   48          .72%        1.72%       7.36c        7.5%/2/
1989      38.87             173          .60         2.97        7.53        29.2
1990      (7.87)            304          .59         3.00        7.26        16.8
1991      24.90             700          .56         1.94        6.81        9.83
1992      18.90           1,212          .53         1.15        6.89       11.15
1993      15.59           1,737          .50          .86        6.43       20.40
1994       2.92           2,027          .49          .78        6.09       29.58
1995      35.35           3,154          .47          .92        5.91       35.47
1996      14.32           3,860          .44          .61        5.42       30.88
1997      24.57           4,671          .42          .59        4.81       45.14

 CLASS 2/4/

1997      23.73/3/           75       .37/3/          .08/3/     4.81       45.14

 International Fund/7/
-----------------------------------------------------------------------------------

 CLASS 1

1990      (5.08)%/3/     $   66         1.03%/8/     3.18%/8/    3.74c        4.5%
1991       8.67             197         1.04         2.62        2.43        8.21
1992        .90             360         1.00         2.11        1.22       16.73
1993      27.20             840          .96         1.75         .23       17.70
1994      10.48           1,405          .80         2.03        1.01       19.66
1995      10.78           1,703          .75         2.64         .16       24.66
1996      16.66           2,370          .69         1.99        1.24       32.08
1997       9.52           2,162          .67         1.56         .41       50.12

 CLASS 2/4/

1997       2.20/3/           48          .53/3/       .34/3/      .41       50.12

 Growth-Income Fund
-----------------------------------------------------------------------------------

 CLASS 1

1988      22.13%         $  102          .67%        3.59%       7.60c       14.5%/2/
1989      27.32             305          .58         4.94        7.18        16.7
1990      (5.27)            535          .56         4.77        7.80         9.7
1991      17.83           1,022          .56         3.80        7.23       11.14
1992      15.90           1,704          .52         3.01        7.46       13.60
1993      11.63           2,436          .49         2.66        7.02       24.93
1994       3.21           2,740          .47         2.72        6.39       29.26
1995      33.14           3,953          .44         2.70        6.21       26.91
1996      21.02           5,249          .41         2.26        5.75       31.27
1997      22.92           6,430          .38         2.01        4.87       37.55

 CLASS 2/4/

1997      18.18/3/          157          .35/3/       .93/3/     4.87       37.55

 Asset Allocation Fund/9/
-----------------------------------------------------------------------------------

 CLASS 1

1989       1.70 %/3/     $   33          .59%/8/     5.78%/8/    3.20c        --
1990      (2.34)            106          .64         6.70        6.83        14.4%
1991      17.63             194          .59         5.56        7.42       15.08
1992      13.69             359          .57         4.73        7.12       19.74
1993      10.59             578          .55         4.66        6.85       19.01
1994       (.54)            637          .53         4.55        6.38       36.13
1995      29.45             870          .52         4.11        6.27       39.89
1996      18.65           1,141          .49         3.88        5.60       50.62
1997      17.90           1,393          .47         3.63        4.98       34.14

 CLASS 2/4/

1997      13.80/3/           42          .40/3/      1.81/3/     4.98       34.14
-----------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
       Net asset            Net realized &
Year     value,     Net       unrealized     Total income   Dividends from  Distributions
ended  beginning investment   gain (loss)   from investment net investment     from  net       Total     Net asset value,
11/30   of year    income   on investments    operations        income      realized gains distributions   end of year

 Bond Fund/10/
-------------------------------------------------------------------------------------------------------------------------

 CLASS 1

1996    $10.00     $ .40        $  .16           $ .56          $ (.25)           --          $ (.25)         $10.31
1997     10.31       .63           .30             .93            (.62)           --            (.62)          10.62

 CLASS 2/4/

1997     10.11       .35           .46             .81            (.31)           --            (.31)          10.61

 High-Yield Bond Fund
-------------------------------------------------------------------------------------------------------------------------

 CLASS 1

1988    $12.22     $1.26        $  .68           $1.94          $(1.33)         $(.17)        $(1.50)         $12.66
1989     12.66      1.22           .10            1.32           (1.16)           --           (1.16)          12.82
1990     12.82      1.33         (1.02)            .31           (1.30)           --           (1.30)          11.83
1991     11.83      1.17          1.78            2.95           (1.25)           --           (1.25)          13.53
1992     13.53      1.10           .62            1.72           (1.08)           --           (1.08)          14.17
1993     14.17      1.09          1.20            2.29           (1.10)          (.19)         (1.29)          15.17
1994     15.17      1.27         (2.07)           (.80)          (1.23)          (.25)         (1.48)          12.89
1995     12.89      1.32          1.10            2.42           (1.32)           --           (1.32)          13.99
1996     13.99      1.28           .54            1.82           (1.30)           --           (1.30)          14.51
1997     14.51      1.29           .43            1.72           (1.27)           --           (1.27)          14.96

 CLASS 2/4/

1997     14.28       .69           .61            1.30            (.63)           --            (.63)          14.95

 U.S. Government/AAA-Rated Securities Fund
-------------------------------------------------------------------------------------------------------------------------

 CLASS 1

1988    $10.47     $ .93        $  .02           $ .95          $ (.97)           --          $ (.97)         $10.45
1989     10.45       .78           .30            1.08            (.79)           --            (.79)          10.74
1990     10.74       .83          (.11)            .72            (.80)           --            (.80)          10.66
1991     10.66       .77           .58            1.35            (.79)           --            (.79)          11.22
1992     11.22       .75           .32            1.07            (.76)           --            (.76)          11.53
1993     11.53       .74           .68            1.42            (.75)         $(.05)          (.80)          12.15
1994     12.15       .76         (1.30)           (.54)           (.74)          (.07)          (.81)          10.80
1995     10.80       .82           .71            1.53            (.81)           --            (.81)          11.52
1996     11.52       .83          (.24)            .59            (.82)           --            (.82)          11.29
1997     11.29       .76          (.07)            .69            (.80)           --            (.80)          11.18

 CLASS 2/4/

1997     10.83       .38          (.33)            .71            (.37)           --            (.37)          11.17

 Cash Management Fund
-------------------------------------------------------------------------------------------------------------------------

 CLASS 1

1988    $10.73     $ .60        $  .11           $ .71          $ (.56)           --          $ (.56)         $10.88
1989     10.88       .81           .12             .93            (.81)           --            (.81)          11.00
1990     11.00       .71           .13             .84            (.70)           --            (.70)          11.14
1991     11.14       .62           .01             .63            (.66)           --            (.66)          11.11
1992     11.11       .35           .01             .36            (.43)           --            (.43)          11.04
1993     11.04       .29           --              .29            (.31)           --            (.31)          11.02
1994     11.02       .37           .02             .39            (.32)           --            (.32)          11.09
1995     11.09       .63          (.02)            .61            (.59)           --            (.59)          11.11
1996     11.11       .54           .01             .55            (.54)           --            (.54)          11.12
1997     11.12       .57          (.01)            .56            (.55)           --            (.55)          11.13

 CLASS 2/4/

1997     11.07       .28           .03             .31            (.26)           --            (.26)          11.12
--------------------------------------------------------------------------------------------------------------------
                                    Ratio of   Ratio of net    Average
Year                  Net assets,   expenses    income to    commissions Portfolio
ended                 end of year  to average    average      paid per   turnover
11/30  Total return  (in millions) net assets   net assets    share/1/     rate

 Bond Fund/10/
----------------------------------------------------------------------------------

 CLASS 1

1996       5.74 %/3/     $ 77         .52%/3/      6.18%/3/      --        32.83%/3/
1997        9.36          132           .55         6.63         --        52.93

 CLASS 2/4/

1997        8.09/3/        12           .44/3/      3.50/3/      --        52.93

 High-Yield Bond Fund
----------------------------------------------------------------------------------

 CLASS 1

1988       16.95%        $ 26           .77%       10.62%        --         23.6%/5/
1989       10.85           50           .72        12.30         --         28.2
1990        2.49           58           .68        11.17         --         22.7
1991       26.22          107           .63         9.81         --        18.07
1992       13.14          197           .59         8.88         --        47.44
1993       17.09          379           .56         8.18         --        34.05
1994       (5.71)         390           .54         9.37         --        38.46
1995       19.81          534           .54        10.12         --        31.73
1996       13.75          662           .53         9.27         --        44.81
1997       12.45          765           .51         8.92         --        50.22

 CLASS 2/4/

1997        9.20/3/        21        .43/3/      4.92/3/         --        50.22

 U.S. Government/AAA-Rated Securities Fund
----------------------------------------------------------------------------------

 CLASS 1

1988        9.50%        $ 28           .77%        8.32%        --         47.5%/5/
1989       10.82           78           .66         8.61         --         14.5
1990        7.11          126           .61         8.58         --         24.0
1991       13.24          240           .58         7.91         --        27.06
1992        9.83          360           .57         7.08         --        39.96
1993       12.65          505           .55         6.42         --        21.69
1994       (4.58)         463           .54         6.69         --        45.21
1995       14.73          542           .54         7.37         --        30.11
1996        5.49          512           .53         7.33         --        30.45
1997        6.49          471           .52         6.73         --        53.80

 CLASS 2/4/

1997     6.65/3/            7        .44/3/      3.45/3/         --        53.80

 Cash Management Fund
--------------------------------------------------------------------------------

 CLASS 1

1988        6.88%        $ 31           .76%        6.75%        --          --
1989        8.90           58           .68         8.26         --          --
1990        7.91          143           .60         7.48         --          --
1991        5.84          163           .58         5.65         --          --
1992        3.31          197           .53         3.24         --          --
1993        2.67          206           .51         2.57         --          --
1994        3.59          221           .49         3.60         --          --
1995        5.65          193           .49         5.37         --          --
1996        5.09          240           .47         4.94         --          --
1997        5.21          226           .47         4.99         --          --

 CLASS 2/4/

1997        2.87/3/        14           .41/3/      2.80/3/      --          --

------------
/1/ Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not separately reflected in the funds' statement of operations. Shares traded on a principal basis (without commissions), such as fixed-income transactions, are excluded. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

/2/  Commenced operations April 30, 1997.

/3/ Based on operations for the period shown and, accordingly, not representative of a full year's operations.

/4/  Shares offered for sale commencing April 30, 1997.

/5/ Percentages are exclusive of the redemption in kind which occurred March 29, 1988.

/6/ Amount includes net realized short-term gains treated as net investment income for federal income tax purposes.

/7/  Commenced operations May 1, 1990.

/8/  Annualized

/9/  Commenced operations August 1, 1989.

/10/ Commenced operations January 2, 1996.

 No information is presented for the Global Small Capitalization Fund since it had no investment operations as of April 1, 1998.

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          INVESTMENT   THE FUNDS The Series consists of ten funds, each
      OBJECTIVES AND   representing a separate fully managed diversified
     POLICIES OF THE   portfolio of securities. The ten funds are the
               FUNDS   Global Growth Fund, the Global Small Capitaliza-
                       tion Fund, the Growth Fund, the International
 The Series consists   Fund, the Growth-Income Fund, the Asset Alloca-
  of ten funds, each   tion Fund, the Bond Fund, the High-Yield Bond
        with its own   Fund, the U.S. Government/AAA-Rated Securities
          investment   Fund and the Cash Management Fund. The Series of-
    objective(s) and   fers two classes of fund shares: Class 1 shares
           policies.   and Class 2 shares. This prospectus offers Class
                       2 shares only. The Board of Trustees may estab-lish additional funds and classes in the future.
                       The investment objective(s) and policies of each fund are discussed below. Investment policy lim-its as stated below are measured at the time of purchase. MORE INFORMATION ON THE FUNDS IS CON-
                       TAINED IN THE SERIES' STATEMENT OF ADDITIONAL IN-
                       FORMATION.

                       Shares of the Series are currently offered only to separate accounts of various insurance compa-nies to serve as the underlying investment for both variable annuity and variable life insurance contracts. All such shares may be purchased or redeemed by the separate accounts without any sales or redemption charges at net asset value. Due to differences in tax treatment or other con-siderations, the interests of various Contract owners participating in a fund might at some time be in conflict. The Board of Trustees will moni-tor the Series' operations for any material con-flicts and determine what action, if any, should be taken.

                       PLAN OF DISTRIBUTION Class 2 shares pay 0.25% of average net assets annually, pursuant to a plan of distribution or "12b-1 Plan." Currently, Class 2 shares are available only through Ameri-can Legacy III, a variable annuity contract is-sued by Lincoln National Life Insurance Company ("Lincoln National"). Amounts paid under the 12b-1 Plan are used by Lincoln National to cover the expense of certain Contract owner services ren-dered by Lincoln National and investment dealers. Class 2 shares pay only their proportionate share of Series expenses plus plan of distribution ex-penses.

                       Investment limitations are considered at the time securities are purchased. These limits are based on the funds' net assets unless otherwise indi-cated. Each fund's fundamental investment re-strictions (as described in the statement of ad-ditional information) and objective(s) may not be changed without shareholder approval.

                       The funds may not achieve their investment objec-tive(s) due to market conditions and other fac-tors. In addition, the funds may experience dif-ficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

   The Global Growth   GLOBAL GROWTH FUND The investment objective of
       Fund seeks to   the Global Growth Fund is to achieve long-term
    provide you with   growth of capital by investing in securities of
 long-term growth of   issuers domiciled around the world.
   capital generally
     by investing in   Under normal market conditions, the fund will
   equity securities   invest primarily in common stocks and securities
          of issuers   with common stock characteristics, including
    domiciled around   depositary receipts. These securities may be
          the world.   denominated in various currencies. For example,
                       the fund may purchase American Depositary
                       Receipts which are U.S. dollar denominated securities designed for use in the U.S.
                       securities markets and which represent and may be converted to the underlying security.

                       When prevailing market, economic, political or currency conditions warrant, the fund may invest in other securities such as preferred stock, debt securities and other securities convertible into common stock. The fund may invest in straight debt securities (generally rated in the top three quality categories by Standard & Poor's Corpora-tion or Moody's Investors Service, Inc. or unrated but determined to be of equivalent qual-ity by the fund's investment adviser,

--------------------------------------------------------------------------------

                       Capital Research and Management Company). Up to 10% of the fund's assets may be invested in lower rated straight debt securities (including securi-ties commonly referred to as "junk bonds" or "high-yield, high-risk bonds") or in unrated se-curities determined to be of equivalent quality. See the Appendix for a description of the various bond ratings, and "High-Yield Bond Fund--Risks of Investing in High-Yield, High-Risk Securities" below. In addition, the fund may at times hold a portion of its assets in cash and money market instruments denominated in U.S. dollars or other currencies. See "Securities and Investment Tech-niques--Money Market Instruments."

                       Investments may be made from time to time in se-curities of companies domiciled in, or govern-ments of, developing countries. See "Securities and Investment Techniques--Investing in Various Countries."

                       The fund has the ability to purchase and sell currencies to facilitate securities transactions and to enter into forward currency contracts to hedge against changes in currency exchange rates. See "Securities and Investment Techniques--Cur-rency Transactions."

                       Under normal market conditions, the fund will in-vest in issuers domiciled in at least three coun-tries, with no more than 40% of its assets in-vested in issuers domiciled in any one country (including cash and cash equivalents). (In deter-mining the domicile of an issuer, Capital Re-search and Management Company takes into account such factors as where the company is legally or-ganized, where it maintains principal corporate offices, and/or where it conducts its principal operations.)

    The Global Small   GLOBAL SMALL CAPITALIZATION FUND The investment
 Capitalization Fund   objective of the Global Small Capitalization Fund
    seeks to provide   is long-term growth of capital.
  you with long-term
   growth of capital   The fund seeks to achieve its objective by in-
     by investing in   vesting primarily in equity securities of issuers
   equity securities   domiciled around the world with relatively small
          of issuers   market capitalizations (share price times the
    domiciled around   number of equity securities outstanding). In se-
      the world with   lecting investments, the fund emphasizes compa-
          relatively   nies that are believed by Capital Research and
        small market   Management Company to have the potential for
    capitalizations.   growth. Current income is not a consideration.

                       Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of small capitalization issuers, typically having individual market capitalizations of approximately $50 million to $1.2 billion; however, the fund will not necessarily sell stocks because they fall outside this range due to market conditions.

                       The fund's assets may also be held in cash or high-quality cash equivalents, government or cor-porate debt securities denominated in U.S. dol-lars or other currencies for liquidity purposes or when, in the opinion of Capital Research and Management Company, prevailing market conditions indicate that it is desirable to do so; in addi-tion, the fund may enter into repurchase agree-ments. Under normal market conditions the fund will invest no more than 35% of its total assets in such securities.

                       When prevailing market, economic, political or currency conditions warrant, assets may also be invested in securities convertible into common stocks, straight debt securities (generally rated in the top three quality categories by Standard & Poor's Corporation or Moody's Investors Service, Inc. or unrated but determined to be of equivalent quality by Capital Research and Management Company), government securities or nonconvertible preferred stocks. These securities may also be issued by entities domiciled outside the U.S. See "Securities and Investment Techniques--Investing in Various Countries" below.

--------------------------------------------------------------------------------

     The Growth Fund   GROWTH FUND The investment objective of the
               seeks   Growth Fund is growth of capital. Whatever cur-
 to provide you with   rent income is generated by the fund is likely to
  growth of capital.   be incidental to the objective of capital growth.
                       Ordinarily, the fund seeks to achieve this objec-tive by investing primarily in common stocks and securities with common stock characteristics.
                       When the outlook for common stocks is not consid-ered promising, for temporary defensive purposes, a substantial portion of the assets may be in-vested in securities of the U.S. Government, its agencies and instrumentalities, cash, and money market instruments.

                       Up to 10% of the fund's assets may be invested in securities of issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index (a broad measure of the U.S. stock market). These securities may be denomi-nated in currencies other than the U.S. dollar. However, there is no requirement that the fund maintain investments in non-U.S. issuers. See "Securities and Investment Techniques--Investing in Various Countries" below.

                       Up to 10% of the fund's assets may be invested in straight debt securities rated BB or below by Standard & Poor's Corporation and Ba or below by Moody's Investors Services, Inc. or in unrated securities that are determined to be of equiva-lent quality, provided the fund's investment ad-viser, Capital Research and Management Company, determines that these securities have character-istics similar to the equity securities eligible for purchase by the fund. See the Appendix for a further description of the various bond ratings, and "High-Yield Bond Fund--Risks of Investing in High-Yield, High-Risk Securities" below. As of the last day of the fund's most recent fiscal year, the fund did not hold any junk bonds.

   The International   INTERNATIONAL FUND The investment objective of
        Fund aims to   the International Fund is to achieve long-term
    provide you with   growth of capital by investing primarily in secu-
    long-term growth   rities of issuers domiciled outside the United
        ofcapital by   States. The fund's investment approach is based
         investingin   on the belief that economic and political devel-
          securities   opments have helped to create new opportunities
           ofissuers   outside the U.S.
    domiciledoutside
            the U.S.   Under normal circumstances, the fund will invest
                       at least 65% of its assets in equity securities
                       (including depositary receipts) of issuers domi-ciled outside the U.S., including those domiciled in developing countries. These securities may be denominated in various currencies. For example, the fund may purchase American Depositary Re-ceipts which are U.S. and dollar denominated se-curities designed for use in the U.S. securities markets and which represent and may be converted to the underlying security. The fund may at times hold a portion of its assets in various curren-cies or in cash equivalents which may be denomi-nated in U.S. dollars or other currencies (in-cluding U.S. Government securities, certificates of deposit, time deposits, commercial paper, bankers' acceptances and other high-quality short-term debt securities). See "Securities and Investment Techniques--Investing in Various Coun-tries."

                       The fund has the ability to purchase and sell currencies to facilitate securities transactions and to enter into forward currency contracts to hedge against changes in currency exchange rates. See "Securities and Investment Techniques--Cur-rency Transactions."

                       When prevailing market, economic, political or currency conditions warrant, the fund may invest in securities convertible into common stocks, straight debt securities (generally rated in the top three quality categories by

--------------------------------------------------------------------------------

                       Standard & Poor's Corporation or Moody's
                       Investors Service, Inc. or unrated but determined to be of equivalent quality by Capital Research and Management Company), government securities, or nonconvertible preferred stocks. Up to 5% of the fund's assets may also be invested in lower rated straight debt securities (including securities commonly referred to as "junk bonds" or "high-yield, high-risk bonds") or in unrated securities that are determined to be of equivalent quality. See the Appendix for a description of the various bond ratings, and "High-Yield Bond Fund--Risks of Investing in High-Yield, High-Risk Securities" below. These securities may also be issued by non-U.S. entities. Additionally, for temporary defensive purposes, the fund may at times maintain all or any part of its assets in cash and cash equivalents.

   The Growth-Income   GROWTH-INCOME FUND The investment objective of
       Fund seeks to   the Growth-Income Fund is growth of capital and
    provide you with   income. In the selection of securities for in-
  capital growth and   vestment, the possibilities of appreciation and
             income.   potential dividends are given more weight than
                       current yield. Ordinarily, the fund will invest primarily in common stocks and securities with common stock characteristics. However, the fund may invest in other types of securities, includ-ing other equity-type securities (such as con-vertible bonds), bonds (and other types of fixed-income securities) and money market instruments, to the extent consistent with its investment ob-jective.

                       Up to 5% of the fund's assets may be invested in straight debt securities rated BB or below by Standard & Poor's Corporation and Ba or below by Moody's Investors Services, Inc. or in unrated securities that are determined to be of equiva-lent quality by Capital Research and Management Company. See the Appendix for a description of the various bond ratings, and "High-Yield Bond Fund--Risks of Investing in High-Yield, High-Risk Securities" below.

                       Up to 10% of the fund's assets may be invested in the equity securities of issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index (a broad measure of the U.S. stock market). These securities may be denominated in currencies other than the U.S. dollar. See "Securities and Investment Techniques--Investing in Various Countries."

           The Asset   ASSET ALLOCATION FUND The investment objective of
     Allocation Fund   the Asset Allocation Fund is high total return
 aims to provide you   (including income and capital gains) consistent
     with high total   with preservation of capital over the long term.
          return and   The fund seeks to achieve its objective by in-
     preservation of   vesting in a diversified portfolio that can in-
    capital over the   clude common stocks and other equity-type securi-
          long-term.   ties (such as convertible bonds), bonds and other
                       intermediate- and long-term fixed income securi-ties, and money market instruments (debt securi-ties maturing in one year or less).

                       Capital Research and Management Company will de-termine the relative mix of equities, fixed-in-come securities and money market instruments for the fund's portfolio. The determination will be based on its view of long-term economic and mar-ket trends and the relative risks and opportuni-ties for long-term total return of the different classes of assets. Under normal conditions, Capi-tal Research and Management Company expects (but is not required) to maintain an investment mix falling within the following ranges: 40% to 80% in equities; 20% to 50% in fixed-income securi-ties; and 0% to 40% in money market instruments. Capital Research and Management Company does not intend to make frequent shifts within these broad ranges. Rather it intends in

--------------------------------------------------------------------------------

                       normal situations to make any shifts in the fund's asset allocation gradually over time based on its views of long-term trends and conditions.

                       Up to 10% of the fund's assets may be invested in equity-type securities of issuers domiciled out-side the U.S. and not included in the Standard & Poor's 500 Composite Index (a broad measure of the U.S. stock market). Up to 5% of assets may be invested in debt securities of issuers domiciled outside the U.S. These securities may be denomi-nated in currencies other than the U.S. dollar. See "Securities and Investment Techniques--In-vesting in Various Countries."

                       The fund's fixed-income investments will consist primarily of "investment grade" bonds; that is, bonds that are rated BBB or better by Standard & Poor's Corporation or Baa or better by Moody's Investors Service, Inc., or that are unrated but considered by Capital Research and Management Company to be of equivalent credit quality. Up to 25% of the fund's fixed-income assets may be invested in securities that are below investment grade as defined above, including securities rated as low as CC by S&P or Ca by Moody's. See the Appendix for a further description of the various bond ratings, and "High-Yield Bond Fund-- Risks of Investing in High-Yield, High-Risk Securities" below. In addition, the fund may invest in real estate investment trusts and notes and bonds issued by governments, their agencies or instrumentalities, or corporations in which the principal value and/or interest payments vary with the rate of inflation.

                       During the previous fiscal year, the approximate monthly average percentages of the Asset Allocation Fund's fixed-income net assets based on the higher of the Moody's or S&P rating categories were: Aaa/AAA -- 13.85%; Aa/AA --
                        0.69%; A/A -- 1.86%; Baa/BBB -- 5.74%; Ba/BB --
                        1.72%; B/B -- 2.26%; and Caa/CCC -- 0.07%. Non-
                       rated investments (including equity-type securities) and cash or cash equivalents amounted to 61.55% and 12.26%, respectively, of the fund's assets.

 The Bond Fund seeks   BOND FUND The investment objective of the Bond
 to provide you with   Fund is to provide as high a level of current in-
 high current income   come as is consistent with the preservation of
    while preserving   capital. The fund invests in a broad variety of
        yourcapital.   fixed-income securities, including marketable
                       corporate debt securities, loan participations and assignments, U.S. Government securities, pass-through securities and cash or money market instruments. Normally, at least 65% of the fund's assets will be invested in bonds. (For this pur-pose, bonds are considered any debt securities having initial maturities in excess of one year.)
                       In addition, the fund may invest up to 20% in preferred stocks.

                       While the fund may not make direct purchases of common stocks or warrants or rights to acquire common stocks, the fund may invest in debt secu-rities that are issued together with common stock or other equity interests or have equity conver-sion, exchange, or purchase rights. The fund may continue to hold up to 5% of its assets in common stock, warrants and rights so acquired after sales of the corresponding debt securities.

                       Normally, at least 65% of the value of the fund's assets, measured at the time of purchase, will be invested in debt securities that are rated Baa or better by Moody's Investors Service, Inc. or BBB or better by Standard & Poor's Corporation or unrated but determined to be of equivalent qual-ity by Capital Research and Management Company.

                       At least 35% of the value of the fund's assets will be invested in debt securities that are rated A or better or, if not rated, determined to be of equivalent quality.

--------------------------------------------------------------------------------

                       Up to 35% of the assets of the fund may be in-vested in debt securities rated Ba and BB or be-low, or in unrated securities that are determined to be of equivalent quality. These securities may be rated as low as Ca by Moody's or CC by S&P. See the Appendix for a further description of the various bond ratings, and "High-Yield Bond Fund-- Risks of Investing in High-Yield, High-Risk Secu-rities" below. During the previous fiscal year, the approximate monthly average percentages of the Bond Fund's net assets based on the higher of the Moody's or S&P rating categories were:
                       Aaa/AAA -- 33.87%; Aa/AA -- 1.76%; A/A -- 1.90%;
                       Baa/BBB -- 11.39%; Ba/BB -- 7.94%; B/B -- 16.94%
                       and Caa/CCC -- 0.56%. Non-rated investments (in-cluding equity-type securities) and cash or cash equivalents amounted to 6.35% and 19.29%, respec-tively, of the fund's assets.

                       The fund may invest in fixed-income securities of corporations or governmental entities outside the U.S.; however, no more than 20% of the fund's as-sets will be invested in non-U.S. dollar denomi-nated securities, including those of issuers dom-iciled in developing countries. The fund may pur-chase or sell various currencies on either a spot or forward basis in connection with non-U.S. dol-lar investments. See "Securities and Investment Techniques--Currency Transactions" below. In ad-dition, the fund may invest in real estate in-vestment trusts and notes and bonds issued by governments, their agencies or instrumentalities, or corporations in which the principal value and/or interest payments vary with the rate of inflation.

 The High-Yield Bond   HIGH-YIELD BOND FUND The primary investment ob-
       Fund seeks to   jective of the High-Yield Bond Fund is high cur-
    provide you with   rent income and its secondary investment objec-
 high current income   tive is capital appreciation. Under normal market
   and, secondarily,   conditions the fund will be invested in fixed-in-
             capital   come securities, with emphasis on higher yield-
       appreciation.   ing, higher risk, lower rated or unrated corpo-
                       rate bonds.

                       High-yield, high-risk bonds (also known as "junk bonds") generally include any bonds rated Ba or below by Moody's Investors Service, Inc. and BB or below by Standard & Poor's Corporation or unrated but determined to be of equivalent qual-ity by Capital Research and Management Company. Bonds rated Ba or BB or below are considered speculative. The High-Yield Bond Fund may invest without limitation in bonds rated as low as Ca by Moody's or CC by S&P (or in bonds that are unrated but determined to be of equivalent quali-
                       ty). In addition, the fund may invest up to 10% of its assets in bonds rated C by Moody's or D by S&P (or in bonds that are unrated but determined to be of equivalent quality). See the Appendix for a further description of the various bond ratings. During the previous fiscal year, the ap-proximate monthly average percentages of the High-Yield Bond Fund's net assets based on the higher of the Moody's or S&P rating categories were: Aaa/AAA -- 6.37%; Baa/BBB -- 3.05%;
                       Ba/BB -- 18.16%; B/B -- 54.30%; and Caa/CCC --
                        0.28% and C/C -- 0.09%. Non-rated investments
                       (including equity-type securities) and cash or
                       cash equivalents amounted to 8.43% and 9.32%, re-spectively, of the fund's assets.

                       In pursuing its secondary investment objective of capital appreciation, the Series may purchase high-yield bonds that are expected by Capital Re-
 0                      search and Management Company to increase in
                       value due to improvements in their credit quality or ratings or anticipated declines in interest rates. In addition, the fund may invest for this purpose up to 25% of its assets in common stocks or other equity or equity-related securities. Eq-uity-type securities normally will be purchased as part of a unit with fixed-income securities or when an unusual opportunity for capital apprecia-tion is perceived due to an anticipated improve-ment in the issuer's credit quality or ratings.

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                       Up to 25% of the fund's assets may be invested in
                       securities of non-U.S. issuers, including those domiciled in developing countries. These securi-ties may be denominated in currencies other than the U.S. dollar.

                       Under normal conditions the fund will invest pri-marily in higher yielding obligations which may include loan participations and assignments in addition to corporate bonds. The fund also may invest in securities of the U.S. Government, its agencies and instrumentalities, real estate in-vestment trusts, cash, and money market instru-ments. In addition, the fund may invest in rein-surance related notes and bonds and notes and bonds issued by governments, their agencies or instrumentalities, or corporations in which the principal value and/or interest payments vary with the rate of inflation.

                       RISKS OF INVESTING IN HIGH-YIELD, HIGH-RISK
                       SECURITIES "High-yield, high-risk" bonds, also known as "junk bonds," have speculative charac-teristics and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly. It may be more difficult to dispose of, or to de-termine the value of, high-yield, high-risk bonds.

                       High-yield, high-risk bonds may be very sensitive to adverse economic changes and may be less sen-sitive to interest rate changes. In addition, pe-riods of economic uncertainty and changes may in-crease volatility of market prices and yields of high-yield, high-risk bonds and in turn, the fund's net asset value. High-yield, high-risk bonds may contain redemption or call provisions which, if exercised during a period of declining interest rates, may cause the fund to have to re-place the security with a lower yielding securi-ty, resulting in a decreased return for invest-ors. Furthermore, there may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds.

                       Capital Research and Management Company attempts to reduce the risks described above through di-versification of the portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legisla-tive developments.

                       There can be, of course, no assurance that the fund's investment objectives will be realized or that the net return on an investment in the fund will equal or exceed that which could have been obtained through other investment or savings ve-hicles. Contract owners should carefully review the investment objectives and policies of the fund and consider their ability to assume the risks involved before making any investment in the fund.

            The U.S.   U.S. GOVERNMENT/AAA-RATED SECURITIES FUND The in-
     Government/AAA-   vestment objective of the U.S. Government/AAA-
    Rated Securities   Rated Securities Fund is a high level of current
        Fund aims to   income consistent with prudent investment risk
    provide you with   and preservation of capital. It seeks to achieve
 high current income   its objective by investing primarily in a combi-
    while preserving   nation of (i) securities guaranteed by the U.S.
       your capital.   Government (i.e., backed by the full faith and
                       credit of the United States) and (ii) other debt securities (including corporate bonds) rated AAA by Standard & Poor's Corporation or Aaa by
                       Moody's Investors Service, Inc. (or unrated but determined to be of equivalent quality by Capital
                       Research and Management Company). The fund may purchase obligations of non-U.S. corporations or governmental entities, provided they are U.S.
                       dollar denominated and highly liquid. Except when the fund is in a temporary defensive investment position, at least 65% of its total assets will be invested in these securities, including secu-rities held subject to repurchase agreements.

                       The fund anticipates that it will invest in Gov-ernment National Mortgage Association ("GNMA") certificates, which are mortgage-backed securi-ties

--------------------------------------------------------------------------------

                       representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the U.S. Government. The fund also may invest in securities issued by U.S. Government agencies or instrumentalities that are not backed by the full faith and credit of the U.S. Government; in short-term debt secu-rities of private issuers (including certificates of deposit, bankers' acceptances, and commercial paper rated A-1 by S&P or Prime-1 by Moody's); and in securities issued by financial institu-tions such as commercial banks, savings and loan associations, mortgage bankers and securities broker-dealers which represent a direct or indi-rect interest in a pool of mortgages. In addi-tion, the fund may invest in notes and bonds is-sued by governments, their agencies or instrumen-talities, or corporations in which the principal value and/or interest payments vary with the rate of inflation.

                       The fund may not purchase any security, other than a U.S. Government security or a short-term debt security described above, that is not rated AAA by S&P or Aaa by Moody's (or that is unrated but determined to be of equivalent quality by Capital Research and Management Company). Howev-er, if the rating of a security currently being held by the fund is reduced below AAA or Aaa the fund is not required to dispose of the security.

 The Cash Management   CASH MANAGEMENT FUND The investment objective of
       Fund seeks to   the Cash Management Fund is high current yield
    provide you with   while preserving capital. It seeks to achieve
  high current yield   this objective by investing in high quality money
    while preserving   market instruments that mature, or may be re-
            capital.   deemed or resold, in 13 months or less (25 months
                       or less in the case of U.S. Government securi-
                       ties). The fund invests only in such instruments that are determined, in accordance with proce-dures established by the Series' Board of Trust-ees, to present minimal credit risks. The fund's investments may include, but are not limited to, commercial paper rated in the highest rating cat-egory by Moody's Investors Service, Inc. and
                       Standard & Poor's Corporation, instruments is-sued, guaranteed or insured by the U.S. Govern-ment, its agencies or instrumentalities as to the payment of principal and interest, and other se-curities rated in the highest two categories by either Moody's or S&P, provided the issuer has commercial paper rated in the highest rating cat-egory by Moody's or S&P. The fund also may enter into repurchase agreements.

                       Although there is no guarantee that the fund's investment objective will be achieved, invest-ments in the Cash Management Fund should present the least market risk of any of the funds because it invests only in high-quality short-term debt obligations. However, an investment in this fund is subject to the risks of changes in market in-terest rates and of the economy as a whole. Note that the return on an investment in the Cash Man-agement Fund should not be the same as the return on an investment in a money market fund which is available directly to the public, even where gross yields are equivalent, due to the fees im-posed at the Contract level. The Cash Management Fund yield for the seven days ended November 30, 1997 was 4.94% on an annualized basis.

      SECURITIES AND   EQUITY SECURITIES Equity securities represent an
          INVESTMENT   ownership position in a company. The prices of
          TECHNIQUES   equity securities fluctuate based on changes in
                       the financial condition of their issuers and on market and economic conditions. The funds' results will be related to the overall market for these securities.

    The ten funds of   DEBT SECURITIES Bonds and other debt securities
   the Series invest   are used by issuers to borrow money. Issuers pay
   in a wide variety   investors interest and must repay the amount bor-
 of securities which   rowed at maturity. Some debt securities, such as
      are subject to   zero coupon bonds, do not pay current interest
  varying degrees of   but are purchased at a discount from their face
               risk.   values. The prices of debt securities fluctuate
                       depending on such factors as interest rates, credit quality and maturity. In general their prices decline when interest rates rise and vice versa.

--------------------------------------------------------------------------------

                       OTHER SECURITIES The funds may also invest in se-curities that have a combination of equity and debt characteristics such as non-convertible pre-ferred stocks and convertible securities. These securities may at times resemble equity more than debt and vice versa. Non-convertible preferred stocks are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are often classified as equity securities. The prices and yields of non-convertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.

                       Bonds, preferred stocks, and other securities may sometimes be converted into shares of common stock or other securities at a stated exchange ratio. These securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics their value varies in response to many factors, including the value of the under-lying equity, general market and economic condi-tions, convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.

                       U.S. GOVERNMENT SECURITIES Securities guaranteed by the U.S. Government include: (1) direct obli-gations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and inter-est by the U.S. Treasury.

                       Certain securities issued by U.S. Government in-strumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the dis-cretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing gov-ernment agency or instrumentality.

                       PASS-THROUGH SECURITIES The funds may invest in various debt obligations backed by a pool of mortgages or other assets including loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables, and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Pass-through securities may have either fixed or adjustable coupons. These securities include those discussed below.

                       "Mortgage-backed securities" are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC), and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

                       Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. In addition, these securities generally are structured with one or more types of credit enhancement. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.

--------------------------------------------------------------------------------

                       "Collateralized mortgage obligations" (CMOs) are also backed by a pool of mortgages, mortgage-backed securities or mortgage loans, which are divided into two or more separate bond issues. CMO issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed-through to each bond at varying schedules resulting in bonds with different coupons, effective maturities, and sensitivities to interest rates. In fact, some CMOs may be structured in a way that when interest rates change the impact of changing prepayment rates on these securities' effective maturities is magnified.

                       "Commercial mortgage-backed securities" are backed by commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment risk than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

                       "Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments which can change the securities' effective maturities.

                       INFLATION-INDEXED BONDS Inflation-indexed notes and bonds are issued by governments, their agencies or instrumentalities, or corporations. The principal value of this type of bond is periodically adjusted according to changes in the rate of inflation. The interest rate is generally fixed at issuance; however, interest payments are based on an inflation adjusted principal value. For example, in a period of falling inflation, principal value will be adjusted downward, reducing the interest payable.

                       Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The funds may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

                       MONEY MARKET INSTRUMENTS The funds invest in various high-quality money market instruments that mature, or may be redeemed or resold, in 13 months or less (25 months in the case of U.S. government securities). These include (1) commercial paper (short-term notes issued by corporations or governmental bodies), (2) commercial bank obligations (certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay

--------------------------------------------------------------------------------

                       at maturity), and documented discount notes
                       (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity)), (3) corporate bonds and notes (corporate obligations that mature, or that may be redeemed, in one year or less), and (4) savings association obligations (certificates of deposit issued by savings banks or savings and loan associations). Although certain floating or variable rate obligations (securities which have a coupon rate that changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered to be short-term debt securities.

                       REPURCHASE AGREEMENTS The funds may enter into repurchase agreements, under which they buy a se-curity and obtain a simultaneous commitment from the seller to repurchase a security at a speci-fied time and price. The seller must maintain with the Series' custodian collateral equal to at least 100% of the repurchase price including ac-crued interest as monitored daily by Capital Re-search and Management Company. If the seller un-der the repurchase agreement defaults, a fund may incur a loss if the value of the collateral se-curing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy pro-ceedings are commenced with respect to the sell-er, liquidation of the collateral by a fund may be delayed or limited.

                       FORWARD COMMITMENTS The funds may enter into com-mitments to purchase or sell securities at a fu-ture date. When a fund agrees to purchase such securities it assumes the risk of any decline in value of the securities beginning on the date of the agreement. When a fund agrees to sell such securities, it does not participate in further gains or losses. If the other party to such a transaction fails to deliver or pay for the secu-rities, a fund could miss a favorable price or yield opportunity, or could experience a loss.

                       The Asset Allocation Fund, the Bond Fund, the High-Yield Bond Fund, and the U.S. Government/AAA-Rated Securities Fund also may en-ter into "roll" transactions, which consist of the sale of mortgage-backed securities or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The funds assume the rights and risks of ownership, including the risk of price and yield fluctuations as of the time of the agreement.

                       RESTRICTED AND ILLIQUID SECURITIES The funds may purchase securities subject to restrictions on resale. All such securities whose principal trading market is in the U.S. will be considered illiquid unless they have been specifically determined to be liquid under procedures which have been adopted by a Series' Board of Trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The funds may incur certain additional costs in disposing of illiquid securities.

                       INVESTING IN SMALLER CAPITALIZATION
                       STOCKS Investing in smaller capitalization stocks can involve greater risk than is customarily as-sociated with investing in stocks of larger, more established companies. Transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization compa-nies. Because the Global Small Capitalization Fund emphasized the stocks of issuers with smaller market capitalizations (by U.S. stan-dards), it can be expected to have more diffi-culty obtaining information about the issuers or valuing or disposing of its securities than it would if it were to concentrate on more widely held stocks. The fund determines relative market capitalizations using U.S. standards (as de-scribed

--------------------------------------------------------------------------------

                       above). Accordingly, the fund's non-U.S. invest-ments may have large capitalizations relative to market capitalizations of companies based outside the U.S.

                       INVESTING IN VARIOUS COUNTRIES The Global Growth Fund, the Global Small Capitalization Fund, the Growth Fund, the International Fund, the Growth-Income Fund, the Asset Allocation Fund, the Bond Fund and the High-Yield Bond Fund may invest in securities of issuers domiciled outside the U.S. and which may be denominated in currencies other than the U.S. dollar. Investing outside the U.S. can involve special risks, particularly in certain developing countries, caused by, among other things; fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation and confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

                       Additional costs could be incurred in connection with the funds' investment activities outside the U.S. Brokerage commissions are generally higher outside the U.S., and the funds will bear certain expenses in connection with their currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

                       The U.S. Government/AAA-Rated Securities Fund may purchase obligations of non-U.S. corporations or governmental entities, provided they are
                       U.S. dollar denominated and highly liquid. Ac-cordingly, while the risks mentioned above are still present, they are present to a lesser ex-tent.

                       CURRENCY TRANSACTIONS The Global Growth Fund, the Global Small Capitalization Fund, the Growth Fund, the International Fund, the Bond Fund and the High-Yield Bond Fund may purchase and sell currencies to facilitate securities transactions and to enter into forward currency contracts to hedge against changes in currency exchange rates. The Asset Allocation Fund and the Growth-Income Fund may purchase and sell currencies to facilitate transactions in securities denominated in currencies other than the U.S. dollar, but they have no current intention of entering into forward currency contracts. While entering into forward transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The funds generally will not attempt to protect against all potential changes in exchange rates.

--------------------------------------------------------------------------------

                       MULTIPLE PORTFOLIO COUNSELOR SYSTEM The
                       investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices. Capital Research and Management Company utilizes a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolios of the funds are divided into segments which are managed by individual counselors. Each counselor decides how their segment will be invested (within the limits provided by each fund's objective(s) and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals may, from time to time, make investment decisions with respect to a portion of each fund's portfolio. The primary individual portfolio counselors for the Series are listed below.

                                                                           YEARS OF EXPERIENCE AS
                                                                     PORTFOLIO COUNSELOR (AND RESEARCH
      PORTFOLIO                                                  PROFESSIONAL, IF APPLICABLE) FOR THE FUNDS
      COUNSELORS                                                                 INDICATED
    FOR THE SERIES                  PRIMARY TITLE(S)                           (APPROXIMATE)
------------------------------------------------------------------------------------------------------------
 James K. Dunton         Senior Vice President of the Series.   Growth-Income Fund--since the fund
                         Senior Vice President and Director,    began operations in 1984
                         Capital Research and Management
                         Company
------------------------------------------------------------------------------------------------------------
 Abner D. Goldstine      Senior Vice President of the Series.   Asset Allocation Fund--since the fund
                         Senior Vice President and Director,    began operations in 1989;
                         Capital Research and Management        Bond Fund--since the fund began
                         Company                                operations in 1996;
                                                                High-Yield Bond Fund--less than one year
------------------------------------------------------------------------------------------------------------
 Alan N. Berro           Vice President of the Series.          Growth-Income Fund--2 years
                         Senior Vice President, Capital
                         Research Company*
------------------------------------------------------------------------------------------------------------
 Claudia P. Huntington   Vice President of the Series.          Growth-Income Fund--4 years (plus 5 years
                         Senior Vice President,                 as a research professional prior to becoming
                         Capital Research and                   a portfolio counselor for the fund)
                         Management Company
------------------------------------------------------------------------------------------------------------
 Robert W. Lovelace      Vice President of the Series.          Global Small Capitalization Fund--
                         Executive Vice President and Director, since the fund began operations in 1998
                         Capital Research Company*              Global Growth Fund--since
                                                                the fund began operations in 1997;
                                                                International Fund--4 years
------------------------------------------------------------------------------------------------------------
 Donald D. O'Neal        Vice President of the Series.          Global Growth Fund - since the fund
                         Vice President, Capital Research and   began operations in 1997;
                         Management Company                     Growth Fund - 7 years (plus 4 years as a
                                                                research professional prior to becoming a
                                                                portfolio counselor for the fund)
------------------------------------------------------------------------------------------------------------
 John H. Smet            Vice President of the Series.          Bond Fund--since the fund began
                         Vice President, Capital Research and   operations in 1996;
                         Management Company                     U.S. Government Fund--6 years
------------------------------------------------------------------------------------------------------------
 Timothy D. Armour       Chairman and Chief Executive Officer,  Asset Allocation Fund--2 years
                         Capital Research Company*
------------------------------------------------------------------------------------------------------------
 David C. Barclay        Executive Vice President and Director, High-Yield Bond Fund--5 years
                         Capital Research Company*
------------------------------------------------------------------------------------------------------------
 Martial Chaillet        Senior Vice President, Capital         Global Growth Fund--since the fund
                         Research Company*                      began operations in 1997;
                                                                International Fund--5 years
------------------------------------------------------------------------------------------------------------
 Gordon Crawford         Senior Vice President and Director,    Global Small Capitalization Fund--
                         Capital Research and Management        since the fund began operations in 1998
                         Company                                Growth Fund--4 years (plus
                                                                5 years as a research professional
                                                                prior to becoming a
                                                                portfolio counselor for the fund)
------------------------------------------------------------------------------------------------------------
 Mark E. Denning         Director, Capital Research and         Global Small Capitalization Fund--
                         Management Company                     Since the fund began
                                                                operations in 1998
------------------------------------------------------------------------------------------------------------
 James E. Drasdo         Senior Vice President and Director,    Growth Fund--11 years
                         Capital Research and Management
                         Company
------------------------------------------------------------------------------------------------------------
 Alwyn Heong             Vice President, Capital                International Fund--2 years
                         Research Company*
------------------------------------------------------------------------------------------------------------
 Thomas H. Hough         Vice President--Investment             U.S. Government Fund--less than
                         Management Group, Capital              one year
                         Research and Management
                         Company
------------------------------------------------------------------------------------------------------------
 Robert G. O'Donnell     Senior Vice President and Director,    Growth-Income Fund--8 years (plus
                         Capital Research and Management        1 year as a research professional prior to
                         Company                                becoming a portfolio counselor for the fund)
------------------------------------------------------------------------------------------------------------
 Victor M. Parachini     Senior Vice President, Capital         Asset Allocation Fund - 2 years
                         Research and Management Company
------------------------------------------------------------------------------------------------------------
 John W. Ressner         Vice President - Investment            U.S. Government Fund - less than
                         Management Group, Capital              one year
                         Research and Management Company
------------------------------------------------------------------------------------------------------------
 Susan M. Tolson         Vice President, Capital Research       High-Yield Bond Fund - 3 years
                         Company*                               (plus 3 years as a research professional prior
                                                                to becoming a portfolio counselor for the fund)
------------------------------------------------------------------------------------------------------------
 Gregory W. Wendt        Senior Vice President and Director.    Global Small Capitalization Fund -
                         Capital Research Company*              Since the fund began operations in 1998
------------------------------------------------------------------------------------------------------------

                           YEARS OF EXPERIENCE
                                   AS
                         INVESTMENT PROFESSIONAL
                              (APPROXIMATE)
                          WITH CAPITAL
                          RESEARCH AND
      PORTFOLIO            MANAGEMENT
      COUNSELORS         COMPANY OR ITS     TOTAL
    FOR THE SERIES         AFFILIATES       YEARS
------------------------------------------------------------------------------------------------------------
 James K. Dunton                  36           36
------------------------------------------------------------------------------------------------------------
 Abner D. Goldstine               31           46
------------------------------------------------------------------------------------------------------------
 Alan N. Berro                     7           12
------------------------------------------------------------------------------------------------------------
 Claudia P. Huntington            20           22
------------------------------------------------------------------------------------------------------------
 Robert W. Lovelace               13           13
------------------------------------------------------------------------------------------------------------
 Donald D. O'Neal                 13           13
------------------------------------------------------------------------------------------------------------
 John H. Smet                     15           16
------------------------------------------------------------------------------------------------------------
 Timothy D. Armour                15           15
------------------------------------------------------------------------------------------------------------
 David C. Barclay                 10           17
------------------------------------------------------------------------------------------------------------
 Martial Chaillet                 26           26
------------------------------------------------------------------------------------------------------------
 Gordon Crawford                  27           27
------------------------------------------------------------------------------------------------------------
 Mark E. Denning                  15           15
------------------------------------------------------------------------------------------------------------
 James E. Drasdo                  21           26
------------------------------------------------------------------------------------------------------------
 Alwyn Heong                       6           10
------------------------------------------------------------------------------------------------------------
 Thomas H. Hough                   8           11
------------------------------------------------------------------------------------------------------------
 Robert G. O'Donnell              23           26
------------------------------------------------------------------------------------------------------------
 Victor M. Parachini              21           36
------------------------------------------------------------------------------------------------------------
 John W. Ressner                  10           10
------------------------------------------------------------------------------------------------------------
 Susan M. Tolson                   8           10
------------------------------------------------------------------------------------------------------------
 Gregory W. Wendt                 10           10
------------------------------------------------------------------------------------------------------------

* COMPANY AFFILIATED WITH CAPITAL RESEARCH AND MANAGEMENT COMPANY.

--------------------------------------------------------------------------------

          DIVIDENDS,   It is the Series' policy to distribute to the
   DISTRIBUTIONS AND   shareholders (the insurance company separate ac-
               TAXES   counts) all of its net investment income and cap-
                       ital gains realized during each fiscal year.
          The Series
      distributes to   Each fund of the Series is subject to asset di-
    shareholders all   versification regulation prescribed by the U.S.
      its income and   Treasury Department under the Internal Revenue
       capital gains   Code (the "Code"). These regulations generally
     realized during   provide that, as of the end of each calendar
   each fiscal year.   quarter or within 30 days thereafter, no more
                       than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all secu-rities of the same issuer are considered a single investment. Furthermore, each U.S. Government agency or instrumentality is treated as a sepa-rate issuer. There are also alternative diversi-fication tests which may be satisfied by the funds under the regulations. The Series intends to comply with the diversification regulations.
                       If a fund should fail to comply with these regu-lations, Contracts invested in that fund would not be treated as annuity, endowment or life in-surance contracts under the Code.

                       FEDERAL TAXES Each fund of the Series intends to operate as a "regulated investment company" under the Internal Revenue Code. In any fiscal year in which a fund so qualifies and distributes to shareholders its net investment income and realized capital gains, the fund itself is relieved of federal income tax.

                       See the applicable Contract prospectus for information regarding the federal income tax treatment of the Contracts and distributions to the separate accounts.

              SERIES   SERIES ORGANIZATION The Series, an open-end in-
    ORGANIZATION AND   vestment company, was organized as a Massachu-
          MANAGEMENT   setts business trust in 1983. The Series' Board
                       of Trustees supervises Series operations and per-forms duties required by applicable state and federal law. Members of the board who are not em-ployed by Capital Research and Management Company or its affiliates are paid for services rendered to the Series as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the Series. The
                       Board of Trustees has approved the retention of the companies listed below to provide certain services to the Series.

                       INVESTMENT ADVISER Capital Research and Manage-ment Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the Series and other mutual funds, including those in The American Funds Group. Capital Research and Management Com- pany, a wholly-owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Re-search and Management Company manages the invest-ment portfolios and business affairs of the Se-ries.

                       The compensation paid to the Investment Adviser for the period April 30, 1997 through November 30, 1997 (annualized) as a percentage of average net assets amounted to the following: Global Growth Fund -- .68%; Growth Fund -- .39%; Inter-national Fund -- .57%; Growth-Income Fund --
                        .35%; Asset Allocation Fund -- .43%; Bond
                       Fund -- .50%; High-Yield Bond Fund -- .48%; U.S. Government/AAA-Rated Securities Fund -- .49%; and Cash Management Fund -- .45%. Capital Research and Management Company has received no compensa-tion for the Global Small Capitalization Fund be-cause it had not commenced operations during the most recent fiscal year.

                       Capital Research and Management Company and its affiliated companies have adopted a personal in-vesting policy that is consistent with the recom-mendations contained in the report dated May 9, 1994 issued by the Investment Company Institute's Advisory Group on Personal Investing. (See the

--------------------------------------------------------------------------------

                       statement of additional information.) This policy has been incorporated into the Series' code of ethics which is available from the Series' Secre-tary upon request.

                       PORTFOLIO TRANSACTIONS Orders for the Series' portfolio securities transac- tions are placed by Capital Research and Management Company which strives to obtain the best available prices, taking into account the costs and quality of executions. There is no agreement or commitment to place orders with any broker-dealer. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

                       Subject to the above policy, when two or more brokers (either directly or through their corre-spondent clearing agents) are in a position to offer comparable prices and executions, prefer-ence may be given to brokers that have sold Con-tracts or have provided investment research, sta-tistical and other related services for the bene-fit of the Series and/or of other funds served by Capital Research and Management Company.

                       SHAREHOLDER VOTING RIGHTS All shares of the Se-ries have equal voting rights and are entitled to one vote per share with proportional voting for fractional shares; however, only shareholders of Class 2 shares will be entitled to vote on mat-ters relating solely to Class 2 shares, such as the 12b-1 Plan. There will not usually be a shareholder meeting in any year, except, for ex-ample, when the election of the board is required to be acted upon by shareholders under the In-vestment Company Act of 1940.

                       In matters which only affect a particular fund, the matter shall have been effectively acted upon by a majority vote of that fund even though: (1) the matter has not been approved by a majority vote of any other fund; or (2) the matter has not been approved by a majority vote of the Series.

                       The insurance company separate accounts, as the shareholders of the Series, have the right to vote Series shares at any meeting of sharehold-ers. However, the Contracts provide that the sep-arate accounts will vote Series shares in accor-dance with instructions received from owners of the Contracts. See the applicable Contract pro-spectus for information regarding Contract own-ers' voting rights. Since the funds use a com-bined prospectus, each fund may be liable for misstatements, inaccuracies, or incomplete dis-closure concerning any other fund contained in this prospectus.

       PURCHASES AND   Shares of the Series are currently offered only
         REDEMPTIONS   to insurance company separate accounts which fund
           OF SHARES   the Contracts. All such shares may be purchased
                       or redeemed by the separate accounts at net asset value, without any sales or redemption charges.
                       Such purchases and redemptions are made subse-quent to corresponding purchases and redemptions of units of the separate accounts without delay.

                       Except in extraordinary circumstances and as per-missible under the Investment Company Act of 1940, redemption proceeds will be paid on or be-fore the seventh day following the request for redemption.

                       PRICE OF SHARES The net asset value per share is determined as of 4:00 p.m., Eastern time (the normal close of trading) every day the New York Stock Exchange is open. Each fund calculates its net asset value per share, generally using market prices, by dividing the total value of its assets after subtracting liabilities by the number of its shares outstanding.

                                   APPENDIX

                          DESCRIPTION OF BOND RATINGS

  Moody's Investors Service, Inc. rates the long-term debt securities issued by various entities in categories ranging from "Aaa" to "C," according to quality as described below.

"AAA -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"AA -- High quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"BAA -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"BA -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"CAA -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"CA -- Speculative in a high degree; often in default or have other marked shortcomings."

"C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

  Standard & Poor's Corporation rates the long-term debt securities issued by various entities in categories ranging from "AAA" to "D," according to quality as described below.

"AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree."

"A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C1 -- Reserved for income bonds on which no interest is being paid."

"D -- In default and payment of interest and/or repayment of principal is in arrears."

                    [LOGO OF       This prospectus has been printed on recycled
                    RECYCLED       paper that meets the guidelines of the United
                    PRINTED        States Environmental Protection Agency
                    PAPER]

  No person has been authorized to give any information or to make any representations other than those contained in this Prospectus, the Prospectus of American Variable Insurance Series, and any authorized sales literature in connection with the offer contained in this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized. This Prospectus does not constitute an offer of, or solicitation of an offer to acquire, any interest or participation in the variable annuity contracts offered by this Prospectus in any jurisdiction to anyone to whom it is unlawful to make such an offer or solicitation in such jurisdiction.

 Form #: 28702                                                       26-101-498

 LL24183-14                                                          26-101-498








                       AMERICAN VARIABLE INSURANCE SERIES
                                   PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                                APRIL 1, 1998

 This document is not a prospectus but should be read in conjunction with the current prospectuses of American Variable Insurance Series (the "Series") dated April 1, 1998. The prospectuses may be obtained from your investment dealer or financial planner or by writing to the Series at the following address:

                       AMERICAN VARIABLE INSURANCE SERIES
                             Attention:  Secretary
                             333 South Hope Street
                             Los Angeles, CA  90071
                                (213) 486-9200


                               TABLE OF CONTENTS

ITEM                                                              PAGE NO.

INVESTMENT POLICIES                                                1

INVESTMENT RESTRICTIONS                                            8

SERIES TRUSTEES AND OFFICERS                                      13

MANAGEMENT                                                        17

PRICE OF SHARES                                                   19

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES                        20

EXECUTION OF PORTFOLIO TRANSACTIONS                               21

GENERAL INFORMATION                                               22

APPENDIX                                                          24

FINANCIAL STATEMENTS                                              ATTACHED


                              INVESTMENT POLICIES

With respect to all funds, portfolio changes will be made without regard to the length of time a particular investment may have been held. Under certain market conditions, the investment policies of the Asset Allocation Fund, the Bond Fund, the High-Yield Bond Fund, and the U.S. Government/AAA-Rated Securities Fund may result in higher portfolio turnover than those of the other funds, although no fund's annual portfolio turnover rate is expected to exceed 100%. A 100% annual portfolio turnover rate would occur, for example, if all the investments in a fund's portfolio (exclusive of securities with less than one year to maturity) were replaced in a period of one year. High portfolio turnover involves correspondingly greater brokerage commissions, to the extent such commissions are payable, and other transaction costs, which will be borne directly by the fund involved.



GLOBAL GROWTH FUND, GLOBAL SMALL CAPITALIZATION FUND, GROWTH FUND, GROWTH-INCOME FUND, ASSET ALLOCATION FUND, BOND FUND AND HIGH-YIELD BOND FUND

CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK SECURITIES:

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield, high-risk securities can be sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of high-yield, high-risk bonds and each fund's net asset value.

PAYMENT EXPECTATIONS - High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, the value of high-yield, high-risk bonds held by each fund will decrease in a rising interest rate market, as will the value of each fund's assets. If a fund experiences unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing each fund's rate of return.

LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely a fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.


GLOBAL GROWTH FUND, GLOBAL SMALL CAPITALIZATION FUND, GROWTH FUND, GROWTH-INCOME FUND, INTERNATIONAL FUND, ASSET ALLOCATION FUND, BOND FUND AND HIGH-YIELD BOND FUND

CURRENCY TRANSACTIONS -- The Global Growth Fund, the Global Small Capitalization Fund, the Growth Fund, the International Fund, the Bond Fund and the High-Yield Bond Fund have the ability to enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date and price, both of which are set at the time of the contract. The funds intend to enter into forward currency contracts solely to hedge into the U.S. dollar its exposure to other currencies. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

The Growth-Income Fund and the Asset Allocation Fund do not currently intend to engage in any transactions other than purchasing and selling currencies and foreign exchange contracts which will be used to facilitate settlement of trades.

The Bond Fund and the High-Yield Bond Fund may enter into the transactions described above and may also enter into exchange-traded futures contracts relating to foreign currencies ("currency contracts") in connection with investments in securities of foreign issuers in anticipation of, or to protect against, fluctuations in exchange rates. In addition, forward currency contracts may be used by these funds to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. An exchange-traded futures contract relating to foreign currency is similar to a forward foreign currency contract but has a standardized size and exchange date. Although currency contracts typically will involve the purchase and sale of a currency against the U.S. dollar, these funds also may enter into currency contracts not involving the U.S. dollar. In connection with these futures transactions, the Series has filed a notice of eligibility with the Commodities Futures Trading Association ("CFTC") that exempts the Series from CFTC registration as a "commodity pool operator" as defined under the Commodities Exchange Act. Pursuant to this notice, these funds will observe certain CFTC guidelines with respect to its futures transactions that, among other things, limit initial margin deposits in connection with the use of futures contracts and related options for purposes other than "hedging" (as defined by CFTC rules) to 5% of a fund's net assets.

The Bond Fund and the High-Yield Bond Fund may attempt to accomplish objectives similar to those involved in their use of currency contracts by purchasing put or call options on currencies. A put option gives a fund, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives a fund, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The funds might purchase a currency put option, for example, to protect themselves during the contract period against a decline in the U.S. dollar value of a currency in which they hold or anticipate holding securities. If the currency's value should decline against the U.S. dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the U.S. dollar, any gain to the funds would be reduced by the premium they had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the U.S. dollar of a currency in which the funds anticipate purchasing securities.

Currency options may be either listed on an exchange or traded over-the-counter ("OTC options"). Listed options are third-party contracts (I.E., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike (exercise) prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The High-Yield Bond Fund and Bond Fund will not purchase an OTC option unless it is believed that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation which guarantees performance. Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

Certain provisions of the Internal Revenue code may limit the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal tax purposes, the character and timing of income, gain or loss recognized by the fund.

ASSET ALLOCATION FUND, BOND FUND AND U.S. GOVERNMENT/AAA-RATED SECURITIES FUND

PASS-THROUGH SECURITIES -- The funds may purchase certificates issued by the Government National Mortgage Association ("GNMA") and the U.S. Government/AAA-Rated Securities Fund expects to invest substantially in these securities. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. A pool of these mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

The Federal National Mortgage Association ("FNMA"), a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. Government. The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. Government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. Government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

The funds may invest in mortgage-related securities issued by financial institutions such as commercial banks, savings and loan associations, mortgage bankers and securities broker-dealers (or separate trusts or affiliates of such institutions established to issue the securities) including collateralized mortgage obligations ("CMO's") and mortgage-backed bonds. CMO's (including real estate mortgage investment conduits as authorized under the Internal Revenue Code of 1986, as amended) are issued in series that are made up of a group of bonds that together are fully collateralized directly or indirectly by a pool of mortgages on which the payments of principal and interest are dedicated to payment of principal and interest on the bonds in the series.
Each class of bonds in the series may have a different maturity than the other classes of bonds in the series, bear a different coupon and have a different priority in receiving payments. The different maturities come from the fact that all principal payments, both regular principal payments as well as any prepayment of principal, are passed through first to the holders of the class with the shortest maturity until it is completely retired. Thereafter, principal payments are passed through to the next class of bonds in the series, until all the classes have been paid off. As a result, an acceleration in the rate of prepayments that may be associated with declining interest rates shortens the expected life of each class, with the greatest impact on those classes with the shortest maturities. Similarly, should the rate of prepayments slow down, as may happen in times of rising interest rates, the expected life of each class lengthens, again with the greatest impact on those classes with the shortest maturities. In the case of some CMO series, each class may receive a differing proportion of the monthly interest and principal repayments on the underlying collateral. In these series the classes having proportionally greater interests in principal repayments generally would be more affected by an acceleration (or slowing) in the rate of prepayments.

Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMO's). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds can provide that they are callable by the issuer prior to maturity).

BOND FUND AND U.S. GOVERNMENT/AAA-RATED SECURITIES FUND

REVERSE REPURCHASE AGREEMENTS -- Although the Bond Fund and the U.S. Government/AAA-Rated Securities Fund have no current intention of doing so during the next 12 months, each fund is authorized to enter into reverse repurchase agreements. A reverse repurchase agreement is the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. Each fund will segregate liquid assets which will be marked to market daily in an amount sufficient to cover its obligations under reverse repurchase agreements with broker-dealers (but no collateral is required on reverse repurchase agreements with banks). Under the Investment Company Act of 1940 (the "1940 Act"), reverse repurchase agreements may be considered borrowings by a fund. The use of reverse repurchase agreements by a fund creates leverage which increases the fund's investment risk. As a fund's aggregate commitments under these reverse repurchase agreements increase, the opportunity for leverage similarly increases. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, a fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, a fund's earnings or net asset value would decline faster than otherwise would be the case.

ASSET ALLOCATION FUND, BOND FUND, HIGH-YIELD BOND FUND, AND U.S.
GOVERNMENT/AAA-RATED SECURITIES FUND

LOANS OF PORTFOLIO SECURITIES -- Although the Asset Allocation Fund, the Bond Fund, the High-Yield Bond Fund and the U.S. Government/AAA-Rated Securities Fund have no current intention of doing so during the next 12 months, these funds are authorized to lend portfolio securities to selected securities dealers or other institutional investors whose financial condition is monitored by Capital Research and Management Company (the "Investment Adviser"). The borrower must maintain with the Series' custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Investment Adviser will monitor the adequacy of the collateral on a daily basis. Each fund may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. Each fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. Each fund will limit its loans of portfolio securities to an aggregate of 10% of the value of its total assets, determined at the time any such loan is made.

PORTFOLIO TRADING OF FIXED-INCOME SECURITIES -- The funds intend to engage in portfolio trading of fixed-income securities when it is believed that the sale of a fixed-income security owned and the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value in light of what is evaluated as an expected rise in prevailing yields, or a security may be purchased in anticipation of a market rise (a decline in prevailing yields). A security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities.

"ROLL" TRANSACTIONS -- Although the Asset Allocation Fund, the High-Yield Bond Fund, the Bond Fund and the U.S. Government/AAA-Rated Securities Fund have no current intention of doing so during the next 12 months, these funds may engage in "roll" transactions. A "roll" transaction is the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a future date. The funds intend to treat "roll" transactions as two separate transactions; one involving the purchase of a security and a separate transaction involving the sale of a security. Since the funds do not intend to enter into "roll" transactions for financing purposes, they may treat these transaction as not falling within the definition of "borrowing" set forth in Section 2(a)(23) of the 1940 Act. As a fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly may increase; however, it is not the intent of the fund to engage in these transactions for leveraging purposes. In addition, a fund may enter into other purchase and sale transactions involving securities which are not settled in the ordinary course of business and under various terms when to do so is in the best interest of the fund.

A fund will segregate liquid assets, which will be marked to market daily, in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent a fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the funds temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should market values of the funds' portfolio securities decline while the funds are in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. A fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

BOND FUND AND HIGH-YIELD BOND FUND

LOAN PARTICIPATIONS AND ASSIGNMENTS -- The funds may invest in loan participations or assignments, typically made by a syndicate of banks to U.S. and non-U.S. corporate or governmental borrowers for a variety of purposes. Loan participations are loans or other direct debt instruments which are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to loan, nor any rights of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When a fund purchases assignments from lenders it will acquire direct rights against the borrower on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Because there is no liquid market for such securities, the fund's anticipate that such securities could be sold only to a limited number of institutional investors.

Investments in loan participations and assignments present the possibility that the fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, a fund could be part owner of any collateral, and could bear the costs and liabilities of owning and disposing of the collateral. Loan participations and assignments are generally not rated by major rating agencies, may not be protected by the securities laws, and are generally considered to be illiquid.

HIGH-YIELD BOND FUND

REINSURANCE RELATED NOTES AND BONDS -- The High-Yield Bond Fund may invest in reinsurance related notes and bonds. These instruments, which are typically issued by special purpose reinsurance companies, transfer an element of insurance risk to the note or bond holders. For example, the reinsurance company would not be required to repay all or a portion of the principal value of the notes or bonds if losses due to a catastrophic event under the policy (such as a major hurricane) exceed certain dollar thresholds. Consequently, the fund may lose the entire amount of its investment in such bonds or notes if such an event occurs and losses exceed certain dollar thresholds. In this instance, investors would have no recourse against the insurance company.
These instruments may be issued with fixed or variable interest rates and rated in a variety of credit quality categories by the rating agencies.

CASH MANAGEMENT FUND

The Cash Management Fund seeks to achieve its investment objective by investing in a diversified selection of money market instruments, and the other funds generally will invest a portion of their assets in money market instruments. These money market instruments include the following:

COMMERCIAL PAPER -- Commercial paper is short-term notes (up to nine months) issued by companies or governmental bodies. The Cash Management Fund may only purchase commercial paper judged by the Investment Adviser to be of suitable investment quality. This includes (a) commercial paper that is rated in the two highest categories by Standard & Poor's Corporation and by Moody's Investors Service, Inc. or (b) other commercial paper deemed on the basis of the issuer's creditworthiness to be of a quality appropriate for the Cash Management Fund. (No more than 5% of the Cash Management Fund's assets may be invested in commercial paper rated in the second highest rating category by either Moody's or Standard & Poor's; no more than the greater of 1% of the Cash Management Fund's assets or $1 million may be invested in such securities of any one issuer.) See the Appendix for a description of the ratings.

The commercial paper in which the Cash Management Fund may invest includes variable amount master demand notes. Variable amount master demand notes permit the Cash Management Fund to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participations. Investments in these instruments are limited to those that have a demand feature enabling the Cash Management Fund unconditionally to receive the amount invested from the issuer upon seven or fewer days' notice. (Generally, the Cash Management Fund attempts to invest in instruments having a one-day notice provision). In connection with master demand note arrangements, the Investment Adviser, subject to the direction of the Trustees, monitors on an ongoing basis the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Investment Adviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or Standard & Poor's. The Cash Management Fund may invest in them only if it is deemed that at the time of investment the notes are of comparable quality to the other commercial paper in which the Cash Management Fund may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Investment Adviser has reason to believe that the borrower could not make timely repayment upon demand.

COMMERCIAL BANK OBLIGATIONS -- Commercial bank obligations are certificates of deposit (interest-bearing time deposits), bankers acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) representing direct or contingent obligations of commercial banks with assets in excess of $1 billion, based on latest published reports, or other obligations issued by commercial banks with assets of less than $1 billion if the principal amount of such obligation is fully insured by the U.S. Government.

CORPORATE BONDS AND NOTES -- The Cash Management Fund may purchase corporate obligations that mature or that may be redeemed in one year or less. These obligations originally may have been issued with maturities in excess of one year. The Cash Management Fund may invest only in corporate bonds or notes of issuers having outstanding short-term securities rated as described above in "Commercial Paper."

SAVINGS ASSOCIATION OBLIGATIONS -- Certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have assets in excess of $1 billion, based on latest published reports, or obligations issued by institutions with assets of less than $1 billion if the principal amount of such obligation is fully insured by the U.S. Government.

FLOATING RATE OBLIGATIONS -- These securities have a coupon rate that changes at least annually and generally more frequently. The coupon rate is set in relation to money market rates. The obligations, issued primarily by banks, other corporations, governments and semi-governmental bodies, may have a maturity in excess of one year. In some cases, the coupon rate may vary with changes in the yield on Treasury bills or notes or with changes in LIBOR (London Interbank Offering Rate). The Investment Adviser considers floating rate obligations to be liquid investments because a number of U.S. and non-U.S. securities dealers make active markets in these securities.

                            INVESTMENT RESTRICTIONS

The Series has adopted the following fundamental policies and investment restrictions for each fund which may not be changed without a majority vote of the fund's outstanding shares. Such majority is defined by the 1940 Act as the vote of the lesser of (i) 67% or more of the outstanding shares of the fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of the fund. Investment limitations expressed in the following restrictions are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated.

INVESTMENT RESTRICTIONS OF THE GLOBAL GROWTH FUND, GLOBAL SMALL CAPITALIZATION FUND, GROWTH FUND, INTERNATIONAL FUND, GROWTH-INCOME FUND, ASSET ALLOCATION FUND, BOND FUND AND HIGH-YIELD BOND FUND

 The Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, Growth-Income Fund, Asset Allocation Fund, Bond Fund and High-Yield Bond Fund may not:

 1. Invest more than 5% of the value of the total assets of the fund in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the fund's total assets and, provided further, that the limitation shall not apply to obligations of the government of the U.S. under a general Act of Congress. The short-term obligations of commercial banks are excluded from this 5% limitation with respect to 25% of the fund's total assets.

 2. As to 75% of its total assets, purchase more than 10% of the outstanding voting securities of an issuer.

 3. Invest more than 25% of the fund's total assets in the securities of issuers in the same industry. Obligations of the U.S. Government, its agencies and instrumentalities, are not subject to this 25% limitation on industry concentration. In addition, the fund may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.

 4. Enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security if, as a result, more than 10% of the fund's total assets would be so invested.

 5. Invest in real estate (including limited partnership interests, but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein).

 6. Purchase commodities or commodity contracts; except that the Global Small Capitalization Fund, International Fund, Asset Allocation Fund, High-Yield Bond Fund and Bond Fund may engage in transactions involving currencies (including forward or futures contracts and put and call options).

 7.  Invest in companies for the purpose of exercising control or management.

 8. Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the loaning of its portfolio securities; and (d) entering into loan participations.

 9. Borrow money, except from banks for temporary purposes, and then in an amount not in excess of 5% of the value of the fund's total assets. Moreover, in the event that the asset coverage for such borrowings falls below 300%, the fund will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage.

 10. Purchase securities on margin.

 11. Pledge or hypothecate the fund's assets.

 12. Sell securities short, except to the extent that the fund contemporaneously owns, or has the right to acquire at no additional cost, securities identical to those sold short.

 13. Invest in puts, calls, straddles, spreads or any combination thereof; except as described above in Investment Restriction number 6.

 14. Purchase or sell securities of other investment companies (except in connection with a merger, consolidation, acquisition or reorganization).

 15. Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase or resale of portfolio securities.

 Notwithstanding investment restriction number 14, the funds may invest in securities of other managed investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Trustees pursuant to an exemptive order granted by the Securities and Exchange Commission.

 Notwithstanding investment restriction number 15, the funds may not engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as that term is defined under the Securities Act of 1933.

 The Global Growth Fund, Global Small Capitalization Fund, International Fund and High-Yield Bond Fund may not invest more than 10% of the value of their total assets in securities which are restricted as to resale; the Growth Fund, Growth-Income Fund and Asset Allocation Fund may not invest more than 5% of the value of their respective total assets in securities which are restricted as to resale. (Rule 144A securities and Section 4(2) commerical paper, as defined in the Securities Act of 1933, are excluded from these investment limits.) As a condition to the acquisition of the type of securities mentioned herein, the funds will ordinarily require that the issuer of such securities agree to bear the expenses of registration under the Securities Act of 1933, if and when the funds desire to sell such securities. The need to effect such registration could result in a delay in disposing of such securities.

INVESTMENT RESTRICTIONS OF THE U.S. GOVERNMENT/AAA-RATED SECURITIES FUND

 The U.S. Government/AAA-Rated Securities Fund may not:

 1. Purchase any security (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities")) if, immediately after and as a result of such investment, more than 5% of the value of the fund's total assets would be invested in securities of the issuer.

 2. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to U.S. Government securities or other securities to the extent they are backed by or represent interests in U.S. Government securities or U.S. Government-guaranteed mortgages.

 3.  Invest in companies for the purpose of exercising control or management.

 4. Knowingly purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization.

 5. Buy or sell real estate or commodities or commodity contracts in the ordinary course of its business; however, the fund may purchase or sell readily marketable debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts.

 6. Acquire securities subject to restrictions on disposition imposed by the Securities Act of 1933, if, immediately after and as a result of such acquisition, the value of such restricted securities and all other illiquid securities held by the fund would exceed 10% of the value of the fund's total assets.

 7. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933.

 8. Make loans, except that the fund may: (a) purchase readily marketable debt securities; (b) invest in repurchase agreements; (c) make loans of portfolio securities; and (d) enter into loan participations. The fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the fund, exceeds 10% of the value of its total assets.

 9. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost, securities identical to those sold short.

 10. Purchase securities on margin, except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

 11. Borrow money, except from banks for temporary or emergency purposes not in excess of 5% of the value of the fund's total assets, except that the fund may enter into reverse repurchase agreements.

 12. Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the sale of securities pursuant to a reverse repurchase agreement.

 13. Write, purchase or sell puts, calls or combinations thereof.

 Notwithstanding investment restriction number 4, the fund may invest in securities of other managed investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Trustees pursuant to an exemptive order granted by the Securities and Exchange Commission.

INVESTMENT RESTRICTIONS OF THE CASH MANAGEMENT FUND

 The Cash Management Fund may not:

 1. Invest more than 5% of the value of the total assets of the fund in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the fund's total assets and, provided further, that the limitation shall not apply to obligations of the government of the U.S. under a general Act of Congress. The short-term obligations of commercial banks are excluded from this 5% limitation with respect to 25% of the fund's total assets.

 2. As to 75% of its total assets, purchase more than 10% of the outstanding voting class of securities of an issuer.

 3. Invest more than 25% of the fund's total assets in the securities of issuers in the same industry. Obligations of the U.S. Government, its agencies and instrumentalities, are not subject to this 25% limitation on industry concentration. In addition, the fund may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.

 4. Enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security if, as a result, more than 10% of the fund's total assets would be so invested.

 5. Make loans to others except for the purchase of the debt securities listed above. The fund may enter into repurchase agreements as described above.

 6. Borrow money, except from banks for temporary purposes, and then in an amount not in excess of 5% of the value of the fund's total assets. Moreover, in the event that the asset coverage for such borrowings falls below 300%, the fund will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage.

 7.  Pledge or hypothecate the fund's assets.

 8. Sell securities short except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost, securities identical to those sold short.

 9.  Invest in puts, calls, straddles, spreads or any combination thereof.

 10. Purchase or sell securities of other investment companies (except in connection with a merger, consolidation, acquisition or reorganization), real estate or commodities.

 11. Act as underwriter of securities issued by others, engage in distribution of securities for others, or make investments in other companies for the purpose of exercising control or management.

 Notwithstanding investment restriction number 10, the fund may invest in securities of other managed investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Trustees pursuant to an exemptive order granted by the Securities and Exchange Commission.

 Notwithstanding investment restriction number 1 above, in order to comply with Rule 2a-7 under the 1940 Act, the Cash Management Fund has adopted a non-fundamental policy (that may be changed by the Board of Trustees without shareholder approval) of investing no more than 5% of its assets (measured at the time of purchase) in the securities of any one issuer (other than the U.S. Government); provided however, that the Cash Management Fund may invest, as to 25% of its assets, more than 5% of its assets in certain high-quality securities (as defined in the Rule) of a single issuer for a period of up to three business days. Investment restriction number 9 above does not prevent the purchase by the Cash Management Fund of securities that have "put" or "stand-by" commitment features.


                          SERIES TRUSTEES AND OFFICERS
                       TRUSTEES AND TRUSTEE COMPENSATION

NAME, ADDRESS       POSITION        PRINCIPAL           AGGREGATE             TOTAL                 TOTAL
AND AGE             WITH            OCCUPATION(S)       COMPENSATION          COMPENSATION          NUMBER OF
                    REGISTRANT      DURING PAST 5       (INCLUDING            (INCLUDING            FUND BOARDS
                                    YEARS               VOLUNTARILY           VOLUNTARILY           ON WHICH
                                    (POSITIONS          DEFERRED              DEFERRED              TRUSTEE
                                    WITHIN THE          COMPENSATION/1/)      COMPENSATION/1/)      SERVES/2/
                                    ORGANIZATIONS       FROM                  FROM ALL FUNDS
                                    LISTED MAY          SERIES DURING         MANAGED BY
                                    HAVE CHANGED        FISCAL                CAPITAL
                                    DURING THIS         YEAR ENDED            RESEARCH AND
                                    PERIOD)             11/30/97              MANAGEMENT
                                                                              COMPANY

Charles H.          Trustee         Private             $29,500/3/            $122,900              4
Black                               investor and
525 Alma Real                       consultant;
Drive                               Former
Pacific                             Executive Vice
Palisades, CA                       President
90272                               and Director,
Age: 71                             Kaiser Steel
                                    Corporation

H. Frederick        Trustee         Private             $28,511               $163,900              18
Christie                            Investor;
P. O. Box 144                       Former
Palos Verdes,                       President
CA 90274                            and Chief
Age: 64                             Executive
                                    Officer, The
                                    Mission Group
                                    (non-utility
                                    holding
                                    Company,
                                    subsidiary of
                                    Southern
                                    California
                                    Edison
                                    Company)

Joe E. Davis        Trustee         Private             $30,400               $30,400               1
3436 Caribeth                       Investor;
Drive                               Former
Encino, CA                          Chairman,
91436                               Linear
Age: 63                             Corporation;
                                    former
                                    President and
                                    Chief
                                    Executive
                                    Officer,
                                    National
                                    Health
                                    Enterprises,
                                    Inc.

Martin Fenton,      Trustee         Chairman,           $29,125/3/            $133,000              16
Jr.                                 Senior
4350 Executive                      Resource Group
Drive                               (management of
Suite 101                           senior living
San Diego, CA                       centers)
92123
Age: 62

Mary Myers          Trustee         Founder and         $27,700/3/            $89,000               4
Kauppila                            President,
286 Congress                        Energy
Street                              Investment,
Boston, MA                          Inc.
02110
Age: 43

Kirk P.             Trustee         President,          $27,600/3/            $93,850               5
Pendleton                           Cairnwood,
Cairnwood,                          Inc.
Inc.
75 James Way
Southampton,
PA 18966
Age: 58

+James F.           President       President and       none/4/               none/4/               1
Rothenberg          and             Director,
333 South Hope      Trustee         Capital
Street                              Research and
Los Angeles,                        Management
CA 90071                            Company
Age: 51

+Thomas E.          Chairman of     Retired.            none/4/               none/4/               3
Terry               the Board       Former Vice
6048 S.                             President and
Highlands                           Secretary,
Avenue                              Capital
Madison, WI                         Research and
53705                               Management
Age: 60                             Company


+ Trustees who are considered "interested persons" of the Series as defined in the 1940 Act on the basis of their affiliation with the Series' Investment Adviser, Capital Research and Management Company.

/1/ Amounts may be deferred by eligible trustees under a non-qualified deferred compensation plan adopted by the Series in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Trustee.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages Anchor Pathway Fund which serves as the underlying investment vehicle for certain variable insurance contracts; and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations. These amounts reflect the aggregate compensation paid during the most recent fiscal year of the funds involved.

/3/ Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the Series (plus earnings thereon) for participating Trustees is as follows: Charles H. Black ($38,127); H . Frederick Christie ($36,851); Martin Fenton ($23,084); Mary Myers Kauppila ($129,340) and Kirk P. Pendleton ($31,915). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Series until paid to the Trustee.

/4/ James F. Rothenberg and Thomas E. Terry are affiliated with the Investment Adviser and, accordingly, receive no remuneration from the Series.


                                    OFFICERS

NAME AND ADDRESS                AGE       POSITION(S) WITH      PRINCIPAL OCCUPATION(S)
                                          REGISTRANT            DURING PAST 5 YEARS

Thomas E. Terry                 60        Chairman of the       Retired.  Former Vice President and
6048 S. Highlands Avenue                  Board                 Secretary, Capital Research and
Madison, WI 53705                                               Management Company

James F. Rothenberg             51        President and         President and Director, Capital Research
333 South Hope Street                     Trustee               and Management Company
Los Angeles, CA  90071

James K. Dunton                 52        Senior Vice           Senior Vice President and Director,
333 South Hope Stree                      President             Capital Research and Management Company
Los Angeles, CA  90071

Abner D. Goldstine              68        Senior Vice           Senior Vice President and Director,
11100 Santa Monica                        President             Capital Research and Management Company
Boulevard
Los Angeles, CA 90025

Michael J. Downer               43        Vice President        Vice President - Fund Business
333 South Hope Street                                           Management Group, Capital Research and
Los Angeles,  CA 90071                                          Management Company

Claudia P. Huntington           46        Vice President        Senior Vice President, Capital Research
333 South Hope Street                                           Company
Los Angeles, CA  90071

John H. Smet                    41        Vice President        Vice President, Capital Research and
11100 Santa Monica                                              Management Company
Boulevard
Los Angeles, CA 90025

Chad L. Norton                  37        Secretary             Vice President - Fund Business Managment
333 South Hope Street                                           Group, Capital Research and Management
Los Angeles, CA 90071                                           Company

Robert P. Simmer                36        Treasurer             Vice President - Fund Business Managment
5300 Robin Hood Road                                            Group, Capital Research and Management
Norfolk, VA 23513                                               Company

Sheryl F. Johnson               29        Assistant             Assistant Vice President - Fund Business
5300 Robin Hood Road                      Treasurer             Management Group, Capital Research and
Norfolk, VA 23513                                               Management Company


All of the Trustees and officers also are officers or employees of the Investment Adviser or affiliated companies. No compensation is paid by the Series to any officer or Trustee who is a director, officer or employee of the Investment Adviser or affiliated companies. The Series pays fees of $20,000 per annum to Trustees who are not affiliated with the Investment Adviser, plus $1,500 for each Board of Trustees meeting attended, plus $600 for each meeting attended as a member of a committee of the Board of Trustees. The Trustees may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the Series. The Series also reimburses certain expenses of the Trustees who are not affiliated with the Investment Adviser.

                                   MANAGEMENT

INVESTMENT ADVISER -- The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington D.C., London, Geneva, Hong Kong, Singapore and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

The Investment Adviser is responsible for more than $175 billion of stocks, bonds and money market instruments and serves over eight million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT - An Amended Investment Advisory and Service Agreement (the "Agreement") between the Series and the Investment Adviser, unless sooner terminated, will continue in effect until November 30, 1998, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Series, and (ii) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the Series for its acts or omissions in the performance of its obligations to the Series not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

As compensation for its services, the Investment Adviser receives a monthly fee which is accrued daily, calculated at the annual rates of:

GLOBAL GROWTH FUND:  0.69% of net assets;

GLOBAL SMALL CAPITALIZATION FUND:  .80% of net assets;

GROWTH FUND: 0.50% of the first $600 million of net assets, plus 0.45% on net assets greater than $600 million but not exceeding $1.2 billion, plus 0.42% on net assets greater than $1.2 billion but not exceeding $2.0 billion, plus 0.37% on net assets greater than $2.0 billion but not exceeding $3.2 billion, plus 0.35% on net assets in excess of $3.2 billion;

INTERNATIONAL FUND: 0.78% of the first $600 million of net assets, plus 0.60% on net assets greater than $600 million but not exceeding $1.2 billion, plus 0.48% on net assets greater than $1.2 billion but not exceeding $2.0 billion, plus 0.465% on net assets in excess of $2.0 billion;

GROWTH-INCOME FUND: 0.50% of the first $600 million of net assets, plus 0.45% on net assets greater than $600 million but not exceeding $1.5 billion, plus 0.40% on net assets greater than $1.5 billion but not exceeding $2.5 billion, plus 0.32% on net assets greater than $2.5 billion but not exceeding $4.0 billion, plus 0.285% on net assets in excess of $4.0 billion;

ASSET ALLOCATION FUND: 0.50% of the first $600 million of net assets, plus 0.42% on net assets greater than $600 million but not exceeding $1.2 billion, plus 0.36% on net assets in excess of $1.2 billion;

BOND FUND: 0.6% of the first $30 million of net assets, plus 0.50% on net assets in excess of $30 million;
HIGH-YIELD BOND FUND: 0.60% of the first $30 million of net assets, plus 0.50% on net assets greater than $30 million but not exceeding $600 million, plus 0.46% on net assets in excess of $600 million;

U.S. GOVERNMENT/AAA-RATED SECURITIES FUND: 0.60% of the first $30 million of net assets, plus 0.50% on net assets greater than $30 million but not exceeding $600 million, plus 0.40% on net assets in excess of $600 million;

CASH MANAGEMENT FUND: 0.50% of the first $100 million of net assets, plus 0.42% on net assets greater than $100 million but not exceeding $400 million, plus 0.38% on net assets in excess of $400 million.

The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of qualified persons to perform the executive, and related administrative functions of the Series, provides necessary office space, office equipment and utilities, and general purpose accounting forms, supplies, and postage used at the office of the Series relating to the services furnished by the Investment Adviser. Subject to the expense agreement described below, the Series will pay all expenses not expressly assumed by the Investment Adviser, including, but not limited to, registration and filing fees with federal and state agencies; blue sky expenses (if any); expenses of shareholders' meetings; the expense of reports to existing shareholders; expenses of printing proxies and prospectuses; insurance premiums; legal and auditing fees; dividend disbursement expenses; the expense of the issuance, transfer, and redemption of its shares; custodian fees; printing and preparation of registration statements; taxes; compensation, fees and expenses paid to Trustees unaffiliated with the Investment Adviser; association dues; and costs of stationary and forms prepared exclusively for the Series.

The Agreement provides for an advisory fee reduction to the extent that each fund's annual ordinary net operating expenses, except the International Fund's, exceed 1 1/2% of the first $30 million of the average month-end total net assets of the fund and 1% of the average month-end total net assets in excess thereof. For the International Fund, the advisory fee will be reduced to the extent that its annual ordinary net operating expenses exceed 1 1/2% of its average month-end total net assets. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

During the fiscal years ended November 30, 1997, 1996 and 1995, the Investment Adviser's total fees, respectively, amounted to the following: Growth Fund $17,154,000, $14,284,000 and $11,222,000; International Fund $15,477,000,
$12,370,000 and $9,882,000; Growth-Income Fund $21,263,000, $17,451,000 and
$13,593,000; Asset Allocation Fund $5,806,000, $4,663,000 and $3,620,000;
High-Yield Bond Fund $3,624,000, $2,996,000 and $2,350,000; U. S.
Government/AAA-Rated Securities Fund $2,444,000, $2,661,000 and $2,550,000; and Cash Management Fund $1,113,000, $1,007,000 and $907,000. During the fiscal years ended November 30, 1997 and 1996, the Investment Adviser's total fees for the Bond Fund amounted to $557,000 and $204,000. During the fiscal period ended November 30, 1997, the Investment Adviser's total fee for the Global Growth Fund amounted to $310,000.

PLAN OF DISTRIBUTION The Series has adopted a Plan of Distribution (the "Plan") for its Class 2 shares, pursuant to rule 12b-1 under the 1940 Act. As required by rule 12b-1, the Plan has been approved by a majority of the entire Board of Trustees, and separately by a majority of the Trustees who are not "interested persons" of the Series and who have no direct or indirect financial interest in the operation of the Plan. The officers and Trustees who are "interested persons" of the Series may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the Series include improved shareholder services, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Trustees who are not "interested persons" of the Series is committed to the discretion of the Trustees who are not "interested persons" during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Trustees.

Under the Plan the Series will pay Lincoln National Life Insurance ("Lincoln National") Company 0.25% of each fund's average net assets annually (Class 2 shares only) to finance any distribution activity which is primarily intended to benefit the Class 2 shares of the Series, provided that the Board of Trustees of the Series has approved the categories of expenses for which payment is being made. During the fiscal period ended November 30, 1997, the Series paid $274,000 to Lincoln National under the Plan.

                                PRICE OF SHARES

The price paid for shares, the net asset value price, is determined as of 4:00 p.m., Eastern time (the normal close of trading) every day the New York Stock Exchange is open. For example, if the Exchange closes at 1:00 p.m. on one day and at 4:00 p.m. on the next, the funds' share prices would be determined as of 4:00 p.m. on both days. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. Certain of the funds invest in securities listed on foreign exchanges which trade on Saturdays or other U.S. business holidays. Since the funds typically do not calculate their net asset values on Saturdays or other U.S. business holidays, the value of the funds' redeemable securities may be affected on days when shareholders do not have access to the funds. The net asset value per share is determined as follows:

 1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;

2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

Each fund of the Series intends to qualify to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify for the tax treatment afforded a regulated investment company under the Code, a fund must annually distribute at least 90% of its net investment income and certain short-term capital gains and meet certain diversification of assets and other requirements of the Code. If a fund qualifies for such tax treatment, it will not be subject to Federal income tax on the part of its ordinary income and its net realized capital gains which it distributes to shareholders. To meet the requirements of the Code, a fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or currencies;
(b) derive less than 30% of its gross income from the sale or other disposition of securities held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. Government securities and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which each fund controls and which are engaged in the same or similar trades or businesses. It is the Series' policy to distribute to the shareholders (the insurance company separate accounts) all of its net investment income and net realized capital gains during each fiscal year.

Under the Code, a fund's taxable income for each year will be computed without regard to any net foreign currency loss attributable to transactions after October 31, and any such net foreign currency loss will be treated as arising on the first day of the following taxable year.

The amount of any realized gain or loss by a fund on closing out a currency contract will generally result in a realized capital gain or loss for tax purposes. Under Code Section 1256, currency contracts held by each fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net realized gain or loss from any actual sales, will be treated as long-term capital gain or loss, and the remainder of gain or loss from deemed and actual sales will be treated as short-term capital gain or loss. Code Section 988 may also apply to currency contracts. Under Section 988, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. Each fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

Each fund, except for the Cash Management Fund, may be required to pay withholding and other taxes imposed by foreign countries which would reduce investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

In addition to the asset diversification and other requirements for qualification as a regulated investment company, the funds are subject to another set of asset diversification requirements applicable to insurance company separate accounts and their underlying funding vehicles. To satisfy these diversification requirements, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of a fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, and each agency or instrumentality of the U.S. government is treated as a separate issue of securities. The Series intends to comply with these regulations. If a fund should fail to comply with these regulations, Contracts invested in that fund will not be treated as annuity, endowment or life insurance contracts under the Code.

See the applicable Contract prospectus for information regarding the Federal income tax treatment of the Contracts and distributions to the separate accounts.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

Orders for the funds' portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through their correspondent clearing agents) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research, statistical, or other related services to the Investment Adviser or has sold shares of the funds or other funds served by the Investment Adviser. The funds do not consider that they have an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

There are occasions on which portfolio transactions for the Series may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Series, they are effected only when the Investment Adviser believes that to do so is in the interest of the Series. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The Series will not pay a mark-up for research in principal transactions.

Brokerage commissions paid on portfolio transactions for the fiscal years ended November 30, 1997, 1996 and 1995, respectively, amounted to the following:
Growth Fund $2,869,000, $2,358,000, and $1,928,000; International Fund
$5,252,000, $3,813,000, and $1,301,000; Growth-Income Fund $3,955,000,
$3,389,000, and $2,291,000; Asset Allocation Fund $581,000, $557,000, and
$700,000. Brokerage commissions paid on portfolio transactions for the Global Growth Fund for the period ended November 30, 1997 amounted to $194,000.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the Series, including proceeds from the sale of shares of the Series and of securities in the Series' portfolios, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as Custodian. Non-U.S. securities may be held by the Custodian in non-U.S. banks or securities depositories or foreign branches of U.S. banks.

INDEPENDENT ACCOUNTANTS -- Price Waterhouse LLP, 400 South Hope Street, Los Angeles, CA 90071, has served as the Series' independent accountants since March 18, 1991, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. Prior to March 18, 1991, KPMG Peat Marwick, 725 South Figueroa Street, Los Angeles, CA 90017, served as the Series' independent public accountants. The selection of the Series' independent accountant is reviewed and determined annually by the Board of Trustees.

REPORTS TO SHAREHOLDERS -- The Series' fiscal year ends November 30. Contract owners are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information. The financial statements included in the Annual Report are audited by the independent accounting firm of Price Waterhouse LLP.

PERSONAL INVESTING POLICY -- Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; a ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

SHAREHOLDER AND TRUSTEE RESPONSIBILITY -- Under the laws of certain states, including Massachusetts, where the Series was organized, and California, where the Series' principal office is located, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Series. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Series itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Series and provides that notice of the disclaimer may be given in each agreement, obligation, or instrument which is entered into or executed by the Series or Trustees. The Declaration of Trust provides for indemnification out of Series property of any shareholder personally liable for the obligations of the Series and also provides for the Series to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

 Under the Declaration of Trust, the Trustees or officers are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office. The Series will provide indemnification to its Trustees and officers as authorized by its By-Laws and by the 1940 Act and the rules and regulations thereunder.

REGISTRATION STATEMENT -- A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933 and the 1940 Act, with respect to the Series. The prospectus and this Statement of Additional Information do not contain all information set forth in the registration statement, its amendments and exhibits, to which reference is made for further information concerning the Series. Statements contained in the prospectus and this Statement of Additional Information as to the content of the Contracts issued through the separate accounts and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to the registration statements of the separate accounts and Contracts as filed with the Securities and Exchange Commission.

AUTHORIZED SHARES -- The Series was organized as a Massachusetts Business Trust which permits each fund of the Series to issue an unlimited number of shares of beneficial interest of a single class.

                                    APPENDIX

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

 Moody's Investors Service, Inc.'s top two rating designations for commercial paper are described as follows: issues rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation.
Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

 Standard & Poor's Corporation's top two rating categories for commercial paper are described as follows: A -- Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1 or 2 to indicate the relative degree of safety. A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation. A-2 -- Capacity for timely payments on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

AMERICAN VARIABLE INSURANCE SERIES GLOBAL GROWTH FUND
Investment Portfolio,  November 30, 1997
(Unaudited)
Where the Fund's Assets Are Invested
                                                             Percent of Percent of
                                                             Net Assets Net Assets
                                                             -----------------------
The Americas                                                      38.63%
Europe                                                            32.01%
Asia/Pacific                                                      13.81%
Other Countries                                                    3.10%
Cash & Equivalent                                                 12.45%
                                                                 100.00%

Largest Individual Equity Holdings

Zeneca Group                                                      4.73%
Telefonica de Espana                                            3.28
Telecom Argentina STET-France Telecom                           3.11
ForeningsSparbanken                                             2.96
Rentokil Group                                                  2.29
Bank of Nova Scotia                                             2.23
Time Warner                                                     2.23
Schlumberger                                                    2.22
Suzuki Motor                                                    2.14
Reuters Holdings                                                2.02


                                                                            Market    Percent
                                                              Number of      Value     of Net
Stocks (common and preferred)                                    Shares      (000)     Assets
------------------------------------------------------       ----------- ---------     ------
TELECOMMUNICATIONS - 13.75%
Telefonica de Espana, SA (American Depositary
 Receipts) (Spain)                                                 47900 $   4,143
Telefonica de Espana, SA                                             500         14     3.28%
Telecom Argentina STET-France Telecom SA, Class B
 (American Depositary Receipts) (Argentina)                       128500       3943       3.11
Telecom Italia SpA, nonconvertible shares (Italy) (formerly
 STET - Societa Finanziaria Telefonica p.a.)                      445000       1748       1.38
AirTouch Communications (USA) (1)                                  36500       1433       1.13
Mannesmann AG (Germany)                                             2850       1325       1.05
Orange PLC (United Kingdom) (1)                                   262000       1103        .87
Cable and Wireless PLC (United Kingdom)                           211100        937        .74
France Telecom (France)                                            19400        712        .56
TELECEL - Comunicacoes Pessoais, SA (Portugal)                      6700        612        .48
Telefonos de Mexico, SA de CV, Class L (American Depositary
 Receipts) (Mexico)                                                10800        535        .42
Millicom International Cellular SA (Luxembourg) (1)                14000        522        .41
Compania de Telecomunicaciones de Chile SA (American
  Depositary Receipts) (Chile)                                     15000        406        .32
BUSINESS & PUBLIC SERVICES - 10.26%
Rentokil Group PLC (United Kingdom)                             690,800      2,909        2.29
Reuters Holdings PLC (United Kingdom)                           226,700      2,556        2.02
America Online, Inc. (USA) (1)                                   24,500      1,850        1.46
Brambles Industries Ltd. (Australia)                             90,200      1,719        1.36
Cie. Generale des Eaux (France)                                  11,800      1,558        1.23
USA Waste Services, Inc. (USA) (1)                               42,000      1,389        1.10
Columbia/HCA Healthcare Corp. (USA)                              19,000        561         .44
CUC International Inc. (USA) (1)                                 16,000        460         .36
HEALTH & PERSONAL CARE - 10.03%
Zeneca Group PLC (United Kingdom)                                 184960       5901
Zeneca Group PLC (American Depositary Receipts)                     1000         96       4.73
Avon Products, Inc. (USA)                                          42900       2480       1.96
Pfizer Inc (USA)                                                   27650       2012       1.59
Glaxo Wellcome PLC (United Kingdom)                                52900       1161        .91
Omnicare, Inc. (USA)                                               37000       1068        .84
ELECTRONIC COMPONENTS - 7.44%
Rohm Co., Ltd. (Japan)                                             21000       2071       1.63
Murata Manufacturing Co., Ltd. (Japan)                             68000       2038       1.61
Texas Instruments Inc. (USA)                                       34000       1675       1.32
Micron Technology, Inc. (USA) (1)                                  57500       1430       1.13
Altera Corp. (USA) (1)                                             19000        889        .70
Advanced Micro Devices, Inc. (USA)(1)                            40,000        873         .69
Kyocera Corp. (Japan)                                               9500        458        .36
BANKING - 6.17%
ForeningsSparbanken AB (Sweden) (formerly Sparbanken
  Sverige AB)                                                     147200     3,745        2.96
Bank of Nova Scotia (Canada)                                       64500     2,827        2.23
Washington Mutual, Inc. (USA)                                      18000     1,244         .98
BROADCASTING & PUBLISHING - 5.75%
Time Warner Inc. (USA)                                           48,500      2,825        2.23
ProSieben Media AG non-voting, preferred shares (Germany) (1)    36,000      1,725        1.36
Viacom Inc., Class B, non-voting shares (USA)(1)                 33,000      1,155         .91
TV Azteca, SA de CV (American Depositary Receipts) (Mexico) (    47,600        985         .78
SOFTBANK CORP. (Japan)                                             17600        317        .25
Nasionale Pers Beperk (South Africa)                             34,800        287         .22
LEISURE & TOURISM - 5.17%
HFS Inc. (USA)(1)                                                  25000       1716       1.35
Village Roadshow Ltd., Class A, preferred
 shares (Australia)                                               866000       1680       1.33
Host Marriott Corp. (USA)(1)                                       65000       1353       1.07
Walt Disney Co. (USA)                                              10225        971        .77
Carnival Corp., Class A (USA)                                      15350        830        .65
AUTOMOBILES - 4.48%
Suzuki Motor Corp. (Japan)                                        249000       2709       2.14
Bayerische Motoren Werke AG (Germany)                               2200       1641       1.29
Chrysler Corp. (USA)                                               38800       1331       1.05
ENERGY SOURCES - 3.87%
Fletcher Challenge Energy (New Zealand)                         467,088      1,899        1.50
Woodside Petroleum Ltd. (Australia)                             142,000      1,015         .80
Oryx Energy Co. (USA) (1)                                        29,000        783         .62
Oil Co. LUKoil (American Depositary Receipts) (Russia)            9,200        706         .55
TOTAL, Class B (American Depositary Receipts) (France)            9,600        505         .40
MERCHANDISING - 3.34%
Consolidated Stores Corp. (USA)(1)                               40,000      1,945        1.53
Viking Office Products, Inc. (USA) (1)                           55,000      1,275        1.01
Cifra, SA de CV, Class B (American Depositary
 Receipts) (Mexico)                                               485000       1009        .80
DATA PROCESSING & REPRODUCTION - 2.73%
Netscape Communications Corp. (USA)(1)                             48300       1376       1.08
Oracle Corp. (USA)(1)                                              34600       1153        .91
Dassault Systemes SA (France)                                      29600        787        .62
Ascend Communications, Inc. (USA) (1)                               6000        150        .12
ENERGY EQUIPMENT - 2.22%
Schlumberger Ltd. (Netherlands Antilles)                         34,200      2,815        2.22
METALS:  NONFERROUS - 2.03%
Aluminum Co. of America (USA)                                      11000        740        .58
Freeport-McMoRan Copper & Gold Inc. (USA)                          35000        733        .58
Rio Tinto PLC (United Kingdom) (formerly RTZ Corp.)                46400        560        .45
Inco Ltd. (Canada)                                                 28000        534        .42
APPLIANCES & HOUSEHOLD DURABLES - 1.72%
Sony Corp. (Japan)                                               25,600      2,184        1.72
MULTI-INDUSTRY - 1.58%
Orkla AS, Class A (Norway)                                       13,300      1,146         .91
Incentive AB, Class A (Sweden)                                    9,600        851         .67
ELECTRICAL & ELECTRONICS - 1.51%
Northern Telecom Ltd. (Canada)                                     11200       1006        .79
Thomson-CSF (France)                                               31300        905        .72
BEVERAGES & TOBACCO - 0.78%
Fomento Economico Mexicano, SA de CV, Class B (Mexico)             75000        618        .49
Coca-Cola Amatil Ltd. (Australia)                                  50310        373        .29
MACHINERY & ENGINEERING - 0.78%
Kaerner AS (Norway)                                              20,000        987         .78
CHEMICALS - 0.69%
BOC Group PLC (United Kingdom)                                   55,000        877         .69
AEROSPACE & MILITARY - 0.67%
General Motors Corp., Class H (USA)                              12,700        851         .67
FINANCIAL SERVICES - 0.66%
Credicorp Ltd. (Peru)                                            46,000        840         .66
FOOD & HOUSEHOLD PRODUCTS - 0.66%
Raisio Group (Finland)                                            7,300        839         .66
TEXTILES & APPAREL - 0.43%
Nine West Group Inc. (USA) (1)                                   20,000        544         .43
MISCELLANEOUS
Other stocks in initial period of acquisition                                  1046        .83
                                                                        ----------------------
TOTAL STOCKS (cost: $112,505,000)                                            110980      87.55
                                                                        ----------------------


                                                              Principal     Market    Percent
                                                                 Amount      Value     of Net
Short-Term Securities                                             (000)      (000)     Assets
-----------------------------------------------------------------------------------   -------
CORPORATE SHORT-TERM NOTES - 9.64%
Bell Atlantic Financial Services, Inc. 5.70% due 1/14/98         $2,500      2,482        1.96
General Mills, Inc. 5.62% due 1/9/98                              2,400      2,385        1.88
Sara Lee Corp. 5.53% due 12/4/97                                  2,300      2,299        1.81
American Express Credit Corp. 5.54% due 12/22/97                  1,300      1,296        1.02
Beneficial Corp. 5.70% due 1/12/98                                1,300      1,291        1.02
Lucent Technologies Inc. 5.49% due 12/18/97                       1,100      1,097         .87
Monsanto Co. 5.48% due 12/4/97 (2)                                   800        799        .63
Associates Corp. of North America 5.75% due 12/1/97                 569        569         .45

FEDERAL AGENCY DISCOUNT NOTES - 2.52%
Freddie Mac 5.43%-5.47% due 12/11-12/15/97                        3,200      3,194        2.52
                                                                        ---------------------
TOTAL SHORT-TERM SECURITIES (cost: $15,412,000)                             15,412       12.16
                                                                        ---------------------
TOTAL INVESTMENT SECURITIES (cost: $127,917,000)                           126,392       99.71

Excess of cash and receivables over payables                                   370         .29
                                                                        ------------------------
NET ASSETS                                                                $126,762    100.00%
                                                                          ========   ========

1 Non-income-producing securities.
2 Purchased in a private placement transaction;
resale to the public may require registration or sale only to qualified institutional buyers.

See Notes to Financial Statements


Stocks appearing in the portfolio since May 31, 1997
AirTouch Communications
Altera
BOC Group
Cable and Wireless
Credicorp
CUC International
Dassault Systemes
Fletcher Challenge Energy
Fomento Economico Mexicano
France Telecom
Freeport-McMoRan Copper & Gold
General Motors
Glaxo Wellcome
Incentive
Kvaerner
Kyocera
Mannesmann
Micron Technology
Millicom International Cellular
Nine West Group
Oil Co. LUKoil
Orange
Orkla
Oryx Energy
ProSieben Media
Raisio Group
Sony
TELECEL - Comunicacoes Pessoais
Telecomunicaciones de Chile
Telefonos de Mexico
Texas Instruments
Thomson-CSF
Time Warner
TOTAL
TV Azteca
Viking Office Products
Washington Mutual





Stocks eliminated from the portfolio since May 31, 1997
HSBC Holdings
Sybase
U S WEST Media
Waste Management


GROWTH FUND
Investment Portfolio  November 30, 1997
------------------------------------------------------

STOCKS                                       89.86%

CASH &
EQUIVALENTS                           10.14%
------------------------------------------------------

                                                        Percent
                                                         Of Net
Largest Individual Stocks                                Assets
------------------------------------------------------        -

America Online                                             5.60%
Time Warner                                                 4.05
Walt Disney                                                 2.80
Viacom                                                      2.51
Tele-Communications, Liberty Media Group                    2.22
Tele-Communications, TCI Group                              2.10
Texas Instruments                                           1.97
King World Productions                                      1.72
Oracle                                                      1.70
Guidant                                                     1.62

                                                                     Market Percent
                                                      Number of       Value of Net
Stocks (common and preferred)                            Shares       (000) Assets
--------------------------------------------                  -           -      -
Broadcasting & Publishing- 17.91%
Time Warner Inc.                                       3,302,575   $192,375   4.05%
Viacom Inc., Class B (1)                               3,400,000    119,000    2.51
Tele-Communications, Inc., Series A, Liberty Media Gro 3,120,137    105,305    2.22
Tele-Communications, Inc., Series A, TCI Group (1)     4,350,000     99,642    2.10
HSN, Inc. (1)                                          1,485,000     66,268    1.40
News Corp. Ltd., preferred shares (American
 Depositary Receipts) (Australia)                      1,867,500     36,883
News Corp. Ltd. (American Depositary Receipts)         1,270,000     27,543    1.36
Comcast Corp., Class A, special stock                  2,000,000     56,000    1.18
Cox Communications, Inc., Class A (1)                  1,400,000     47,513    1.00
BHC Communications, Inc., Class A (1)                    286,189     35,917     .76
Jones Intercable, Inc., Class A (1)                    1,525,000     21,350     .45
Cablevision Systems Corp., Class A (1)                   240,000     19,665     .41
United International Holdings, Inc., Class A (1)       1,180,000     12,390     .26
Adelphia Communications Corp., Class A (1)               393,400      5,704     .12
Jacor Communications, Inc. (1)                           100,000      4,375     .09

Business & Public Services- 11.60%
America Online, Inc. (1)                               3,520,000    265,760    5.60
Columbia/HCA Healthcare Corp.                          1,597,500     47,126     .99
Federal Express Corp. (1)                                550,000     36,884     .78
CUC International Inc. (1)                             1,061,250     30,511     .64
Electronic Data Systems Corp.                            741,700     28,185     .59
USA Waste Services, Inc. (1)                             750,000     24,797     .52
Manpower Inc.                                            700,200     23,544     .50
Waste Management, Inc.                                   700,628     17,253     .36
Ecolab Inc.                                              300,000     15,300     .32
Shared Medical Systems Corp.                             235,000     15,040     .32
Universal Health Services, Inc., Class B (1)             300,000     13,106     .28
Avery Dennison Corp.                                     220,000      9,213     .19
APAC Teleservices, Inc. (1)                              638,500      8,939     .19
Ceridian Corp. (1)                                       150,000      6,581     .14
Paychex, Inc.                                            147,600      6,052     .13
Quorum Health Group, Inc. (1)                             73,950      1,775     .04
PacifiCare Health Systems, Inc., Class A (1)               6,323        326     .01

Electronic Components- 10.95%
Texas Instruments Inc.                                 1,900,000     93,575    1.97
Intel Corp.                                              800,800     62,162    1.31
Adaptec, Inc. (1)                                      1,236,000     61,182    1.29
SCI Systems, Inc. (1)                                  1,000,526     45,837     .97
Analog Devices, Inc. (1)                               1,366,666     42,879     .90
LSI Logic Corp. (1)                                    1,750,000     40,687     .86
ADC Telecommunications, Inc. (1)                         605,900     22,532     .47
National Semiconductor Corp. (1)                         665,000     22,028     .46
Newbridge Networks Corp. (Canada) (1)                    460,000     19,377     .41
Microchip Technology Inc. (1)                            500,000     17,500     .37
Quantum Corp. (1)                                        500,000     13,313     .28
Flextronics International Ltd. (Incorporated in Singap   300,000     12,000     .25
Bay Networks, Inc. (1)                                   350,000     10,522     .22
Xilinx, Inc. (1)                                         300,000     10,369     .22
Advanced Micro Devices, Inc. (1)                         475,000     10,361     .22
Altera Corp. (1)                                         200,000      9,362     .20
Rogers Corp. (1)                                         190,800      7,787     .16
Park Electrochemical Corp.                               250,000      6,563     .14
Seagate Technology (1)                                   200,000      4,537     .10
Actel Corp. (1)                                          300,000      4,425     .09
Motorola, Inc.                                            42,000      2,641     .06

Data Processing & Reproduction- 9.87%
Oracle Corp. (1)                                       2,425,000     80,783    1.70
Netscape Communications Corp. (1)                      2,082,900     59,363    1.25
Digital Equipment Corp. (1)                            1,000,000     49,250    1.04
Solectron Corp. (1)                                    1,271,000     46,312     .98
Intuit Inc. (1)                                        1,193,300     36,023     .76
Computer Associates International, Inc.                  630,000     32,799     .69
Silicon Graphics, Inc. (1)                             2,420,000     31,762     .67
Sequent Computer Systems, Inc. (1)                     1,200,000     27,900     .59
3Com Corp. (1)                                           730,000     26,462     .56
Lexmark International Group, Inc., Class A  (1)          750,000     23,906     .50
Autodesk, Inc.                                           400,000     15,375     .32
Sybase, Inc. (1)                                         860,700     12,050     .25
Structural Dynamics Research Corp. (1)                   475,000      7,927     .17
Mentor Graphics Corp. (1)                                800,000      7,600     .16
Ascend Communications, Inc. (1)                          300,000      7,481     .16
Data General Corp. (1)                                   100,000      1,794     .04
Danka Business Systems PLC (American Depositary Receipts)
 (United Kingdom)                                         45,000      1,654     .03


Leisure & Tourism- 9.12%
Walt Disney Co.                                        1,400,000    132,912    2.80
King World Productions, Inc. (1)                       1,500,000     81,563    1.72
HFS Inc. (1)                                             900,000     61,762    1.30
Host Marriott Corp. (1)                                1,800,000     37,463     .79
Carnival Corp., Class A                                  650,000     35,141     .74
Mirage Resorts, Inc. (1)                               1,100,000     26,125     .55
MGM Grand, Inc. (1)                                      650,000     25,431     .54
Marriott International, Inc.                             250,000     18,109     .38
Harrah's Entertainment, Inc. (1)                         700,000     14,044     .30

Health & Personal Care- 4.45%
Guidant Corp.                                          1,200,000     77,100    1.62
Omnicare, Inc.                                         1,000,000     28,875     .61
Medtronic, Inc.                                          377,600     18,030     .38
Forest Laboratories, Inc. (1)                            380,000     17,005     .36
Dura Pharmaceuticals, Inc. (1)                           300,000     13,162     .28
Sepracor Inc. (1)                                        300,000     11,063     .23
BioChem Pharma Inc. (Canada) (1)                         400,000     10,200     .21
Gillette Co.                                              95,100      8,779     .18
United States Surgical Corp.                             233,200      6,151     .13
Johnson & Johnson                                         97,600      6,143     .13
Avon Products, Inc.                                      100,000      5,781     .12
SONUS Pharmaceuticals, Inc. (1) (2)                      106,910      4,116     .09
SEQUUS Pharmaceuticals, Inc. (1)                         400,000      3,100
SEQUUS Pharmaceuticals, Inc., warrants, expire 4/17/98    40,416         20     .07
Pharmacia & Upjohn, Inc.                                  36,250      1,223     .03
Alpha-Beta Technology, Inc. (1)                          200,000        588     .01

Merchandising- 3.43%
Consolidated Stores Corp. (1)                          1,465,625     71,266    1.50
Payless ShoeSource, Inc. (1)                             295,000     18,732     .40
Barnes & Noble, Inc. (1)                                 550,000     17,016     .36
Woolworth Corp. (1)                                      775,000     16,759     .35
Limited Inc.                                             575,000     13,836     .29
Lowe's Companies, Inc.                                   200,000      9,187     .19
Circuit City Stores, Inc. - Circuit City Group           200,000      6,563     .14
Boise Cascade Office Products Corp. (1)                  300,000      5,438     .12
Spiegel, Inc., Class A (1)                               726,600      3,905     .08

Banking- 2.25%
Washington Mutual, Inc.                                  440,000     30,415     .64
BankBoston Corp.                                         290,840     25,921     .55
Norwest Corp.                                            500,000     18,719     .39
Charter One Financial, Inc.                              275,625     16,331     .34
Northern Trust Corp.                                     250,000     15,562     .33

Energy Sources- 2.10%
Union Texas Petroleum Holdings, Inc.                   1,500,000     32,719     .69
Oryx Energy Co. (1)                                      800,000     21,600     .45
Murphy Oil Corp.                                         350,000     19,250     .41
Enterprise Oil PLC (United Kingdom)                    1,500,000     14,786     .31
Pogo Producing Co.                                       274,300      8,606     .18
Talisman Energy Inc. (Canada)  (1)                       100,000      2,953     .06

Telecommunications- 2.06%
Tele-Communications Inc., Series A, TCI Ventures Group 1,875,000     42,422     .89
AirTouch Communications Inc. (1)                       1,000,000     39,250     .83
LCI International, Inc. (1)                              400,000     11,025     .23
MCI Communications Corp.                                 120,000      5,272     .11

Transportation: Airlines- 2.03%
Southwest Airlines Co.                                 2,625,450     64,159    1.35
AMR Corp. (1)                                            195,000     23,632     .50
Delta Air Lines, Inc.                                     75,000      8,358     .18

Insurance- 1.67%
EXEL Ltd. (Incorporated in Bermuda)                      510,000     31,365     .66
Transatlantic Holdings, Inc.                             405,000     28,932     .61
Aetna Inc.                                               150,000     11,306     .24
Everest Reinsurance Holdings, Inc.                       200,000      7,588     .16

Electrical & Electronics- 1.33%
Telefonaktiebolaget LM Ericsson, Class B
 (American Depositary Receipts) (Sweden)               1,040,000     42,055     .88
Nokia Corp., Class A (American Depositary Receipts) (F   210,000     17,456     .37
NextLevel Systems, Inc. (1) (formerly of General Instr   286,700      3,799     .08

Chemicals- 1.27%
Valspar Corp.                                            990,400     30,083     .63
Mycogen Corp. (1)                                        800,000     15,600     .33
Air Products and Chemicals, Inc.                         125,000      9,586     .20
Engelhard Corp.                                          284,400      5,066     .11

Recreation & Other Consumer Products- 1.26%
Mattel, Inc.                                           1,250,000     50,078    1.05
Midway Games Inc. (1)                                    368,500      7,416     .16
Electronic Arts (1)                                       69,000      2,312     .05

Energy Equipment- 1.08%
Reading & Bates Corp. (1)                                800,000     30,700     .65
Schlumberger Ltd. (Netherlands Antilles)                 250,000     20,578     .43

Financial Services- 0.98%
Fannie Mae (formerly Federal National Mortgage Assn.)    600,000     31,687     .67
Capital One Financial Corp.                              200,000      9,063     .19
Freddie Mac (formerly Federal Home Loan Mortgage Corp.   137,000      5,651     .12

Textiles & Apparel- 0.79%
Nine West Group Inc. (1)                                 905,000     24,605     .52
NIKE, Inc., Class B                                      175,000      8,520     .18
Liz Claiborne Inc.                                        86,000      4,321     .09

Beverages & Tobacco - 0.48%
Philip Morris Companies Inc.                             355,000     15,443     .32
PepsiCo, Inc.                                            200,000      7,375     .16

Aerospace & Military-  0.22%
Gulfstream Aerospace Corp. (1)                           350,000     10,281     .22

Machinery & Engineering- 0.16%
Thermo Electron Corp. (1)                                 200000      7,363     .16

Utilities: Electric & Gas- 0.10%
K N Energy, Inc.                                          100000      4,675     .10

Construction & Housing- 0.09%
Stone & Webster, Inc.                                     90,000      4,219     .09

Electronic Instruments- 0.05%
ANTEC Corp. (1)                                           150000      2,288     .05

Real Estate- 0.05%
Security Capital Group Inc., Class B (1)                   70100      2,252     .05

Miscellaneous
Other stocks in initial period of acquisition                       216,451    4.56
                                                                          -      -
TOTAL STOCKS (cost: $2,936,133,000)                               4,264,084   89.86
                                                                          -      -

                                                      Principal
                                                         Amount
Short-Term Securities                                     (000)
------------------------------------------------------        -           -      -
Corporate Short-Term Notes- 6.52%
J.C. Penney Funding Corp. 5.50%-5.60% due 12/12/97-2/3  $65,000      64,531    1.36
Warner-Lambert Co. 5.50%-5.51% due 12/16/97-2/11/98 (2   61,600      61,116    1.29
E.I. du Pont de Nemours and Co. 5.53%-5.59% due 1/14-1   58,400      57,989    1.22
Procter & Gamble Co. 5.48%-5.57% due 1/6-2/12/98         37,600      37,281     .79
H.J. Heinz Co. 5.55% due 1/8/98                          17,400      17,295     .36
Wal-Mart Stores, Inc. 5.49% due 12/1/97                  15,800      15,798     .33
National Rural Utilities Cooperative Finance Corp.
 5.49%-5.66% due 2/19-3/2/98                             14,000      13,813     .29
Monsanto Co. 5.48% 12/8/97                               13,700      13,683     .29
Lucent Technologies Inc. 5.50% due 1/5/98                13,000      12,928     .27
General Electric Capital Corp. 5.71% due 2/24/98          9,500       9,367     .20
International Lease Finance Corp. 5.67% due 1/21/98       6,000       5,951     .12

Federal Agency Discount Notes- 3.02%
Fannie Mae 5.44%-5.475% due 1/20-2/5/98                  74,100      73,442    1.55
Student Loan Marketing Assn. (formerly Student Loan Marketing Assn.)
 5.47% due 1/27/98                                       36,800      36,470     .77
Freddie Mac 5.39%-5.43% due 12/5-12/24/97                33,300      33,246     .70
                                                                          -      -
TOTAL SHORT-TERM SECURITIES (cost:  $452,972,000)                   452,910    9.54
                                                                          -      -
TOTAL INVESTMENT SECURITIES (cost:  $3,389,105,000)               4,716,994   99.40

Excess of cash and receivables over payables                         28,389     .60
                                                                          -      -
NET ASSETS                                                       $4,745,383 100.00%
                                                                          =      =


(1) Non-income-producing securities.
(2) Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers.
See Notes to Financial Statements

------------------------------------------------------
Stocks appearing in the portfolio
 since May 31, 1997
------------------------------------------------------

Aetna
Altera
Avon
BioChem Pharma
Capital One Financial
Cox Communications
Dura Pharmaceuticals
Jacor Communications
K N Energy
Lowe's Companies
Nine West Group
Oryx Energy
Pogo Producing
Quantum
Quorum Health Group
Security Capital Group
Sepracor
Talisman Energy
Thermo Electron
Universal Health Services
Washington Mutual
Woolworth


------------------------------------------------------
Stocks eliminated from the portfolio
 since May 31, 1997
------------------------------------------------------

AccuStaff
Air & Water Technologies
Amway Asia Pacific
Cardinal Health
Commerce Bancshares
CompuServe
Gaylord Entertainment
Kimberly-Clark
Nellcor Puritan Bennett
Oxford Health Plans
Pioneer Hi-Bred International
Republic Industries
Tandem Computers
Trump Hotels & Casino Resorts
U S WEST Media Group
United HealthCare

AMERICAN VARIABLE INSURANCE SERIES INTERNATIONAL FUND
Investment Portfolio,  November 30, 1997

Where the Fund's Assets Are Invested
                                                                      Percent of     Percent of
                                                                      Net Assets     Net Assets
                                                                 -----------------------------------
EUROPE                                                                     48.51%
     United Kingdom                                                                        13.0%
     Germany                                                                                4.5
     Sweden                                                                                 4.5
     Italy                                                                                  3.8
     France                                                                                 3.6
     Spain                                                                                  3.6
     Switzerland                                                                            3.6
     Netherlands                                                                            2.5
     Norway                                                                                 2.0
     Finland                                                                                1.6
     Luxembourg                                                                             1.2
     Other Europe                                                                           1.2
ASIA/PACIFIC                                                               25.87%
     Japan                                                                                 13.8
     Hong Kong                                                                              6.0
     Australia                                                                              5.5
     South Korea                                                                            1.9
     Other Asia/Pacific                                                                     3.1
THE AMERICAS                                                               14.51%
     Canada                                                                                 5.6
     Brazil                                                                                 4.3
     Mexico                                                                                 3.2
     Other Americas                                                                         0.8
OTHER COUNTRIES                                                             2.28%

CASH AND EQUIVALENTS                                                        8.83%
TOTAL                                                                      100.0%

Largest Individual Equities

Telefonica de Espana                                                        3.32%
Novartis                                                                     2.24
Orkla                                                                        1.80
Telefonos de Mexico                                                          1.64
France Telecom                                                               1.57
Centrais Eletricas Brasileiras - ELETROBRAS                                  1.48
Bank of Nova Scotia                                                          1.44
TELECEL - Comunicacoes Pessoais                                              1.40
Forenings Sparbanken                                                         1.39
Bayerische Motoren Werke                                                     1.35


                                                                                         Market    Percent
                                                                       Number of          Value     of Net
Stocks (common and preferred)                                             Shares          (000)     Assets
--------------------------------------------------------------------------------  ------------- ----------
TELECOMMUNICATIONS - 15.38%
Telefonica de Espana, SA (Spain)                                          2590000       $74,645
Telefonica de Espana, SA (American Depositary Receipts)                    158000          13667      3.32%
Telefonos de Mexico, SA de CV, Class L
 (American Depositary Receipts) (Mexico)                                   882000          43659       1.64
France Telecom (France)                                                   1139200          41818       1.57
TELECEL - Comunicacoes Pessoais, SA (Portugal)                             406000          37134       1.40
Hong Kong Telecommunications Ltd. (Hong Kong)                            14706553          27968       1.05
Telecom Italia Mobile SpA (Italy)                                         6023000          24298
Telecom Italia Mobile SpA, savings shares                                 1588800           3472       1.04
Mannesmann AG (Germany)                                                     45000          20928        .79
Koninklijke PTT Nederland NV (Netherlands)                                 490000          19659        .74
Orange PLC (United Kingdom) (1)                                           4240000          17856        .67
Telefonica de Argentina SA, Class B (American Depositary
 Receipts) (Argentina)                                                     417000          13787        .52
Telecomunicacoes Brasileiras SA, preferred nominative
 (American Depositary Receipts) (Brazil)                                   116000          12107        .46
Telecom Italia SpA, nonconvertible savings shares (Italy) (formerly
 STET - Societa Finanziaria Telefonica p.a.)                              3060465          12019        .45
TELUS Corp. (Canada)                                                       518600          11164        .42
Philippine Long Distance Telephone Co., convertible preferred
 (Global Depositary Receipts) (Philippines)                                 80000           3890
Philippine Long Distance Telephone Co. (American Depositary Recei          154000           3812
Philippine Long Distance Telephone Co., ordinary shares                    135000           3273        .41
Perusahaan Perseroan (Persero) PT Indonesian Satellite Corp. (Ind         2108000           4792
Perusahaan Perseroan (Persero) PT Indonesian Satellite Corp.                                            .32
 (American Depositary Receipts)                                            164200           3674
Cable and Wireless PLC (United Kingdom)                                   1900000           8434        .32
Deutsche Telekom AG (Germany)                                              195100           3951        .15
SK Telecom Co., Ltd. (South Korea)                                           4871           1553        .06
Videsh Sanchar Nigam Ltd. (Global Depositary Receipts) (India) (2          108600           1439        .05
BANKING - 7.47%
Bank of Nova Scotia (Canada)                                               874200        38,313        1.44
ForeningsSparbanken AB (Sweden)                                           1454500        37,004        1.39
Safra Republic Holdings SA (Luxembourg)                                    253000        25,553         .96
Bank of Scotland (United Kingdom)                                         3005200        25,515         .96
Australia and New Zealand Banking Group Ltd. (Australia)                  2957627        20,210         .76
Lloyds TSB Group PLC (United Kingdom)                                     1140000        12,988         .49
Westpac Banking Corp. (Australia)                                         1900000        11,884         .45
Banco de Santander, SA (Spain)                                             300000         9,068         .34
Sakura Bank, Ltd. (Japan)                                                 1720000         6,004         .23
Toronto-Dominion Bank (Canada)                                             130000         4,606         .17
Grupo Financiero Banamex Accival, SA de CV, Class B (Mexico)(1)           1130397         2,478
Grupo Financiero Banamex Accival, SA de CV, Class L(1)                      92128           191         .10
Fuji Bank, Ltd. (Japan)                                                    470000         2,520         .09
Hanil Bank (South Korea)                                                   804980         1,962         .07
Fuji International Finance (Bermuda) Trust,
 convertible preference share units (Japan)                                    40           453         .02
BROADCASTING & PUBLISHING - 6.95%
CANAL+ (France)                                                            124418          21635        .81
FLEXTECH PLC (United Kingdom) (1)                                      2,250,000         21,315         .80
ProSieben Media AG (Germany) (1)                                         400,000         19,170         .72
News Corp. Ltd. (American Depositary Receipts) (Australia)                 362000           7851
News Corp. Ltd., preferred shares (American Depositary Receipts)           181000           3575        .57
News Corp. Ltd., preferred shares (United Kingdom)                         790115           3830
Pathe (France)                                                            73,000         14,066         .53
Seven Network Ltd. (Australia)                                            3600000          13108        .49
Metropole Television (France)                                            106,000         10,338         .39
Mediaset SpA (Italy)                                                   1,967,000          9,720         .37
Grupo Televisa, SA (American Depositary Receipts) (Mexico) (1)             261000           9657        .36
TV Azteca, SA de CV (American Depositary Receipts) (Mexico) (1)          438,100          9,063         .34
Independent Newspapers, PLC (Ireland)                                  1,221,420          7,153         .27
Nippon Television Network Corp. (Japan)                                     21000           6772        .25
Television Broadcasts Ltd. (Hong Kong)                                    2259300           5553        .21
Springer Axel (Germany)                                                    6,329          4,948         .19
Carlton Communications PLC (United Kingdom)                              540,000          4,133         .16
Multicanal Participacoes SA (American Depositary Receipts) (Brazi        791,000          3,757         .14
SOFTBANK CORP. (Japan)                                                     206800           3723        .14
Publishing & Broadcasting Ltd. (Australia)                               500,000          2,824         .11
Modern Times Group MTG AB, Class B (American Depositary Receipts)
 (Sweden) (1)                                                             61,000          2,135
Modern Times Group MTG AB, Class A (1)                                   101,600            638         .10
MULTI-INDUSTRY - 5.66%
Orkla AS, Class A (Norway)                                                 555000          47836       1.80
Hutchison Whampoa Ltd. (Hong Kong)                                     5,200,000         34,645        1.30
Siebe PLC (United Kingdom)                                               920,000         16,724         .63
Imasco Ltd. (Canada)                                                     450,000         16,087         .60
Incentive AB, Class A (Sweden)                                             106100           9410        .35
Lend Lease Corp. Ltd. (Australia)                                          452616           9211        .35
Suez Lyonnaise des Eaux (France)                                            83038           8928        .34
Benpres Holdings Corp. (Global Depositary Receipts) (Philippines)      1,876,000          5,534         .21
Swire Pacific Ltd., Class A (Hong Kong)                                  450,000          2,253         .08
HEALTH & PERSONAL CARE - 4.97%
Novartis AG (Switzerland)                                                 37,324         59,612        2.24
Sankyo Co., Ltd. (Japan)                                                 912,000         29,051        1.09
AB Astra, Class A (Sweden)                                             1,613,333         27,990        1.05
Zeneca Group PLC (United Kingdom)                                        320,000         10,208         .38
Elan Corp., PLC (American Depositary Receipts) (Ireland) (1)              60,400          3,186         .12
SmithKline Beecham PLC (American Depositary Receipts) (United Kin         50,000          2,481         .09
ELECTRICAL & ELECTRONICS - 4.13%
Telefonaktiebolaget LM Ericsson, Class B (Sweden)                          804600          32814
Telefonaktiebolaget LM Ericsson, Class B, 4.25% convertible prefe         14,500             83        1.24
Nokia Corp., Class A (Finland)                                             180000          14485
Nokia Corp., Class K                                                       150000          12043       1.00
Northern Telecom Ltd. (Canada)                                             230000          20657        .78
Thomson-CSF (France)                                                       560000          16195        .61
Premier Farnell PLC (United Kingdom)                                      1000000           6811        .26
ABB AB, Class A (Sweden) (formerly ASEA AB)                                500000           6376        .24
AUTOMOBILES - 3.96%
Bayerische Motoren Werke AG (Germany)                                       48000          35810       1.35
Honda Motor Co., Ltd. (Japan)                                            806,000         29,144        1.10
Volkswagen AG (Germany)                                                   33,900         19,204         .72
Suzuki Motor Corp. (Japan)                                                1700000          18494        .70
Hyundai Motor Co., preferred shares (Global Depositary Receipts)
(South Korea)                                                            705,000          2,379         .09
BUSINESS & PUBLIC SERVICES - 3.64%
Rentokil Group PLC (United Kingdom)                                    8,080,000         34,027        1.28
Brambles Industries Ltd. (Australia)                                     920,182         17,540         .66
Reuters Holdings PLC (United Kingdom)                                    896,000         10,102         .38
Thames Water PLC (United Kingdom)                                        475,000          7,152         .27
Vedior NV (Netherlands)                                                  360,000          6,823         .26
Generale des Eaux (France)                                                42,500          5,613         .21
United Utilities PLC (United Kingdom)                                    400,000          5,138         .19
Zhejiang Expressway Co. Ltd. (China)                                  25,000,000          4,593         .17
Havas SA (France)                                                         67,335          4,395         .17
Severn Trent PLC (United Kingdom)                                         76,287          1,205         .05
MERCHANDISING - 3.36%
Kingfisher PLC (United Kingdom)                                        2,390,000         32,918        1.24
Cifra, SA de CV, Class C (Mexico)                                         6000000          11371
Cifra, SA de CV, Class B                                                  1500000           3216
Cifra, SA de CV, Class A                                                   917306           1788        .62
Tesco PLC (United Kingdom)                                             1,979,302         15,986         .60
Carrefour SA (France)                                                     29,000         15,512         .58
Coles Myer Ltd. (Australia)                                            1,000,227          4,901         .18
Amway Japan Ltd. (American Depositary Receipts) (Japan)                  300,000            2625
Amway Japan Ltd.                                                          65,000            1053        .14
UTILITIES:  ELECTRIC & GAS - 3.21%
Centrais Eletricas Brasileiras SA - ELETROBRAS Class B, preferred
 nominative (American Depositary Receipts) (Brazil)                    1,628,000         39,683        1.48
Hongkong Electric Holdings Ltd. (Hong Kong)                               5875000          19875        .75
Cia. Paranaense de Energia-Copel, Class B, preferred nominative
 (Brazil) (1)                                                           732873000          10904        .41
Cia. Paranaense de Energia-Copel, ordinary nominative (1)               492941000           5956        .22
Scottish Power PLC (United Kingdom)                                        661200           5357        .20
CESP - Cia. Energetica de Sao Paulo, preferred nominative
 (American Depositary Receipts) (Brazil) (1)                                94096           1811
CESP - Cia. Energetica de Sao Paulo, ordinary nominative (1)           8,869,000            475         .09
Cia. Energetica de Minas Gerais - CEMIG (Brazil)                         35692000           1480        .06
BEVERAGES & TOBACCO - 3.20%
Coca-Cola Amatil Ltd. (Australia)                                         2722747          20203        .76
Cia. Cervejaria Brahma, preferred nominative (Brazil)                 26,300,000         17,431         .66
Panamerican Beverages, Inc., Class A (Mexico)                              486000          16646        .63
South African Breweries Ltd. (South Africa)                              593,238         14,535         .55
Hellenic Bottling Co. SA (Greece)                                        555,220         13,071         .49
San Miguel Corp., Class B (Philippines)                                   2357000           2959        .11
FOOD & HOUSEHOLD PRODUCTS - 2.89%
Nestle SA (Switzerland)                                                     20936          30796       1.16
Reckitt & Colman PLC (United Kingdom)                                     1218375          17748        .67
Cadbury Schweppes PLC (United Kingdom)                                 1,500,000         15,571         .59
Groupe Danone (France)                                                    50,987          8,132         .31
PT Indofood Sukses Makmur (Indonesia)                                     6518100           4298        .16
ELECTRONIC COMPONENTS - 2.72%
Rohm Co., Ltd. (Japan)                                                     354000          34910       1.31
Hoya Corp. (Japan)                                                         475000          14499        .55
Murata Manufacturing Co., Ltd. (Japan)                                     420000          12590        .47
Hirose Electric Co., Ltd. (Japan)                                           91000           5463        .21
Kyocera Corp. (Japan)                                                       99000           4773        .18
ENERGY SOURCES - 2.39%
TOTAL, Class B (France)                                                    156372          16416
TOTAL, Class B, (American Depositary Receipts)                              75000           3942        .77
RAO Gazprom (American Depositary Receipts) (Russia)                        460000           9867        .37
Oil Cos LUKoil (American Depositary Receipts) (Russia)                     124500           9562        .36
ENI SpA (American Depositary Receipts) (Italy)                             140000           8129        .31
Elf Aquitaine (France)                                                      40000           4639        .17
Woodside Petroleum Ltd. (Australia)                                        600000           4287        .16
"Shell" Transport and Trading Co., PLC (United Kingdom)                     90000           3752        .14
Imperial Oil Ltd. (Canada)                                                  51200           3043        .11
DATA PROCESSING & REPRODUCTION - 1.91%
Acer Inc. (Taiwan)                                                        9200000          13958
Acer Inc. (Global Depositary Receipts) (1)                                 308300           2343        .61
Dassault Systemes SA (France)                                              466000          12388        .47
Fujitsu Ltd. (Japan)                                                      1070000          11975        .45
Olivetti SpA (Italy) (1)                                                 18112000          10165        .38
FINANCIAL SERVICES - 1.65%
Shohkoh Fund & Co., Ltd. (Japan)                                           109000          30967       1.16
Credicorp Ltd. (Peru)                                                      720000          13140        .49
BUILDING MATERIALS & COMPONENTS - 1.61%
Cemex, SA de CV, ordinary participation certificates (Mexico)             4562700          19729
Cemex, SA de CV, Class A                                                  2321450          10010       1.12
Holderbank Financiere Glaris Ltd. (Switzerland)                             15000          13072        .49
APPLIANCES & HOUSEHOLD DURABLES - 1.57%
Sony Corp. (Japan)                                                         340000          29005       1.09
Philips Electronics NV (Netherlands)                                       195000          12873        .48
Samsung Electronics Co., Ltd. (South Korea)                                1,118             40         .00
METALS:  NONFERROUS - 1.23%
Alcan Aluminium Ltd. (Canada)                                              310000           8351        .31
Noranda Inc. (Canada)                                                    400,000          6,728         .25
WMC Ltd. (Australia)                                                      1928134           6148        .23
Teck Corp., Class B (Canada)                                               300000           4298        .16
Pechiney, Class A (France)                                                 101813           3996        .15
Inco Ltd. (Canada)                                                         180000           3431        .13
RECREATION & OTHER CONSUMER PRODUCTS - 1.15%
Sony Music Entertainment (Japan) Inc. (Japan)                            270,000          8,960         .34
Yue Yuen Industrial (Holdings) Ltd. (Hong Kong - Incorporated in       3,600,000          7,871         .30
TAG Heuer International SA (Switzerland)                                  58,000          5,632         .21
Nintendo Co., Ltd. (Japan)                                                50,000          5,165         .19
Square Co. Ltd. (Japan)                                                  102,000          2,882         .11
AEROSPACE & MILITARY TECHNOLOGY - 1.12%
Bombardier Inc., Class B (Canada)                                          793900          16449        .62
British Aerospace PLC (United Kingdom)                                     490000          13365        .50
INDUSTRIAL COMPONENTS - 1.11%
Minebea Co., Ltd. (Japan)                                                 1000000          11114        .42
Sumitomo Electric Industries, Ltd. (Japan)                                 820000          10974        .41
Cie. Generale des Etablissements Michelin, Class B (France)                 70661           3805        .14
Bridgestone Corp. (Japan)                                                  175000           3794        .14
MISCELLANEOUS MATERIALS & COMMODITIES - 0.94%
English China Clays PLC (United Kingdom)                                  3168750          13692        .51
De Beers Consolidated Mines Ltd. (South Africa)                            345000           7245        .27
SGL Carbon AG (Germany)                                                     25300           3260        .12
Bunzl PLC (United Kingdom)                                                 267700           1028        .04
REAL ESTATE - 0.76%
Cheung Kong (Holdings) Ltd. (Hong Kong)                                   2427000          17112        .64
Mitsui Fudosan Co., Ltd. (Japan)                                           300000           3170        .12
INSURANCE - 0.60%
Royal & Sun Alliance Insurance Group PLC (United Kingdom)                 1761988          15852        .60
ELECTRONIC INSTRUMENTS - 0.47%
Tokyo Electron Ltd. (Japan)                                                328000          12553        .47
MACHINERY & ENGINEERING - 0.47%
Valmet Corp. (Finland)                                                     600000           8948        .34
Kawasaki Heavy Industries, Ltd. (Japan)                                   1400000           3430        .13
ENERGY EQUIPMENT - 0.45%
Petroleum Geo-Services ASA (American Depositary Receipts) (Norway          187200          12039        .45
FOREST PRODUCTS & PAPER - 0.41%
UPM-Kymmene Corp. (Finland)                                                509590          10945        .41
TRANSPORTATION: SHIPPING - 0.41%
Stolt-Nielsen SA, Class B (American Depositary Receipts)
 (Multinational)                                                           327000         7,685         .29
Nippon Yusen KK (Japan)                                                   1000000         3,060         .12
TRANSPORTATION:  AIRLINES - 0.39%
China Southern Airlines Co. Ltd., Class H (China)                        30206000         8,597         .32
KLM Royal Dutch Airlines (Netherlands)                                      50000         1,797         .07
GOLD MINES - 0.34%
Ashanti Goldfields Co. Ltd. (Global Depositary Receipts) (Ghana)           508540           3655
Ashanti Goldfields Co. Ltd. (Australia)                                    392212           2883        .25
Normandy Mining Ltd. (Australia)                                          2900000           2487        .09
LEISURE & TOURISM - 0.18%
Mandarin Oriental International Ltd. (Singapore)                          6911218           4838        .18
CONSTRUCTION & HOUSING - 0.17%
Leighton Holdings Ltd. (Australia)                                        1163700           4514        .17
MISCELLANEOUS
Other stocks in initial period of acquisition                                              88029       3.31
                                                                                  ------------- -----------
TOTAL STOCKS (cost: $2,119,075,000)                                                      2398571      90.18
                                                                                  ------------- -----------

                                                                       Principal
                                                                          Amount
Convertible Debentures                                                     (000)
-----------------------------------------------------------------  -------------  ------------- ----------
BROADCASTING & PUBLISHING - 0.31%
United News & Media PLC 6.125% 2003 (1)                                   $4,500            8175        .31
ELECTRONIC COMPONENTS - 0.24%
LG Electronics-LG Semiconduct 0.25% 2007                                KW5,000             3550        .13
Acer Peripherals Inc. 1.25% 2006                                          $2,680            2948        .11
UTILITIES: ELECTRIC & GAS - 0.16%
Korea Electric Power Corp. 5.00% 2001                                   KW5,000             4388        .16
ENERGY SOURCES - 0.04%
Zhenhai Refining & Chemical Co. Ltd. 3.00% 2003(2)                         $950             1111        .04
                                                                                  ------------- -----------
TOTAL CONVERTIBLE DEBENTURES (cost: $21,151,000)                                         20,172         .75
                                                                                  -------------   --------
TOTAL EQUITY-TYPE SECURITIES (cost: $2,140,226,000)                                   2,418,743       90.93
                                                                                  -------------   --------
Bonds and Notes
-----------------------------------------------------------------  -------------  ------------- ----------
INDUSTRIALS - 0.24%
RBS Participaco+A294es SA 11.00% 2007 (2)                                 $7,000            6335        .24
                                                                                  ------------- -----------
TOTAL BONDS & NOTES (cost: $7,023,000)                                                    6,335         .24
                                                                                  ------------- -----------



                                                                       Principal         Market    Percent
                                                                          Amount          Value     of Net
Short-Term Securities                                                      (000)          (000)     Assets
-----------------------------------------------------------------  -------------  -------------    -------
CORPORATE SHORT-TERM NOTES - 7.49%
Electricite de France 5.47%-5.64% due 12/11/97-1/20/98                   $29,500         29,290        1.10
Svenska Handelsbanken Inc. 5.51%-5.67% due 12/9/97-2/19/98                23,500         23,352         .87
Glaxo Wellcome PLC 5.50% due 12/11/97 (2)                                 23,000         22,961         .86
Ford Credit Europe PLC 5.55% due 1/9/98                                   20,000         19,876         .75
Toyota Motor Credit Corp. 5.65% due 1/16/98                               20,000         19,855         .75
Caisse d'amortissement de la dette sociale 5.50%-5.60%
 due 12/12/97-2/13/98                                                     15,500         15,396         .58
General Electric Capital Corp. 5.80% due 12/1/97                            12800          12798        .48
Telstra Corp. Ltd. 5.55% due 1/21/98                                      12,500         12,398         .47
Lloyds Bank PLC 5.55% due 1/12/98                                         10,000          9,933         .37
Barclays U.S. Funding Corp. 5.55% due 1/26/98                               10000           9911        .37
National Australia Funding (Delaware) Inc. 5.48% due 2/10/98                10000           9885        .37
Deutsche Bank Financial Inc. 5.52% due 1/8/98                              7,000          6,958         .26
Rank Xerox Capital (Europe) PLC 5.55% due 1/14/98                          7,000          6,950         .26
FEDERAL AGENCY DISCOUNT NOTES - 0.96%
Freddie Mac (formerly Federal Home Loan Mortgage Corp.)
 5.39%-5.45% due 12/5-12/11/97                                              15500          15475        .58
Fannie Mae (formerly Federal National Mortgage Assn.)
 5.45% due 12/11/97                                                         10000           9983        .38
CERTIFICATES OF DEPOSIT - 0.41%
Dresdner Bank AG 5.65%-5.68% due 1/9-2/10/98                                11000          10997        .41
NON-U.S. CURRENCY - 0.07%
New Taiwanese Dollar                                                   NT$57,450            1790        .07
                                                                                  ------------- ----------
TOTAL SHORT-TERM SECURITIES (cost: $238,048,000)                                        237,808        8.93
                                                                                  ------------- ----------
TOTAL INVESTMENT SECURITIES (cost: $2,385,297,000)                                    2,662,886      100.10

Excess of payables over cash and receivables                                              2,767         .10
                                                                                  ------------- -------------
NET ASSETS                                                                           $2,660,119     100.00%
                                                                                       ========   ========


(1) Non-income-producing securities.

(2) Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers.

See Notes to Financial Statements

Equity-type securities appearing in the portfolio since May 31, 1997

Acer
Cable and Wireless
Cheung Kong (Holdings)
China Southern Airlines
Coles Myer
Credicorp
Dassault Systemes
Elf Aquitaine
FLEXTECH
ForeningsSparbanken
France Telecom
Generale des Eaux
Hellenic Bottling
Imperial Oil
Incentive
Leighton Holdings
LG Electronics-LG SEMICONDUCT
Metropole Television
Minebea
Modern Times Group
Oil Cos Lukoil
Orange
Petroleum Geo-Services
Premier Farnell
ProSieben Media
Publishing & Broadcasting
RAO Gazprom
Shohkoh Fund & Co.
Springer Axel
Suez Lyonnaise des Eaux
Telefonica de Argentina
TELUS
Thomson-CSF
TV Azteca
United Utilities
Vedior
Zhejiang Expressway

Equity-type securities eliminated from the portfolio since May 31, 1997

Anglovaal
B.A.T Industries
BEC World
Ciba Specialty Chemicals Holdings
Electrolux
Elsevier
EMI Group
George Weston
Granges
HSBC Holdings
Industriforvaltnings AB Kinnevik
Kawasaki Steel
Korea Electric Power
LVMH Moet Hennessy Louis Vuitton
NTT Data Communications Systems
Pearson
Repsol
Rothmans of Pall Mall (Malaysia)
Royal Bank of Canada
Seat
SmarTone Telecommunications Holdings
Svedala Industri
Telecom Corp. of New Zealand
Telefonica del Peru
Toyota Motor
Unilever
United News & Media
Verenigd Bezit
Volvo
Wolters Kluwer

American Variable Insurance Series
GROWTH-INCOME FUND
Investment Portfolio - November 30, 1997

Equity-Type Securities                                   86.45%
Cash & Equivalents                                       13.55%



                                                       Percent
                                                        of Net
Largest Individual Equities                             Assets
AT&T                                                      1.82%
Schering-Plough                                            1.43
Pfizer                                                     1.33
Ultramar Diamond Shamrock                                  1.28
Valero Energy                                              1.28
Repsol                                                     1.19
Atlantic Richfield                                         1.15
Walt Disney                                                1.14
Potash Corp. of Saskatchewan                               1.08
Ameritech                                                  1.06

                                                                   Market    Percent
                                                     Number of      Value     of Net
Stocks (common and preferred)                           Shares      (000)     Assets

Energy Sources - 8.95%
Ultramar Diamond Shamrock Corp.                         2780400   $84,628       1.28%
Valero Energy Corp.                                     2688250      84344       1.28
Repsol SA (American Depositary Receipts) (Spain)        1825000      78703       1.19
Atlantic Richfield Co.                                   930000      75795       1.15
Pennzoil Co.                                             780900      52028        .80
Texaco Inc.                                            810,000     45,765         .69
Amoco Corp.                                              450000      40500        .61
Pioneer Natural Resources Co.                           1000000      31938        .48
Murphy Oil Corp.                                         463200      25476        .40
Elf Aquitaine (American Depositary Receipts) (France)    300000      17175        .26
Kerr-McGee Corp.                                         225000      14920        .23
Norsk Hydro AS (American Depositary Receipts) (Norway    250000      12953        .20
Phillips Petroleum Co.                                   250000      12109        .18
Ashland Inc.                                             200000       9338        .14
Chevron Corp.                                             50000       4009        .06
Health & Personal Care - 7.81%
Schering-Plough Corp.                                   1500000      94031       1.43
Pfizer Inc                                              1200000      87300       1.33
Warner-Lambert Co.                                       460000      64343        .98
AB Astra, Class A (American Depositary Receipts) (Swe   2600000      44200        .67
Glaxo Wellcome PLC (American Depositary Receipts)
 (United Kingdom)                                      950,000     43,403         .66
Merck & Co., Inc.                                      425,000       40189        .61
Guidant Corp.                                          450,000     28,913         .44
Bristol-Myers Squibb Co.                                 275000      25747        .39
Abbott Laboratories                                    350,000     22,750         .35
American Home Products Corp.                             255500      17853        .27
Avon Products, Inc.                                      300000    17,344         .26
Johnson & Johnson                                      250,000     15,734         .24
Kimberly-Clark Corp.                                   240,000     12,495         .18
Banking - 6.10%
Norwest Corp.                                           1600000      59900        .91
Chase Manhattan Corp.                                    319400      34695        .53
BankAmerica Corp.                                        470800      34368        .52
Marshall & Ilsley Corp.                                599,800       31864        .48
KeyCorp                                                  400000      26975        .41
Northern Trust Corp.                                     400000      24900        .38
First Chicago NBD Corp.                                275,500       21558        .33
Bank of New York Co., Inc.                             400,000       21500        .33
First Union Corp.                                        430000      20963        .32
SunTrust Banks, Inc.                                   280,000       19880        .30
J.P. Morgan & Co. Inc.                                   150000    17,128         .26
Hibernia Corp., Class A                                  800000      14500        .22
Huntington Bancshares Inc.                             417,890       14208        .22
CoreStates Financial Corp                                172800    13,360         .20
Citicorp                                               100,000       11994        .18
Fleet Financial Group, Inc.                              150000       9909        .15
Bank of Tokyo-Mitsubishi, Ltd. (American Depositary
 Receipts) (Japan)                                       600000     8,700         .13
Banc One Corp.                                           166375       8548        .13
Sakura Bank, Ltd. (American Depositary Receipts) (Jap    200000     6,900         .10
Merchandising - 5.85%
Wal-Mart Stores, Inc.                                1,400,000     55,912         .85
Federated Department Stores, Inc. (1)                   1200000      54675        .83
Albertson's, Inc.                                       1218700      54080        .82
J.C. Penney Co., Inc.                                    717800      46119        .70
Limited Inc.                                            1494900      35971        .55
Circuit City Stores Inc. - Circuit City Group           1025000      33633        .51
Gap, Inc.                                                600000      32212        .49
Giant Food Inc., Class A                               825,000     27,844         .42
Circuit City Stores Inc. - Carmax Group (1)          1,300,000     15,519         .24
Lowe's Companies, Inc.                                   250000      11484        .17
Woolworth Corp. (1)                                      500000      10813        .16
Cardinal Health, Inc., Class A                            96700       7325        .11
Business & Public Services - 5.40%
Browning-Ferris Industries, Inc.                        1858600      66329       1.01
Electronic Data Systems Corp.                           1199500      45581        .69
Hertz Corp., Class A                                     991800      39114        .59
Waste Management, Inc.                                  1560628      38430        .58
IKON Office Solutions, Inc.                             1000000      30438        .46
Cognizant Corp.                                          655000      28083        .43
Alexander & Baldwin, Inc.                            1,020,000     27,540         .42
Federal Express Corp.(1)                                 380000      25484        .40
Avery Dennison Corp.                                     500000      20937        .32
Pitney Bowes Inc.                                        175000      14711        .22
Manpower Inc.                                          300,000     10,088         .15
Columbia/HCA Healthcare Corp.                          300,000      8,850         .13
Broadcasting & Publishing - 4.88%
Viacom Inc., Class B (1)                                1725000      60375        .92
Time Warner Inc.                                       942,000     54,872         .83
Tele-Communications, Inc., Series A, Liberty
 Media Group (1)                                        1090625      36808        .57
Harte-Hanks Communications, Inc.                         922800      31837        .48
News Corp. Ltd. (American Depositary Receipts) (Austr   1100000      23856
News Corp. Ltd., preferred shares (American Depositary
 Receipts)                                               400000       7900        .48
Media General Inc., Class A                              636100      27114        .41
E.W. Scripps Co., Class A                                630000      26499        .40
Comcast Corp., Class A, special stock                    729706      20432        .31
Gannett Co., Inc.                                        340000      19741        .30
Houston Industries Inc., 7.00% convertible preferred     123300       6843        .10
Chris-Craft Industries, Inc.                             104875       5257        .08
Telecommunications- 4.64%
AT&T Corp.                                              2140000     119573       1.82
Ameritech Corp.                                          905900      69811       1.06
U S WEST Communications, Inc.                          850,000     38,409         .58
AirTouch Communications (1)                            549,621     21,573         .33
Telefonica de Espana, SA  (American Depositary Receipts)
 (Spain)                                               200,000     17,300         .26
Telefonos de Mexico, SA de CV, Class L
 (American Depositary Receipts) (Mexico)                 335000      16582        .25
MCI Communications Corp.                               350,000     15,378         .23
SBC Communications Inc.                                  100000       7281        .11
Chemicals - 4.46%
Millennium Chemicals Inc.                               2050000      47150        .72
Praxair, Inc.                                            975400      42857        .65
E.I. du Pont de Nemours and Co.                        625,000     37,851         .57
Monsanto Co.                                           673,000     29,402         .45
Mallinckrodt Inc.                                        780100      28864        .44
Dow Chemical Co.                                         250000      24687        .37
Witco Corp.                                              500000      21563        .33
PPG Industries, Inc.                                     350000      20278        .31
Lyondell Petrochemical Co.                               640000      16280        .25
Imperial Chemical Industries PLC (American
 Depositary Receipts) (United Kingdom)                   200000      11887        .18
Air Products and Chemicals, Inc.                         100000       7669        .11
Engelhard Corp.                                          284400       5066        .08
Forest Products & Paper - 4.06%
Bowater Inc.                                            1495000      67088       1.02
Union Camp Corp.                                         780000      46849        .71
Fort James Corp.
 (formerly James River Corp. of Virginia)                869499      34019        .52
Georgia-Pacific Corp.                                    300000      25612        .39
Weyerhaeuser Co.                                         450000      23766        .36
International Paper Co.                                  450000      21347        .32
Rayonier Inc.                                            425000      20772        .32
Sonoco Products Co.                                      500000      16406        .25
Westvaco Corp.                                           187500       6117        .09
Louisiana-Pacific Corp.                                  200000       4038        .06
Deltic Timber Corp.                                       46628       1340        .02
Data Processing & Reproduction - 3.46%
Oracle Corp. (1)                                     1,312,500     43,723         .66
Computer Associates International, Inc.                709,500     36,938         .56
International Business Machines Corp.                  325,400     35,652         .54
Xerox Corp.                                            450,000     34,959         .53
3Com Corp. (1)                                           900000      32625        .50
Silicon Graphics, Inc. (1)                           2,074,300     27,225         .41
Adobe Systems Inc.                                     400,000     16,800         .26
Machinery & Engineering - 3.14%
Caterpillar Inc.                                        1310000      62798        .95
Parker Hannifin Corp.                                    960100      42725        .65
Deere & Co.                                              716600      39279        .60
Ingersoll-Rand Co.                                       525000      21459        .33
Crompton & Knowles Corp.                                 700000      18550        .28
New Holland NV (Netherlands)                             625000      15664        .24
Greenfield Capital Trust, 6.00% convertible preferred    118000       6195        .09
Insurance - 2.44%
General Re Corp.                                         240000      47640        .72
Allstate Corp.                                           300000      25762        .39
USF&G Corp.                                             1275000      25739        .39
Liberty Corp.                                            400000      18000        .27
American General Corp.                                   320000      17240        .26
Royal & Sun Alliance Insurance Group PLC (United King   1500000      13495        .20
St. Paul Companies, Inc.                                 120000       9600        .15
Arthur J. Gallagher & Co.                                 84300       3014        .06
Beverages & Tobacco - 2.31%
Philip Morris Companies Inc.                         1,405,000     61,118         .93
Seagram Co. Ltd. (Canada)                               1350000      43622        .66
PepsiCo, Inc.                                            870000      32081        .49
UST Inc.                                                 500000      15437        .23
Aerospace & Military Technology - 2.28%
Boeing Co.                                               770000      40906        .62
United Technologies Corp.                              519,800     38,953         .59
Sundstrand Corp.                                         500000      25656        .39
General Motors Corp., Class H                            370000      24790        .38
Raytheon Co.                                           350,000     19,578         .30
Utilities: Electric & Gas - 2.18%
Duke Energy Corp. (formerly Duke Power Co.)              625000      32500        .49
DPL Inc.                                                1000000      26250        .40
Union Electric Co.                                       500000      19906        .30
Consolidated Edison Co. of New York, Inc.                450000      16988        .26
GPU, Inc.                                                400000      15800        .24
Williams Companies, Inc.                                 261000      13947        .21
Scottish Power PLC (American Depositary Receipts)
 (United Kingdom)                                        350000      11550        .18
Edison International                                     250000       6703        .10
Electronic Components - 1.88%
Intel Corp.                                            750,000     58,219         .88
Texas Instruments Inc.                                 700,000     34,475         .52
AMP Inc.                                                 725000      31492        .48
Electrical & Electronics - 1.70%
Nokia Corp., Class A (American Depositary Receipts)
 (Finland)                                               550000      45719        .69
York International Corp.                                 725000      33576        .51
Lucent Technologies Inc.                                 232320      18615        .29
Telefonaktiebolaget LM Ericsson, Class B
 (American Depositary Receipts) (Sweden)                 350000      14153        .21
Multi-Industry - 1.45%
FMC Corp. (1)                                            448300      32754        .50
Tenneco Inc.                                             645000      27936        .41
Textron Inc.                                             340000      20103        .31
AlliedSignal Inc.                                        400000      14850        .23
Miscellaneous Materials & Commodities - 1.45%
Potash Corp. of Saskatchewan Inc. (Canada)               900000      70819       1.08
Crown Cork & Seal Co., Inc.                              500000      24406        .37
Financial Services - 1.43%
Household International, Inc.                            350000      44100        .67
FINOVA Group Inc.                                        360000      16965        .26
Beneficial Corp.                                       200,000     15,525         .24
Capital One Financial Corp.                              300000      13594        .20
Associates First Capital Corp., Class A                   60000       3855        .06
Food & Household Products - 1.34%
McCormick & Co.                                          950000      25175        .38
Unilever NV (New York Registered Shares) (Netherlands    400000      23225        .35
CPC International Inc.                                   200000      20675        .32
Kellogg Co.                                              250000      11594        .18
General Mills, Inc.                                      100000       7400        .11
Leisure & Tourism - 1.33%
Walt Disney Co.                                          789932      74994       1.14
Host Marriott Corp. (1)                                  600000      12488        .19
Automobiles - 1.14%
Ford Motor Co.                                           997100      42875        .65
Chrysler Corp.                                           500000      17156        .26
General Motors Corp.                                     250000      15250        .23
Energy Equipment - 1.09%
Western Atlas Inc. (1)                                   521800      36298        .55
Schlumberger Ltd. (Netherlands Antilles)                 270000      22224        .34
Dresser Industries, Inc.                                 300000      11212        .17
Baker Hughes Inc.                                         50000       2094        .03
Industrial Components - 1.04%
Goodyear Tire & Rubber Co.                             395,000     23,971         .36
Federal-Mogul Corp.                                      400000      16450        .26
Dana Corp.                                             231,800     10,837         .16
Cooper Industries, Inc.                                  179802       9282        .14
Echlin Inc.                                            250,000      7,922         .12
Transportation: Rail & Road - 0.80%
Union Pacific Corp.                                      595050      35703        .54
Norfolk Southern Corp.                                 540,000     17,179         .26
Metals: Nonferrous - 0.72%
Aluminum Co. of America                                  634800      42690        .64
Alumax Inc. (1)                                          160000       5030        .08
Textiles & Apparel - 0.54%
VF Corp.                                               460,000     21,246         .32
NIKE, Inc., Class B                                    300,000     14,606         .22
Transportation: Airlines - 0.40%
AMR Corp. (1)                                            162500      19693        .30
Delta Air Lines, Inc.                                     60000       6686        .10
Recreation & Other Consumer Products - 0.24%
Harley-Davidson Motor Co., Inc.                          600000      15863        .24
Metals:  Steel - 0.20%
Allegheny Teledyne Inc.                                500,000     12,875         .20
Appliances & Household Durables - 0.15%
Rubbermaid Inc.                                          400000       9700        .15
Miscellaneous
Other stocks in initial period of acquisition                        90974       1.38
                                                                        -          -
TOTAL STOCKS (cost:$3,979,482,000)                              5,680,744       86.24
                                                                        -          -
                                                     Principal
Convertible Debentures                                  Amount Market ValuPercent of
Business & Public Services - 0.21%                       (000)      (000) Net Assets
CUC International Inc., 3.00% convertible debentures   $12,000       13530        .21
                                                                        -          -
TOTAL CONVERTIBLE DEBENTURES (cost: $11,977,000)                     13530        .21
                                                                        -          -
TOTAL EQUITY-TYPE SECURITIES (cost: $3,991,459,000)                5694274      86.45
                                                                        -          -



Short-Term Securities
Corporate Short-Term Notes - 11.26%
J.C. Penney Funding Corp. 5.50%-5.60% due 12/5/97-2/3     61800      61383        .93
Wal-Mart Stores, Inc. 5.49%-5.50% due 12/1/97             53710      53702        .82
International Lease Finance Corp. 5.48%-5.67%
 due 12/3/97-1/21/98                                      51000      50770        .77
Lucent Technologies Inc. 5.48%-5.50% due 12/4/97-1/5/     50800      50668        .77
Kimberly-Clark Corp. 5.51%-5.54% due 12/3-12/17/97 (2     50691      50587        .76
Ameritech Capital Funding Corp. 5.48%-5.50%
 due 12/9-12/11/97 (2)                                    49700      49625        .75
H.J. Heinz Co. 5.50%-5.55% due 12/8/97-1/8/98             49100      48958        .74
Procter & Gamble Co. 5.48%-5.60% due 1/12-1/20/98         48000      47660        .72
Duke Energy Corp. 5.50%-5.62% due 12/12/97-1/15/98        42300      42145        .64
National Rural Utilities Cooperative
 Finance Corp. 5.49%-5.66% due 2/19-3/2/98                42000      41449        .63
Walt Disney Co. 5.52%-5.58% due 1/2-1/22/98               40800      40541        .62
Xerox Corp. 5.48% due 12/11/97                            36000      35940        .55
E.I. du Pont de Nemours and Co. 5.51%-5.53%
 due 1/14-1/16/98                                         33200      32964        .50
Coca-Cola Co. 5.47%-5.53% due 12/16/97-1/13/98            31000      30834        .47
Electronic Data Systems Corp. 5.49% due 12/2/97 (2)       25000      24992        .38
AIG Funding, Inc. 5.49%-5.50% due 12/9-12/10/97           24900      24863        .38
Warner-Lambert Co. 5.50% due 2/11/98 (2)                  24400      24118        .37
Monsanto Co. 5.50%-5.68% due 12/8/97-1/6/98 (2)           15200      15157        .23
General Electric Capital Corp. 5.71% due 2/24/98          15250      15037        .23

Federal Agency Discount Notes - 2.04%
Freddie Mac (formerly Federal Home Loan Mortgage Corp.)
 5.39%-5.47% due 12/5-12/24/97                            89200      89058       1.35
Fannie Mae (formerly Federal National Mortgage Assn.)
 5.475% due 1/29/98                                       46000      45573        .69
                                                                        -          -
TOTAL SHORT-TERM SECURITIES (cost: $876,085,000)                    876024      13.30
                                                                        -          -
TOTAL INVESTMENT SECURITIES (cost: $4,867,544,000)                 6570298      99.75
Excess of cash and receivables over payables                       16,712         .25
                                                                        -          -
NET ASSETS                                                     $6,587,010     100.00%
                                                               ======================

(1) Non-income-producing securities.

(2) Purchased in a private placement transaction;
 resale to the public may require registration or sale only to qualified institutional buyers.

See Notes to Financial Statements


Equity-type securities appearing in the portfolio since May 31, 1997

Albertson's
Avery Dennison
Avon Products
Bristol-Myers Squibb
Cardinal Health
Computer Associates International
DPL
Glaxo Wellcome
Guidant
Harte-Hanks Communications
Hertz
Houston Industries
Huntington Bancshares
IKON Office Solutions
Kellogg
Kerr-McGee
Lowe's
Marshall & Ilsley
Millennium Chemicals
NIKE
Pioneer Natural Resources
Royal & Sun Alliance Insurance Group
Scottish Power
USF&G
Williams Companies


Equity-type securities eliminated from the portfolio since May 31, 1997

ACNielsen
Dun & Bradstreet
Eastman Kodak
El Paso Natural Gas
Eli Lilly
Exxon
Great Lakes Chemical
Inco
ITT Industries
Litton Industries
McDermott
New York Times
Newport News Shipbuilding
PacifiCare Health Systems
Philips Electronics
Pioneer Hi-Bred International
Polaroid
Rockwell International
Royal Dutch Petroleum
SAFECO
Sears, Roebuck
Tambrands
TOTAL
Tribune
U S WEST Media

Asset Allocation Fund                                  Percent
Investment Portfolio November 30, 1997                  of Net
                                                        Assets
--------------------------------------------------------------
Equity-Type Securities                                  61.16%
Corporate Bonds                                           14.80
U.S. Government Bonds                                     14.18
Non-U.S. Government Bonds                                   .43
Cash & Equivalents                                         9.43




LARGEST INDIVIDUAL EQUITIES
Pfizer                                                   2.03%
Atlantic Richfield                                         1.82
Praxair                                                    1.68
DuPont                                                     1.52
Carnival                                                   1.51
Rentokil Group                                             1.46
Warner-Lambert                                             1.46
BankAmerica                                                1.37
PepsiCo                                                    1.34
Royal Dutch Petroleum                                      1.32

                                                                 Market   Percent
                                                        Number      Valu  of Net
Stocks (common and preferred)                           Shares    (000)   Assets
-------------------------------------------------------------- -------------------
Energy Sources- 8.99%
Atlantic Richfield Co.                                 320,000  $26,080    1.82%
Royal Dutch Petroleum Co. (New York Registered
 Shares) (Netherlands)                                 360,000   18,968      1.32
Chevron Corp.                                          225,000   18,042      1.26
Pioneer Natural Resources Co.                          475,000   15,170      1.06
Kerr-McGee Corp.                                       200,000   13,263       .92
Phillips Petroleum Co.                                 200,000    9,688       .67
Murphy Oil Corp.                                       175,300    9,641       .67
Ultramar Diamond Shamrock Corp.                        300,000    9,131       .64
Amoco Corp.                                            100,000    9,000       .63
Chemicals- 6.87%
Praxair, Inc.                                            550000  24,166      1.68
E.I. du Pont de Nemours and Co.                          360000  21,803      1.52
Air Products and Chemicals, Inc.                         210000  16,104      1.12
Millennium Chemicals Inc.                                485100  11,157       .78
Mallinckrodt Inc.                                        250000   9,250       .64
PPG Industries, Inc.                                     150000   8,691       .61
Dow Chemical Co.                                          75000   7,406       .52
Banking- 5.48%
BankAmerica Corp.                                      270,000   19,710      1.37
NationsBank Corp.                                      200,000   12,012       .84
Citicorp                                                 100000  11,994       .84
H.F. Ahmanson & Co.                                      200000  11,900       .83
CoreStates Financial Corp                              125,000    9,664       .67
Fleet Financial Group, Inc.                              120000   7,928       .55
KeyCorp                                                   80000   5,395       .38
Merchandising- 5.37%
J.C. Penney Co., Inc.                                    290000  18,633      1.30
Wal-Mart Stores, Inc.                                    400000  15,975      1.11
Giant Food Inc., Class A                                 400000  13,500       .94
Limited Inc.                                             550000  13,234       .92
Walgreen Co.                                             400000  12,875       .90
Circuit City Stores, Inc. - Circuit City Group            88200   2,894       .20
Health & Personal Care- 5.23%
Pfizer Inc.                                              400000  29,100      2.03
Warner-Lambert Co.                                       150000  20,981      1.46
SmithKline Beecham PLC (American Depositary
 Receipts) (United Kingdom)                              300000  14,888      1.04
Gillette Co.                                           108,480   10,014       .70
Insurance- 3.48%
USF&G Corp.                                              900000  18,169      1.27
General Re Corp.                                          70000  13,895       .97
American General Corp.                                   176700   9,520       .66
CIGNA Corp.                                               50000   8,362       .58
Aerospace & Military Technology- 2.61%
General Motors Corp., Class H                            275000  18,425      1.28
Boeing Co.                                               200000  10,625       .74
Raytheon Co.                                             150000   8,391       .59
Business & Public Services- 2.47%
Rentokil Group PLC (American Depositary Receipts)
 (United Kingdom)                                        500000  21,000      1.46
Avery Dennison Corp.                                     250000  10,469       .73
Alexander & Baldwin, Inc.                                150000   4,050       .28
Telecommunications- 2.32%
Century Telephone Enterprises, Inc.                    357,500   16,467      1.15
Telefonica de Espana, SA (American Depositary Receipts)
 (Spain)                                                 175000  15,137      1.05
NEXTEL Communications, Inc. 13.00% exchangeable
 preferred, Series D (1) (2) (3)                           1250   1,394       .10
Iridium LLC, warrants, expire 2005 (2) (3)                 1500     210       .01
Esat Holdings Ltd., warrants, expire 2007 (Ireland)        3500     105       .01
McCaw International, Ltd., warrants, expire 2007 (2)       2000       5       .00
Forest Products & Paper- 2.02%
Weyerhaeuser Co.                                         176500   9,321       .65
Georgia-Pacific Corp.                                    100000   8,538       .59
Union Camp Corp.                                         100000   6,006       .42
Sonoco Products Co.                                      158300   5,194       .36
Beverages & Tobacco- 1.98%
PepsiCo, Inc.                                            520000  19,175      1.34
UST Corp.                                                300000   9,262       .64
Electrical & Electronics- 1.95%
Nokia Corp., Class A (American Depositary
 Receipts) (Finland)                                     170000  14,131       .98
York International Corp.                                 175000   8,105       .57
Hubbell Inc., Class B                                    126000   5,725       .40
Leisure & Tourism- 1.51%
Carnival Corp., Class A                                  400000  21,625      1.51
Transportation: Rail & Road- 1.25%
Union Pacific Corp.                                      300000  18,000      1.25
Industrial Components- 1.16%
Genuine Parts Co.                                        300000   9,600       .67
Dana Corp.                                               150000   7,012       .49
Data Processing & Reproduction- 1.11%
International Business Machines Corp.                    145000  15,887      1.11
Metals: Nonferrous- 0.94%
Aluminum Co. of America                                  200000  13,450       .94
Electronic Components- 0.91%
AMP Inc.                                                 300000  13,031       .91
Food & Household Products- 0.77%
General Mills, Inc.                                      150000  11,100       .77
Machinery & Engineering- 0.69%
Deere & Co.                                              180000   9,866       .69
Broadcasting & Publishing- 0.61%
Time Warner Inc. 10.25% exchangeable preferred,
 Series M (1)                                              2871   3,273       .23
American Radio Systems Corp. 11.375%
 exchangeable preferred (1) (2) (3)                       26320   3,092       .22
Adelphia Communications Corp. 13.00% exchangeable
 preferred, Series A (2) (3)                              20000   2,320       .16
Metals: Steel- 0.54%
Allegheny Teledyne Inc.                                  300000   7,725       .54
Multi-Industry- 0.49%
Textron Inc.                                             120000   7,095       .49
Miscellaneous Materials & Commodities- 0.44%
Potash Corp. of Saskatchewan Inc. (Canada)                80000   6,295       .44
Automobiles- 0.42%
General Motors Corp.                                     100000   6,100       .42
Utilities: Electric & Gas- 0.16%
Nevada Power Co.                                         100000   2,319       .16
Real Estate- 0.09%
CarrAmerica Realty Corp. 8.57% redeemable preferred,
 Series B                                                 50000   1,247       .09
                                                               --------------------
MISCELLANEOUS
Other stocks in initial period of  acquisition                    9,537       .66
                                                               -------------------
TOTAL STOCKS (cost: $604,139,000)                                 868512    60.52
                                                               --------------------

                                                     Principal
                                                        Amount
Convertible Debentures                                   (000)
-------------------------------------------------------------- -------------------
Industrials & Services- 0.64%
Time Warner Inc.:
 0% 2013                                                $7,000    3,509
 0% 2012                                                 2,500      994       .32
Sunglass Hut International, Inc. 5.25% 2003                3375   2,480       .17
Rogers Communications Inc. 0% 2013                       5,000    2,137       .15
Discovery Zone Inc. 0% 2013                              6,000       15       .00
                                                               -------------------
TOTAL CONVERTIBLE DEBENTURES (cost: $10,857,000)                    9135      .64
                                                               -------------------
TOTAL EQUITY-TYPE SECURITIES (cost: $614,996,000)               877,647     61.16
                                                               -------------------

Bonds & Notes
-----------------------------------------------
Diversified Media, Cable Television &
Telecommunications- 2.09%
Time Warner Inc.:
 9.125% 2013                                             4,000    4,703
 6.10% 2001 (2)                                          2,750    2,680       .51
Tele-Communications, Inc.:
 8.75% 2015                                              2,000    2,272
 9.25% 2023                                              2,000    2,202       .31
Consorcio Ecuatoriano de Telecomunicaciones SA
CONECEL:
 Units, 14.00% 2000 (2)                                    3000   3,030       .28
 14.00% 2002 (2)                                           1000   1,010
U S WEST Capital Funding, Inc. 7.30% 2007                  2500   2,582       .18
Qwest Communications International Inc.
 0%/9.47% 2007 (2) (4)                                     4000   2,580       .18
CEI Citicorp Holdings SA 11.25% 2007 (2)                   2750   2,366       .17
Telesystem International Wireless Inc.
 0%/13.25% 2007 (2) (4)                                    3700   2,202       .15
Iridium LLC 13.00% 2005 (2)                                1500   1,537       .11
Comtel Brasileira Ltda. 10.75% 2004 (2)                  1,500    1,432       .10
Orion Network Systems, Inc. 11.25% 2007                  1,250    1,403       .10
Transportation- 1.79%
Continental Airlines, Inc.:
 Series 1996-A, 6.94% 2013                                 3922   4,006
 Series 1996-2C, 10.22% 2014                               2187   2,635       .58
 Series 1997-4A, 6.90% 2018                                1700   1,726
United Air Lines, Inc.:
 1996-A2, 7.87% 2019                                       2500   2,666
 1995-A1, 9.02% 2012                                       1388   1,574       .34
 9.00% 2003                                                 500     558
Delta Air Lines, Inc.:
 1993-A2, 10.50% 2016                                      2000   2,579
 1992-A2, 9.20% 2014                                       1000   1,176       .26
Airplanes Pass Through Trust, Class C, 8.15% 2019 (5       3000   3,173       .22
Jet Equipment Trust, Series 1995-B, 7.83% 2015 (2)         2372   2,472       .17
USAir, Inc., 1996-B, 7.50% 2008                            1901   1,982       .14
AMR Corp. 9.75% 2000                                       1000   1,071       .08
Financial Services- 1.40%
Capital One Bank:
 7.35% 2000                                                7500   7,667
 7.30% 2027 (2) (6)                                        1250   1,183       .62
Ocwen Financial Corp. 11.875% 2003                         2850   3,192       .23
BTC Capital Trust I 6.469% 2026 (6)                        2250   2,205       .15
Pan Pacific Industrial Investments PLC 0% 2007 (2)       6,000    2,180       .15
Central Fidelity Capital Trust I 6.758% 2027 (2) (6)       2000   2,030       .14
Wharf International Finance Ltd., Series A, 7.625% 2       1750   1,615       .11
Banking & Thrifts- 1.35%
Imperial Capital Trust I, Series A, 9.98% 2026             2950   3,277       .23
Advanta Capital Trust I, Series B, 8.99% 2026              3000   2,970       .21
Dime Capital Trust I, Series A, 9.33% 2027                 2500   2,793       .19
Chase Capital II 6.25% 2027 (6)                            2500   2,375       .16
Chevy Chase Bank, FSB 9.25% 2008                           2000   2,040       .14
Advanta National Bank 6.45% 2000                           1950   1,896       .13
First Nationwide Holdings Inc. 10.625% 2003                1500   1,684       .12
First Union Corp. 6.82%/7.57% 2026 (4)                     1250   1,288       .09
National Westminster Bancorp Inc. 9.45% 2001               1000   1,091       .08
Broadcasting & Publishing- 1.03%
Fox/Liberty Networks, LLC 0%/9.75% 2007 (2) (4)            4000   2,510       .18
News America Holdings Inc.:
 7.43% 2026                                              1,250    1,323
 10.125% 2012                                            1,000    1,158       .17
ITT Publimedia BV 9.375% 2007 (2)                        2,250    2,357       .16
Chancellor Radio Broadcasting Co. 8.75% 2007 (2)         2,250    2,284       .16
Adelphia Communications Corp. 9.25% 2002 (2)               2000   1,995       .14
RBS Participacoes SA 11.00% 2007 (2)                     2,000    1,810       .13
Cablevision Systems Corp. 8.125% 2009 (2)                1,250    1,272       .09
Energy & Related Companies- 0.86%
Oryx Energy Co.:
 9.50% 1999                                              3,000    3,147
 8.375% 2004                                             2,500    2,679       .48
 10.00% 1999                                             1,000    1,045
USX Corp. 9.125% 2013                                    2,500    2,965       .21
OXYMAR 7.50% 2016 (2)                                      2500   2,520       .17
Cellular, Paging & Wireless Communications- 0.79%
CenCall Communications Corp. 0%/10.125% 2004 (4)           3000   2,621       .18
Esat Holdings Ltd. 0%/12.50% 2007 (4)                    3,500    2,450       .17
McCaw International, Ltd. 0%/13.00% 2007 (4)               3000   1,763       .12
Omnipoint Corp. 11.625% 2006                               1500   1,590       .11
NEXTEL Communications, Inc. 0%/9.75% 2007 (2) (4)        2,000    1,155       .08
Clearnet Communications Inc. 0%/11.75% 2007 (4)        C$2,250      956       .07
PriCellular Wireless Corp. 10.75% 2004                 $   750      814       .06
Collateralized Mortgage Obligations
(Privately Originated) (5)- 0.73%
Asset-Backed Securities Investment Trust,
 Series 1997-D, 6.79% 2003 (2)                             5000   5,026       .35
Asset Securitization Corp., Series 1997-D5, Class A-1A,
 6.50% 2043                                                2975   2,998       .21
GMAC Commercial Mortgage Securities, Inc.,
 Series 1997-C1, Class A-1, 6.83% 2003                     2467   2,502       .17
Real Estate- 0.70%
SocGen Real Estate Co. LLC, Series A, 7.64% 2049 (2)       2500   2,524       .18
Security Capital Industrial Trust 7.95% 2008               1500   1,609       .11
B.F. Saul Real Estate Investment Trust 11.625% 2002        1500   1,605       .11
Irvine Co. 7.46% 2006 (2) (7)                              1500   1,509       .10
Shopping Center Associates 6.75% 2004 (2)                  1500   1,508       .10
Irvine Apartment Communities, LP 7.00% 2007                1500   1,494       .10
Asset-Backed Obligations (5)- 0.47%
IMC Home Equity Loan Trust, Series 1996-2,
 Class A-2, 6.78% 2011                                     3979   3,974       .28
FIRSTPLUS Home Loan Owner Trust, Series 1997-1,
 Class A-6, 6.95% 2015                                     1500   1,522       .11
Green Tree Financial Corp., Series 1995-A, Class NIM,
 7.25% 2005                                                1197   1,162       .08
Health & Personal Care- 0.42%
Allegiance Corp. 7.00% 2026                                3000   3,077       .21
Integrated Health Services, Inc.:
 9.25% 2008 (2)                                          1,750    1,746
 9.50% 2007 (2)                                          1,250    1,262       .21
Forest Products & Paper- 0.39%
Fort James Corp. 6.625% 2004                             2,500    2,490       .17
Container Corp. of America 9.75% 2003                      2000   2,150       .15
Pindo Deli Finance Mauritius Ltd. 10.75% 2007 (2)          1000     938       .07
Manufacturing & Materials- 0.32%
Freeport-McMoRan Copper & Gold Inc. 7.20% 2026             2750   2,692       .19
Owens-Illinois, Inc. 8.10% 2007                          1,750    1,853       .13
Utilities: Electric & Gas- 0.30%
Israel Electric Corp. Ltd. 7.25% 2006 (2)                  2500   2,532       .18
Commonwealth Edison Co., Series 75, 9.875% 2020            1500   1,793       .12
Metals: Nonferrous- 0.27%
Inco Ltd.:
 9.60% 2022                                                2000   2,264
 9.875% 2019                                             1,500    1,607       .27
Insurance- 0.24%
Terra Nova (Bermuda) Holdings Ltd. 10.75% 2005             2000   2,217       .15
Aetna Services, Inc. 6.97% 2036                            1250   1,281       .09
Merchandising- 0.24%
Dayton Hudson Corp. 8.50% 2022                             2500   2,674       .19
Woolworth Corp., Series A, 7.00% 2002                       750     762       .05
Beverages & Tobacco- 0.21%
Sparkling Spring Water Group Ltd. 11.50% 2007 (2)        3,000    3,060       .21
Leisure, Tourism & Restaurants- 0.21%
Royal Caribbean Cruises Ltd. 7.00% 2007                    3000   3,009       .21
Food & Household Products- 0.20%
Fage Dairy Industry SA 9.00% 2007                          2000   1,933       .13
GRUMA, SA de CV 7.625% 2007 (2)                            1000     976       .07
Cable & Telephone in the United Kingdom- 0.20%
COLT Telecom Group PLC, Units, 0%/12.00% 2006 (4)        3,750    2,869       .20
Electrical & Electronics- 0.15%
Philips Electronics NV 7.20% 2026                          2000   2,078       .15
Data Processing & Reproduction- 0.14%
Unisys Corp. 11.75% 2004                                   1750   1,986       .14
Machinery & Engineering- 0.10%
United Defense Industries, Inc. 8.75% 2007 (2)           1,400    1,390       .10
Appliances & Household Durables- 0.10%
Samsung Electronics Co., Ltd. 7.45% 2002 (2)             1,500    1,358       .10
Business & Public Services- 0.08%
Federal Express Corp. 7.53% 2006                           1046   1,081       .08
Recreation & Other Consumer Products- 0.02%
CLN Holdings Inc. 0% 2001                                   500     316       .02
Non-U.S. Governments & Governmental
Authorities- 0.43%
Argentina (Republic of) 11.75% 2007 (2)                    2500   2,407       .17
Canadian Government 4.366% 2026 (8)                    C$2,000    1,499       .10
Mendoza (Province of) 10.00% 2007 (2)                   $1,500    1,427       .10
Poland (Republic of) Past Due Interest Bond 4.00% 20       1000     850       .06
Federal Agency Obligations-Mortgage
 Pass-Throughs (5)- 3.02%
Government National Mortgage Assn.:
 8.00% 2020-2026                                          18538  19,233
 7.50% 2026                                                6315   6,442
 8.50% 2022-2026                                           4965   5,217      2.24
 10.00% 2019                                               1102   1,232
Fannie Mae (formerly Federal National Mortgage Assn.):
 8.50% 2024                                                8711   9,095
 7.00% 2009                                                1547   1,572       .78
 9.00% 2019                                                 475     508
Federal Agency Obligations-Other- 0.63%
Fannie Mae:
 6.53% 2006                                                5000   4,927
 7.52% 2004                                                4000   4,060       .63
U.S. Treasury Obligations- 10.53%
7.00% 2006                                                25000  26,812
7.125% 2000                                               25000  25,683
7.25% 2004                                                20000  21,466
10.375% 2009-2012                                         14000  18,329
6.50% 2002                                                15000  15,366
3.626% 2002 (8)                                         12,500   12,613
8.75% 2000-2008                                            8000   8,897
8.25% 2005                                                 5000   5,279     10.53
9.25% 1998                                                 5000   5,120
11.875% 2003                                               2500   3,241
8.875% 1999                                              2,500    2,589
11.125% 2003                                               2000   2,501
7.50% 2016                                                 1700   1,959
11.75% 2010                                                500      667
10.75% 2003                                                500      611
                                                               -------------------
TOTAL BONDS & NOTES (cost: $413,100,000)                          421946    29.41
                                                               -------------------

Short-Term Securities
------------------------------------------------
Corporate Short-Term Notes- 7.56%
E.I. du Pont de Nemours and Co. 5.51%-5.59%
 due 1/15-1/16/98                                       23,900   23,727      1.65
Minnesota Mining and Manufacturing Co. 5.53% due 12/    20,000   19,948      1.39
J.C. Penney Funding Corp. 5.50%-5.52%
 due 12/12/97-1/9/98 (2)                                15,200   15,124      1.05
Coca-Cola Co. 5.53% due 1/9/98                          12,700   12,622       .88
General Electric Capital Corp. 5.80% due 12/1/97        11,600   11,598       .81
Procter & Gamble Co. 5.49% due 2/12/98                  10,600   10,476       .73
Ameritech Capital Funding Corp. 5.48% due 12/11/97 (     9,400    9,384       .66
H.J. Heinz Co. 5.55% due 1/8/98                          3,500    3,479       .24
Monsanto Co. 5.48% due 12/8/97                           2,191    2,189       .15
Federal Agency Discount Notes- 1.33%
Fannie Mae 5.47%-5.53% due 1/29-2/20/98                 19,300   19,081      1.33
                                                               ------------------
TOTAL SHORT-TERM SECURITIES (cost: $127,637,000)                  127628     8.89
                                                               ------------------
TOTAL INVESTMENT SECURITIES (cost: $1,155,733,000)               1427221    99.46

Excess of cash and receivables over payables                      7,761       .54
                                                               ------------------
NET ASSETS                                                     $1,434,98 100.00%
                                                               ==================


/1/Payment in kind.  The issuer has the option of paying
 additional securities in lieu of cash.
/2/Purchased in a private placement transaction;
 resale to the public may require registration or sale only to qualified institutional buyers.
/3/Non-income-producing securities.
/4/ Step bond; coupon rate will increase at a later date.
/5/ Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
/6/ Coupon rate changes periodically.
/7/ Valued under procedures established by the
 Board of Trustees.
/8/ Index-linked bond, which is a floating rate bond whose principal amount moves with a government retail price index.


See Notes to Financial Statements

Equity-type securities appearing in the portfolio since May 31, 1997

Adelphia Communications
AMP
Avery Dennison
CarrAmerica Realty
Dow Chemical
Esat Holdings
Genuine Parts
Giant Food
Iridium LLC
McCaw International
Millennium Chemicals
Murphy Oil
NEXTEL Communications
Pioneer Natural Resources
Praxair
Raytheon
Rogers Communications
Sonoco Products
Sunglass Hut International
USF&G
UST
York International

Equity-type securities eliminated from the portfolio since May 31, 1997

American Home Products
AT&T
Crompton & Knowles
Dun & Bradstreet
Echlin
Kimberly-Clark
McCormick & Co.
Rayonier
Rochester Gas and Electric
Rockwell International
SAFECO
SBC Communications
Tambrands
Tenneco
U S WEST Communications

AMERICAN VARIABLE INSURANCE SERIES
BOND FUND
INVESTMENT PORTFOLIO - November 30, 1997

CORPORATE BONDS                                                              46.09%
U.S. GOVERNMENT BONDS                                                        24.89
EQUITY-TYPE SECURITIES                                                        4.80
NON-U.S. GOVERNMENT BONDS                                                     3.12
CASH & EQUIVALENTS                                                           21.10

                                                                         Principal  Market Percent
                                                                           Amount   Value   Of Net
Bonds & Notes                                                              (000)    (000)   Assets
Diversified Media, Cable Television &
Telecommunications - 6.38%
Tele-Communications, Inc.:
 9.80% 2012                                                                $   485  $   594
 9.25% 2023                                                                    500     550     .79%
Consorcio Ecuatoriano de Telecomunicaciones SA CONECEL:
 Units, 14.00% 2000 (1)                                                        600     606
 14.00% 2002 (1)                                                               500     505      .77
Time Warner Inc.:
 7.95% 2000                                                                    500     514      .70
 6.10% 2001 (1)                                                                500     487
Comtel Brasileira Ltda. 10.75% 2004 (1)                                        1000     955     .66
Comcast Corp.:
 9.50% 2007                                                                    500     518      .55
 8.375% 2007                                                                   250     275
Brooks Fiber Properties, Inc.:
 10.00% 2007                                                                   500     570
 0%/10.875% 2006 (2)                                                           200     164      .51
WorldCom, Inc. 8.875% 2006                                                      500     536     .37
U S WEST Capital Funding, Inc. 6.95% 2037                                      500     509      .35
RCN Corp. 10.00% 2007 (1)                                                      500     501      .35
Qwest Communications International Inc. 0%/9.47% 2007 (1)  (2)                 750     484      .34
Telesystem International Wireless Inc. 0%/13.25% 2007 (1)  (2)                 625     372      .26
Orion Network Systems, Inc. 11.25% 2007                                        250     281      .19
Iridium LLC 13.00% 2005                                                        250     256      .18
Northern Telecom Ltd. 6.875% 2002                                              250     255      .18
Viacom International Inc. 9.125% 1999                                          250     253      .18
Cellular, Paging & Wireless Communications -  6.35%
Omnipoint Corp. 11.625% 2006                                                 1,500   1,590     1.11
Esat Holdings Ltd. 0%/12.50% 2007 (2)                                        2,000   1,400      .97
McCaw International, Ltd. 0%/13.00% 2007 (2)                                 2,000   1,175      .82
NEXTEL Communications, Inc.:
 0%/9.75% 2004 (1)  (2)                                                      1,000     862
 0%/9.75% 2007 (1)  (2)                                                        500     289      .80
Crown Castle International Corp. 10.625% 2007 (1)                            1,000     610      .42
Cellular Communications International, Inc.:
 0% 2000                                                                       500     393
 Units 0% 2000 (3)                                                             250     201      .41
Clearnet Communications Inc. 0%/11.75% 2007 (2)                            C$1,358     577      .40
PriCellular Wireless Corp. 10.75% 2004                                        $500     542      .38
NEXTLINK Communications, Inc. 9.625% 2007                                      500     505      .35
Globalstar, LP, 11.375% 2004                                                   500     500      .35
Cellular Communications of Puerto Rico, Inc.) 10.00% 2007                      500     490      .34
Financial Services - 4.45%
J.P. Morgan & Co. Inc., Series A, 5.994% 2012 (4)  (5)                       2,000   1,912     1.33
Ocwen Financial Corp. 11.875% 2003                                                        1     .89
Capital One Bank:
 7.15% 2006                                                                    500     507
 8.125% 2000                                                                   250     259      .70
 7.30% 2027 (1), (5)                                                           250     236
Central Fidelity Capital Trust I 6.758% 2027 (1)  (5)                          500     507      .35
Wharf International Finance Ltd. 7.625% 2007                                   515     475      .33
MBNA Capital 8.278% 2026                                                       400     413      .29
Pan Pacific Industrial Investments PLC 0% 2007 (1)                             785     285      .20
Hutchison Whampoa Finance Ltd. 6.988% 2037 (1)                                 300     283      .19
BTC Capital Trust I 6.469% 2026 (5)                                            250     245      .17
Broadcasting & Publishing - 4.26%
Fox/Liberty Networks, LLC 0%/9.75% 2007 (1)  (2)                               2250    1412     .98
Cablevision Systems Corp. 8.125% 2009 (1)                                      1250    1272     .88
Chancellor Media Corp. 8.75% 2007 (1)                                          750     761      .53
ITT Publimedia BV 9.375% 2007 (1)                                              500     524      .36
TV Azteca, SA de CV 10.125% 2004                                               500     517      .36
TCI Communications, Inc. 6.375% 1999                                           500     499      .35
American Radio Systems Corp. 9.00% 2006                                        400     425      .30
News America Holdings Inc. 7.43% 2026                                          250     265      .18
Globo Comunicacoes E Participacoes LTDA. 10.50% 2006 (1)                       250     235      .16
RBS Participacoes SA 11.00% 2007 (1)                                           250     226      .16
Cable & Telephone in the United Kingdom - 3.07%
COLT Telecom Group PLC:
 10.125% 2007                                                             GBP1,000   1,688
 Units, 0%/12.00% 2006 (2)                                                  $1,000      765    2.00
 8.875% 2007                                                                 DM750      425
TeleWest Communications PLC 0%/11.00% 2007 (2)                              $1,000      762     .53
Comcast UK Cable Partners Ltd. 0%/11.20% 2007 (2)                              650     518      .36
International CableTel Inc., Series B, 10.00% 2007                              250     262     .18
Health & Personal Care - 2.63%
Integrated Health Services, Inc.:
 9.25% 2008 (1)                                                              1,000     998
 9.50% 2007 (1)                                                                750     757     1.22
Paracelsus Healthcare Corp. 10.00% 2006                                        500     520      .36
Allegiance Corp. 7.00% 2026                                                    500     513      .36
Sun HealthCare Group, Inc. 9.50% 2007 (1)                                      500     508      .35
Vencor, Inc. 8.625% 2007 (1)                                                   500     493      .34
Manufacturing & Materials -  2.57%
AK Steel Corp. 9.125% 2006                                                     750     773      .54
Hyundai Semiconductor America, Inc. 8.625% 2007 (1)                            700     596      .42
Printpack, Inc. 10.625% 2006                                                   500     530      .37
Fairchild Semiconductor Corp. 10.125% 2007                                     500     522      .36
Freeport-McMoRan Copper & Gold Inc. 7.20% 2026                                 500     489      .34
Owens-Illinois, Inc. 8.10% 2007                                                250     265      .18
U.S. Can Corp. 10.125% 2006                                                    250     265      .18
Kaiser Aluminum & Chemical Corp. 9.875% 2002                                   250     259      .18
Transportation -  2.44%
Continental Airlines, Inc.:
 7.42% 2007                                                                    500     516
 Series 1997-4A 6.90% 2018                                                     300     305      .77
 Series 1996-C 9.50% 2015 (6)                                                  245     281
Airplanes Pass Through Trust:
 Class C, 8.15% 2019 (6)                                                       500     529
 Class D, 10.875% 2019 (6)                                                     275     308      .58
Jet Equipment Trust:
 Series 1995-A, 11.44% 2014 (1)                                                300     398
 Series 1994-A, 11.79% 2013 (1)                                                250     333      .51
United Air Lines, Inc. 10.67% 2004                                             500     596      .41
Teekay Shipping Corp. 8.32% 2008                                               250     252      .17
Banking & Thrifts - 2.24%
Imperial Capital Trust I, Series A,  9.98% 2026                                550     611      .43
First Nationwide Holdings Inc. 10.625% 2003                                    500     561      .39
Dime Capital Trust I, Series A, 9.33% 2027                                     500     559      .39
Chevy Chase Bank, FSB 9.25% 2008                                               500     510      .35
Advanta Capital Trust I 8.99% 2026                                             500     495      .34
Advanta National Bank 6.45% 2000                                               500     486      .34
Energy & Related Companies - 1.21%
J. Ray McDermott, SA 9.375% 2006                                               500     528
McDermott Inc. 9.375% 2002                                                     400     425      .66
Petrozuata Finance Inc. 7.63% 2009 (1)                                         750     787      .55
Forest Products & Paper - 1.17%
Pindo Deli Finance Mauritius Ltd.:
 10.75% 2007 (1)                                                               750     703
 10.25% 2002 (1)                                                               500     476      .82
Fort James Corp. 6.625% 2004                                                   500     498      .35
Real Estate - 1.05%
SocGen Real Estate Co. LLC, Series A, 7.64% 2049 (1)                         1,000   1,010      .70
Irvine Apartment Communities, LP 7.00% 2007                                    500     498      .35
Asset- Backed Obligations (6) - 1.04%
FIRSTPLUS Home Loan Owner Trust, Series 1997-1,
 Class A-6, 6.95% 2015                                                         500     508      .35
IMC Home Equity Loan Trust, Series 1996-2,
 Class A-2, 6.78% 2011                                                         398     397      .28
EQCC Home Equity Loan Trust, Asset-Backed Certificates, Series 1996-A,
 Class A-2, 6.95% 2012                                                         300     304      .21
Green Tree Financial Corp., Series 1995-A, Class NIM, 7.25% 2005               299     290      .20
Collateralized  Mortgage Obligations (Privately Originated) (6) - 0.92%
Asset Securitization Corp., Series 1997-D5, Class A-1A, 6.50% 2043             496     500      .35
GMAC Commercial Mortgage Securities, Inc., Series 1997-C1,
 Class A-1, 6.83% 2003                                                         493     500      .35
Merrill Lynch Mortgage Investors, Inc., Series 1995-C2,
 Class A, 7.124% 2021                                                          315     320      .22
Food & Household Products - 0.85%
GRUMA, SA de CV 7.625% 2007 (1)                                              1,000     976      .68
Fage Dairy Industry SA 9.00% 2007                                              250     242      .17
Machinery & Engineering - 0.76%
United Defense Industries, Inc. 8.75% 2007 (1)                                 800     794      .55
Deere & Co. 8.95% 2019                                                         250     295      .21
Leisure, Tourism & Restaurants - 0.72%
Rio Hotel & Casino, Inc. 9.50% 2007                                            500     529      .37
Royal Caribbean Cruises Ltd. 7.00% 2007                                        500     501      .35
Beverages & Tobacco - 0.71%
Sparkling Spring Water Group Ltd. 11.50% 2007 (1)                            1,000   1,020      .71
Insurance - 0.65%
Integon Capital I, Integon Corp., Series A, 10.75% 2027                        500     660      .46
Terra Nova (Bermuda) Holdings Ltd. 10.75% 2005                                 250     277      .19
Business & Public Services - 0.57%
Allied Waste North America, Inc. 10.25% 2006                                   500     545      .38
Federal Express Corp. 9.875% 2002                                              250     280      .19
Chemicals - 0.38%
Texas Petrochemicals Corp. 11.125% 2006                                        500     550      .38
Miscellaneous Services - 0.37%
Petro Stopping Centers, LP, Petro Financial Corp. 10.50% 2007                  500     525      .37
Multi-Industry - 0.35%
Reliance Industries Ltd.:
 10.25% 2097 (1)                                                               250     251      .18
 Series B, 10.25% 2097                                                         250     251      .17
Utilities: Electric & Gas - 0.33%
Commonwealth Edison Co., Series 75, 9.875% 2020                                400     478      .33
Data Processing & Reproduction - 0.20%
Unisys Corp. 11.75% 2004                                                       250     284      .20
Appliances & Household Durables - 0.16%
Samsung Electronics Co., Ltd. 7.45% 2002 (1)                                   250     226      .16
Independent Power Producers - 0.15%
California Energy Co., Inc. 9.875% 2003                                        200     217      .15
Recreation & Other Consumer Products - 0.11%
CLN Holdings Inc. 0% 2001                                                      250     158      .11
Non-U.S. Governments & Governmental
Authorities -  3.12%
Canadian Government:
 4.618% 2021 (4)                                                             C$2,00  1,585
 4.366% 2026 (4)                                                             1,000     750     1.62
Argentina (Republic of) 11.75% 2007 (1)                                       $750      722     .50
Ireland (Republic of) 8.00% 2006                                          IRpounds25    424      .29
Mendoza (Province of) 10.00% 2007 (1)                                         $250      238     .17
Brazil (Federal Republic of) Capitalization Bond 8.00% 2014 (7)                285      214     .15
Poland (Republic of) Past Due Interest Bond 4.00% 2014 (5)                     250      212     .15
South Africa (Republic of) 13.00% 2010                                      ZAR1,00    190      .13
Deutschland Republic 8.00% 2002                                               DM250    159      .11
Federal Agency Obligations - Mortgage Pass-Throughs (5) -  7.92%
Government National Mortgage Assn.:
 5.00% 2026 (5)                                                             $3,654   3,682
 6.00% 2026 (5)                                                              1,372   1,387
 6.50% 2025-2026                                                             1,217   1,197     5.83
 10.00% 2019                                                                   735     822
 9.50% 2021                                                                    749     814
 7.00% 2026                                                                    493     494
Fannie Mae (formerly Federal National Mortgage Assn.):
 10.00% 2018-2025                                                            1,048   1,150
 6.137% 2033 (5)                                                               915     912
 9.00% 2021                                                                    636      679
 6.50% 2026                                                                    270     265     2.09
Federal Agency Obligations-Other - 1.23%
Fannie Mae 7.04% 2005                                                           890     886     .62
Freddie Mac (formerly Federal Home Loan Mortgage Corp.):
 6.78% 2005                                                                    500     496
 5.78% 2003                                                                    400     388      .61
U.S. Treasury Obligations - 15.74%
6.25% 2003                                                                  10,500  10,677
8.875% 2017                                                                  4,000   5,250
7.25% 2004                                                                   2,000   2,150    15.74
5.875% 1999                                                                  2,000   2,003
10.375% 2009-2012                                                            1,000   1,283
3.626% 2002 (4)                                                              1,000   1,009
7.50% 2016                                                                     250     288
                                                                                   ----------------
TOTAL BONDS & NOTES (cost: $104,416,000)                                           106,642    74.10
                                                                                   ---------------
                                                                          Number
                                                                             of
                                                                           Shares
Stocks
Common & Preferred Stocks - 3.74%

American Radio Systems Corp. 11.375% exchangeable preferred  (1)  (3)  (7   18,423   2,165     1.50
Time Warner Inc. 10.25% exchangeable preferred, Series M (7)                   580     661      .46
Chancellor Radio Broadcasting Co. 12.00% preferred (1)  (3)  (7)             5,294     625      .44
Adelphia Communications Corp., 13.00% exchangeable preferred,
 Series A (1)  (3)                                                           5,000     580      .40
CarrAmerica Realty Corp. 8.57% redeemable preferred, Series B               20,000     499      .35
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual capital    20,000     480      .33
NEXTEL Communications, Inc., 13.00% exchangeable preferred, Series D, (1)      250     279      .19
Esat Holdings Ltd., warrants, expire 2007 (Ireland) (1)  (3)                 2,000      60      .04
Iridium LLC, warrants, expire 2005 (1)  (3)                                    250      35      .03
McCaw International, Ltd., warrants, expire 2007 (1)  (3)                    2,000       4      .00

Miscellaneous
Other stocks in initial period of acquisition                                           83      .06
                                                                                   ----------------
TOTAL STOCKS (cost: $4,661,000)                                                      5,471     3.80
                                                                                   ----------------
                                                                         Principal
Convertible Debentures                                                   Amount (000)
Industrials & Services - 1.00%
Time Warner Inc. 0% 2013                                                     1,000     502      .35
Kelley Oil & Gas Corp. 8.50% 2000                                             $500     493      .34
Sunglass Hut International, Inc. 5.25% 2003                                    600     440      .31
                                                                                   ----------------
TOTAL CONVERTIBLE DEBENTURES (cost: $1,387,000)                                      1,435     1.00
                                                                                   ----------------
TOTAL EQUITY-TYPE SECURITIES (cost:  $6,048,000)                                     6,906     4.80
                                                                                   ----------------
Short-Term Securities
Corporate Short-Term Notes -  19.99%
E.I. du Pont de Nemours and Co. 5.50% due 12/23/97                           2,500   2,491     1.73
Ford Motor Credit Co. 5.72% due 1/8/98                                       2,500   2,484     1.73
Pitney Bowes Credit Corp. 5.54% due 12/01/97                                 2,200   2,200     1.53
Duke Energy Corp. 5.56% due 12/9/97                                          2,100   2,097     1.46
Procter & Gamble Co. 5.49% due 12/9/97                                       2,000   1,997     1.39
Campbell Soup Co. 5.49% due 12/12/97                                         2,000   1,996     1.39
General Mills, Inc. 5.62% due 1/9/98                                         2,000   1,987     1.38
Associates Corp. of North America 5.75% due 12/1/97                          1,900   1,900     1.32
Wal-Mart Stores, Inc. 5.50% due 12/2/97                                      1,900   1,899     1.32
American Express Credit Corp. 5.54% due 12/15/97                             1,900   1,896     1.32
Motorola Credit Corp. 5.52% due 12/22/97                                     1,700   1,694     1.18
Sara Lee Corp. 5.53% due 12/4/97                                               1600    1599    1.11
General Electric Capital Corp. 5.72% due 1/20/98                               1500    1488    1.03
Gannett Co., Inc. 5.65% due 1/20/98 (1)                                        1151    1142     .79
Ameritech Capital Funding Corp. 5.50% due 12/29/97 (1)                         1000     996     .69
Lucent Technologies Inc. 5.49% due 12/18/97                                     900     899     .62
                                                                                   ---------------
TOTAL SHORT-TERM SECURITIES (cost: $28,765,000)                                     28,765    19.99
                                                                                   ---------------

TOTAL INVESTMENT SECURITIES (cost: $139,229,000)                                   142,313    98.89
Excess of cash and receivables over payables                                         1,613     1.11
                                                                                   ---------------
NET ASSETS                                                                         $143,926 100.00%
                                                                                   -----------------
                                                                                   -----------------
1 Purchased in a private placement transaction;
 resale to the public may require registration or sale
 only to qualified institutional buyers.

2 Step bond; coupon rate will increase at a later date.

3 Non-income-producing securities.

4 Index-linked bond, which is a floating rate bond whose principal amount moves with a government retail price index.

5 Coupon rate changes periodically.

6 Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity of these securities is shorter than the stated maturity.

7 Payment in kind. The issuer has the option of paying additional securities in lieu of cash.

See Notes to Financial Statements

AMERICAN VARIABLE INSURANCE SERIES
HIGH-YIELD BOND FUND
INVESTMENT PORTFOLIO - NOVEMBER 30, 1997
CORPORATE BONDS                                                        79.95%
NON-U.S. CORPORATE BONDS                                                0.00%
U.S. TREASURY BONDS                                                     5.75%
NON-U.S. GOVERNMENT BONDS                                               1.77%
CASH & EQUIVALENTS                                                      7.25%
EQUITY-TYPE SECURITIES                                                  5.28%

                                                                    Percent
                                                                      of Net
Largest Corporate Holdings                                            Assets
Integrated Health                                                       2.44%
Chancellor Media                                                        2.05
USAir                                                                   2.01
Paracelsus Healthcare                                                   1.79
Container Corp. of America                                              1.79
COLT Telecom                                                            1.79
International CableTel/NTL                                              1.74
American Radio Systems                                                  1.70
Omnipoint                                                               1.68
Orion Network Systems                                                   1.63

                                                                   Principal  Market Percent
                                                                      Amount   Value Of Net
Bonds & Notes                                                          (000)   (000) Assets
Cellular, Paging & Wireless Communications - 12.75%
Omnipoint Corp. 11.625% 2006                                         $12,500 $13,250  1.68%
Orion Network Systems, Inc. Units, 11.25% 2007                        11,250  12,628    1.61
PriCellular Wireless Corp.:
 0%/12.25% 2003(1)                                                     6,000   6,007    1.45
 10.75% 2004                                                           2,750   2,984
 0%/14.00% 2001(1)                                                     2,185   2,414
Centennial Cellular Corp. 8.875% 2001                                 10,000  10,150    1.29
Cellular Communications of Puerto Rico, Inc. 10.00% 2007               7,250   7,105     .90
Cellular Communications International, Inc.:
 Units, 0% 2000(2)                                                     6,500   5,233     .72
 0% 2000                                                                 500     393
Comcast Cellular Holdings, Inc.:
 Series B, 9.50% 2007                                                  4,000   4,140     .66
 10.25% 2001                                                             925   1,013
Clearnet Communications Inc. 0%/11.75% 2007(1)                     C$ 11,825   5,025     .64
CenCall Communications Corp. 0%/10.125% 2004(1)                       $4,750   4,150     .53
Mobile Telecommunications Technology Corp. 13.50% 2002                 3,500   3,999     .51
Comunicacion Celular SA 0%/13.125% 2003(1)                             5,000   3,775     .48
Powertel Inc.(formerly InterCel, Inc.):
 0%/12.00% 2006(1)                                                     2,500   1,784     .43
 11.125% 2007                                                          1,500   1,590
NEXTEL Communications, Inc.:
 0%/9.75% 2007(1)                                                      4,500   2,599     .41
 0%/9.75% 2004(1)                                                        750     647
Telesystems International, Inc. 0%/13.25% 2007(1),(3)                  3,950   2,350     .30
Western Wireless Corp. 10.50% 2006                                     1,500   1,586     .20
McCaw International, Ltd. 0%/13.00% 2007(1)                            2,500   1,469     .19
Heartland Wireless Communications, Inc. 13.00% 2003                    3,500   1,225     .16
Sprint Spectrum LP, Sprint Spectrum Finance Corp. 11.00% 2006            1000    1125    .14
Rogers Cantel Mobile Communications Inc. 9.375% 2008                   1,000   1,055     .13
Vanguard Cellular Systems, Inc. 9.375% 2006                            1,000   1,030     .13
Globalstar LP 11.375% 2004                                             1,000   1,000     .13
MobileMedia Communications, Inc. 0%/10.50% 2003(1)                     4,000     460     .06

Diversified Media, Cable Television &
 Telecommunications - 8.97%
Cablevision Systems Corp.:
 8.125% 2009(3)                                                        4,500   4,579    1.00
 9.875% 2013                                                           3,000   3,255
Adelphia Communications Corp. 9.25% 2002(3)                            7,500   7,481     .95
GST Equipment Funding, Inc.
 (formerly GST Telecommunications, Inc.) 13.25% 2007                   6,000   6,900     .88
WorldCom, Inc. 9.375% 2004                                             6,319   6,689     .85
Nextlink Communications LLC,:
 Nextlink Communications, Inc. 9.625% 2007                             5,000   5,050     .79
 Nextlink Capital, Inc. 12.50% 2006                                    1,000   1,135
Hermes Euro Railtel BV 11.50% 2007(3)                                  5,000   5,475     .70
Brooks Fiber Properties, Inc.:
 10.00% 2007                                                           2,500   2,850     .55
 0%/10.875% 2006(1)                                                    1,750   1,437
Netia Holdings B.V.:
 0%/11.25% 2007(1),(3)                                                 3,000   1,695     .40
 10.25% 2007(3)                                                        1,500   1,421
Qwest Communications International Inc.:
 10.875% 2007                                                          1,500   1,687     .37
 0%/9.47% 2007(1),(3)                                                  2,000   1,290
Multicanal Participacoes SA, Series B, 12.625% 2004                    3,000   2,880     .37
Consorcio Ecuatoriano de Telecommunicaciones SA Conecel
  Units, 14.00% 2000(3)                                                1,000   1,010     .22
  14.00% 2002(3)                                                         750     758
RCN Corporation 0%/11.125% 2007(1),(3)                                 3,000   1,762     .22
Jones Intercable, Inc. 9.625% 2002                                     1,500   1,596     .20
Viacom International Inc. 7.75% 2005                                   1,500   1,512     .19
Teligent, Inc. 11.50% 2007                                             1,500   1,502     .19
Intermedia Communications Inc. 0%/11.25% 2007(1)                       2,000   1,370     .17
Verio Inc. Units, 13.50% 2004(3)                                       1,000   1,180     .15
IXC Communications Inc., Series B, 12.50% 2005                         1,000   1,140     .15
Teleport Communications Group Inc. 9.875% 2006                         1,000   1,100     .14
TCI Communications, Inc. 6.375% 1999                                   1,000     998     .13
Comtel Brasileira Ltda. 10.75% 2004(3)                                 1,000     955     .12
Esat Holdings Ltd. 0%/12.50% 2007(1)                                   1,250     875     .11
Fox/Liberty Networks, LLC 8.875% 2007(3)                                 500     496     .06
ICG Holdings, Inc. 0%/13.50% 2005(1)                                     500     400     .05
Manufacturing & Materials - 8.34%
Kaiser Aluminum & Chemical Corp.:
 12.75% 2003                                                           3,850   4,119    1.21
 Series B, 10.875% 2006                                                2,500   2,713
 9.875% 2002                                                           2,350   2,432
 Series D, 10.875% 2006                                                  250     271
Flextronics International Ltd.  8.75% 2007(3)                          7,250   7,196     .93
Texas Petrochemicals Corp. 11.125% 2006                                6,250   6,875     .87
Derlan Manufacturing Inc. 10.00% 2007                                  6,050   6,352     .81
Anchor Glass Container Corp. 11.25% 2005(3)                            5,000   5,400     .69
Impress Metal Packaging Holdings BV 9.875% 2007                      DM7,000   3,965     .50
Consumers International Inc. 10.25% 2005(3)                           $3,250   3,542     .45
Fairchild Semiconductor Corp. 10.125% 2007                             3,250   3,396     .43
AK Steel Corp.:
 9.125% 2006                                                           2,000   2,060     .40
 10.75% 2004                                                           1,000   1,070
Key Plastics, Inc., Series B, 10.25% 2007                              3,000   3,120     .40
Westinghouse Air Brake Co. 9.375% 2005                                 3,000   3,113     .40
U.S. Can Corp. 10.125% 2006                                            1,750   1,855     .24
Altos Hornos de Mexico, Series A, 11.375% 2002                         1,750   1,820     .23
UCAR Global Enterprises Inc. 12.00% 2005                               1,500   1,680     .21
Printpack, Inc. 10.625% 2006                                           1,500   1,590     .20
Friendly Ice Cream Corp. 10.50% 2007                                   1,500   1,515     .19
Nortek, Inc. 9.25% 2007                                                1,000   1,012     .13
Polymer Group, Inc. 9.00% 2007                                           500     495     .06
Cable & Telephone in the United Kingdom - 7.46%
COLT Telecom Group PLC:
 Units, 0%/12.00% 2006(1)                                            $11,250  $8,606
 8.875% 2007                                                         DM6,500   3,682    1.79
 10.125% 2007                                                      Pounds 1,0  1,688
International CableTel Inc. 0%/10.875% 2003 (1)                      $13,250  12,124    1.54
NTL Inc., Series B, 10.00% 2007                                        1,500   1,571     .20
Videotron Holdings PLC:
 0%/11.125% 2004(1)                                                   10,000   9,452    1.48
 0%/11.00% 2005(1)                                                     2,500   2,199
Comcast UK Cable Partners Ltd. 0%/11.20% 2007(1)                      10,000   7,975    1.01
TeleWest Communications PLC:
 9.625% 2006                                                           3,500   3,622     .85
 0%/11.00% 2007(1)                                                     4,000   3,050
Bell Cablemedia PLC 0%/11.95% 2004(1)                                  5,000   4,645     .59
Broadcasting & Publishing - 6.26%
Chancellor Media Corp.:
 8.75% 2007(3)                                                         5,500   5,583     .96
 9.375% 2004                                                             1500    1564
 8.75% 2007                                                              500     508
American Media Operations, Inc. 11.625% 2004                           4,750   5,154     .66
American Radio Systems Corp. 9.00% 2006                                4,750   5,047     .64
Newsquest Capital PLC:
 11.00% 2006                                                           3,000   3,345     .64
 Series B, 11.00% 2006                                                 1,500   1,672
Globo Comunicacoes E Participacoes LTDA. 10.50% 2006(3)                4,600   4,324     .55
ITT Publimedia BV 9.375% 2007(3)                                       3,750   3,928     .50
Acme Intermediate Holdings Units, 0%/12.00% 2005(1),(3)                5,970   3,343     .43
Antenna TV SA  9.00% 2007(3)                                           2,750   2,688     .34
Young Broadcasting Inc. 10.125% 2005                                   2,000   2,085     .27
TV Azteca, SA de CV 10.125% 2004                                       1,750   1,809     .23
Gray Communications Systems, Inc. 10.625% 2006                         1,500   1,598     .20
TEVECAP SA 12.625% 2004                                                1,750   1,593     .20
STC Broadcasting, Inc. 11.00% 2007                                     1,250   1,344     .17
ITT Promedia CVA 9.125% 2007(3)                                      DM2,000   1,167     .15
Transwestern Publishing Company, LP, TWP Capital Corp. 9.625% 2007    $1,000   1,014     .13
RBS Participacoes SA 11.00% 2007(3)                                    1,000     905     .12
Sun Media Corp. 9.50% 2007                                               500     531     .07
Health & Personal Care - 5.69%
Integrated Health Services, Inc.:
 10.25% 2006                                                           5,000   5,263    1.81
 9.50% 2007(3)                                                         4,750   4,797
 9.25% 2008(3)                                                         4,250   4,239
Paracelsus Healthcare Corp. 10.00% 2006                               13,500  14,040    1.79
Mariner Health Group, Inc. 9.50% 2006                                  4,750   4,845     .62
Vencor, Inc. 8.625% 2007(3)                                            3,500   3,448     .44
Universal Health Services, Inc. 8.75% 2005                             2,900   3,052     .39
Unison HealthCare Corp. 13.00% 2006(3)                                 3,100   2,542     .32
Sun Healthcare Group, Inc. 9.50% 2007(3)                               1,500   1,523     .19
Tenet Healthcare Corp. 8.00% 2005                                      1,000   1,010     .13
Energy & Related Companies - 5.58%
Abraxas Petroleum Corp. 11.50% 2004                                    8,500   9,180    1.17
Kelley Oil & Gas Corp. 10.375% 2006                                    7,000   7,385     .94
Benton Oil and Gas Co.:
 11.625% 2003                                                          3,000   3,308     .81
 9.375% 2007(3)                                                        3,000   3,038
Forcenergy Inc:
 9.50% 2006                                                            2,250   2,368     .56
 8.50% 2007                                                            2,000   2,005
Pogo Producing Co. 8.75% 2007                                          4,250   4,335     .55
McDermott Inc. 9.375% 2002                                             3,250   3,457     .44
Falcon Drilling Co., Inc.:
 Series B, 8.875% 2003                                                 2,250   2,374     .43
 Series B, 9.75% 2001                                                  1,000   1,047
Lomak Petroleum, Inc. 8.75% 2007                                       2,250   2,250     .29
J. Ray McDermott, SA 9.375% 2006                                       1,000   1,055     .13
Mariner Energy, Inc. 10.50% 2006                                       1,000   1,040     .13
Ocean Energy, Inc. 8.875% 2007                                         1,000   1,035     .13
Leisure, Tourism & Restaurants - 4.73%
AMF Group Inc.:
 0%/12.25% 2006(1)                                                    10,150   7,892    1.52
 10.875% 2006                                                          3,750   4,078
Station Casinos, Inc.:
 9.625% 2003                                                           5,600   5,600     .84
 9.625% 2003                                                           1,000   1,008
Boyd Gaming Corp.:
 9.25% 2003                                                            3,500   3,623     .79
 9.50% 2007(4)                                                         2,500   2,575
Rio Hotel & Casino, Inc.:
 10.625% 2005                                                          2,250   2,441     .44
 9.50% 2007                                                            1,000   1,057
Wyndham Hotel Corp. 10.50% 2006                                        2,500   2,912     .37
Sun International Hotels Ltd., Sun International
 North America, Inc. 9.00% 2007                                        1,500   1,545     .20
Foodmaker, Inc. 9.25% 1999                                             1,429   1,461     .19
FelCor Suites LP 7.375% 2004(3)                                        1,250   1,241     .16
CLN Holdings, Inc. 0% 2001                                             1,500     949     .12
California Hotel Finance Corp. 11.00% 2002                               750     781     .10
Miscellaneous Services - 3.66%
CellNet Data Systems, Inc. Units, 0%/14.00% 2007(1),(3)               20,870  10,800    1.38
Allied Waste North America, Inc. 10.25% 2006                           7,300   7,957    1.01
Petro Stopping Centers, LP, Petro Financial Corp. 10.50% 2007          2,750   2,887     .37
Teletrac, Inc. Units, 14.00% 2007(3)                                   2,000   2,060     .26
EarthWatch Inc. Units, 12.50% 2001(3),(4)                              2,000   2,000     .26
Iron Mountain Inc.:
 10.125% 2006                                                          1,500   1,627     .25
 8.75% 2009(3)                                                           350     355
Katz Media Corp., Series B, 10.50% 2007                                1,000   1,102     .14
Forest Products & Paper - 3.61%
Container Corp. of America:
 9.75% 2003                                                           10,000  10,750    1.79
 Series A, 11.25% 2004                                                 2,000   2,190
 Series B, 10.75% 2002                                                 1,000   1,092
Pacific Lumber Co. 10.50% 2003                                         4,000   4,120     .52
Advance Agro PLC 13.00% 2007(4)                                        3,000   2,723     .35
MAXXAM Group Inc. 11.25% 2003                                          2,000   2,125     .27
Indah Kiat Finance Mauritius Ltd. 10.00% 2007(3)                       2,000   1,820     .23
Pindo Deli Finance Mauritius Ltd. 10.25% 2002(3)                       1,500   1,429     .18
Copamex Industrias, SA de CV 11.375% 2004                              1,000   1,081     .14
U.S. Timberlands Finance Corp. 9.625% 2007                             1,000   1,023     .13
Food & Food Retailing -  3.26%
Fage Dairy Industry SA 9.00% 2007                                      8,500   8,213    1.04
Randall's Food Markets, Inc. 9.375% 2007(3)                            4,750   4,821     .62
Carr-Gottstein Foods Co. 12.00% 2005                                   3,000   3,315     .42
Stater Brothers Holdings Inc. 11.00% 2001                              2,000   2,210     .28
Rykoff-Sexton, Inc. 8.875% 2003                                        2,100   2,132     .27
Bruno's, Inc. 10.50% 2005                                              5,700   1,995     .25
DGS International Finance Co. BV 10.00% 2007(3)                        2,000   1,888     .24
Quality Food Centers, Inc., Series B, 8.70% 2007                       1,000   1,075     .14
Transportation -  3.25%
USAir, Inc.:
 10.00% 2003                                                           5,750   5,980    2.01
 9.625% 2001                                                           4,250   4,420
 Pass-Through Trust, Series 1993-A3, 10.375% 2013(5)                   3,000   3,344
 Pass-Through Trust, Series 1993-A2, 9.625% 2003(5)                    1,500   1,613
 Pass-Through Trust, Series 1993-A1 8.625% 1998(5)                       500     505
Kitty Hawk, Inc. 9.95% 2004(3)                                         4,000   4,050     .52
Teekay Shipping Corp. 8.32% 2008                                       3,500   3,535     .45
Delta Air Lines, Inc. 10.00% 2014(3)                                   1,000   1,248     .16
Airplanes Pass Through Trust, Class D, 10.875% 2019(5)                   750     840     .11
Beverages - 2.58%
Canandaigua Wine Co., Inc.:
 Series C, 8.75% 2003                                                  3,750   3,778     .84
 8.75% 2003                                                            2,750   2,778
Delta Beverage Group, Inc. 9.75% 2003                                  4,700     4900    .62
Sparkling Spring Water Group Ltd. 11.50% 2007(3)                       4,500   4,590     .58
Standard Commercial Corp. 8.875% 2005(3)                               3,250   3,258     .41
Dr Pepper Bottling Co. of Texas 10.25% 2000                            1,000     1015    .13
Independent Power Producers - 1.57%
California Energy Co., Inc. 10.25% 2004                               11,300  12,346    1.57
Protection Services - 0.54%
Protection One Alarm Monitoring, Inc. 0%/13.625% 2005(1),(4)           2,000   2,170     .28
Borg-Warner Security Corp. 9.625% 2007                                 2,000   2,060     .26
Banking & Financial Services - 0.39%
First Nationwide Holdings Inc. 10.625% 2003                            1,500   1,684     .21
Ocwen Financial Corp. 11.875% 2003                                     1,250   1,400     .18
Merchandising - 0.30%
Loehmann's, Inc. 11.875% 2003                                          1,250   1,262     .16
Barnes & Noble, Inc., Series B, 11.875% 2003                           1,000   1,070     .14
Real Estate - 0.27%
B.F. Saul Real Estate Investment Trust 11.625% 2002                    2,000   2,140     .27
Electric & Gas Utilities - 0.26%
Columbia Gas Systems, Inc., Series A,  6.39% 2000                      2,000   2,011     .26
Textiles & Apparel - 0.24%
WestPoint Stevens Inc. 8.75% 2001                                      1,000   1,040     .13
Tultex Corp. 10.625% 2005                                                750     812     .10
Insurance - 0.18%
Integon Capital I, Integon Corp., Series A, 10.75% 2027                1,100   1,452     .18
Machinery & Engineering - 0.06%
United Defense Industries, Inc. 8.75% 2007(3)                            500     496     .06
Non-U.S. Governments & Governmental
 Authorities - 1.77%
Argentina (Republic of):
 11.75% 2007(3)                                                    ARP 4,500     4333   1.19
 Eurobond, Series L, 6.688% 2005 (6)                                  $4,464     3962
 11.375% 2017                                                          1,000     1068
Panama (Republic of) Interest Reduction Bond 3.75% 2014(3),(6)           3000    2284    .29
United Mexican States Government 11.375% 2016                            1250    1417    .18
Poland (Republic of) Past Due Interest Bond 4.00% 2014(6)              1,000     850     .11
U.S. Treasury Obligations - 5.75%
 11.625% 2004                                                         13,600  17,975    5.75
 7.75% 2001                                                            8,000   8,441
 6.875% 1999                                                           7,000   7,117
 8.50% 2000                                                            5,000   5,357
 8.00% 2001                                                            4,000   4,264
 6.625% 2002                                                           2,000   2,058
                                                                             ----------------
TOTAL BONDS & NOTES (cost: $664,895,000)                                     687,583   87.47
                                                                             ---------------

                                                                     Number
                                                                          of
Stocks                                                                Shares

Common & Preferred Stocks - 4.80%
Chancellor Media Corp. 12.00% exchangeable preferred(2),(3),(7)       72,764   8,586    1.09
American Radio Systems Corp. 11.375% exchangeable preferred(2),(3),   67,823   7,969
American Radio Systems Corp., Class A(2)                               7,500     373    1.06
NEXTEL Communications, Inc. 13.00% exchangeable preferred(2),(3),(7    3,500   3,902     .51
NEXTEL Communications, Inc. Class A(2)                                 5,422     137
NEXTEL Communications, Inc., warrants, expire 1999(2),(4)              9,500                 -
Time Warner Inc. 10.25% exchangeable preferred, Series M(7)            3,479   3,966     .50
IXC Communications, Inc. 12.50% exchangeable preferred, 2009(3),(7)    2,576   2,938     .37
EarthWatch Inc. 12.00% convertible preferred, Series C(2),(3),(4),(  350,000   2,800     .36
Kelley Oil & Gas Corp. convertible preferred                          90,000   2,025     .26
Integrated Health Services, Inc.                                      39,000   1,187     .15
Jacor Communications, Inc.(2)                                         25,000   1,094     .14
CellNet Data Systems, Inc.(2),(4)                                    112,000     750     .10
Cellular Communications International, Inc.(2)                        10,200     444     .06
Acme Television, LLC(2),(3)                                              362     363     .05
Marriott International, Inc.                                           4,512     327     .04
Comunicacion Celular SA, Class B, warrants, expire 2003(2),(3)         5,000     300     .04
ICG Holdings, Inc., warrants, expire 2005(2),(3)                      13,200     178     .02
Orion Network Systems, Inc., warrants, expire 2007 (2)                11,250     173     .02
Globalstar Telesystem, warrants, expire 2004 (2)                       1,000     120     .02
Protection One Alarm Monitoring, Inc., warrants, expire 2005(2),(3)    6,400      70     .01
Esat Holdings Ltd., warrants, expire 2007(2),(3)                       1,250      37     .00
McCaw International, Ltd., warrants, expire 2007(2),(3)                2,500       6     .00
Heartland Wireless Communications, Inc., warrants, expire 2000(2),(   18,000                       -
                                                                             ----------------
TOTAL STOCKS (cost: $33,545,000)                                              37,745    4.80
                                                                             ----------------


                                                                   Principal  Market Percent
                                                                      Amount   Value Of Net
Convertible Debentures                                                 (000)   (000) Assets

Industrials & Services -  0.48%
Integrated Health Services, Inc. 5.75% 2001                          $ 3,500   3,780     .48
                                                                             ----------------
TOTAL CONVERTIBLE DEBENTURES (cost: $3,446,000)                                3,780     .48
                                                                             ----------------

TOTAL EQUITY -TYPE SECURITIES (cost: $36,991,000)                             41,525    5.28
                                                                             ----------------
Short-Term Securities
Corporate Short-Term Notes -  4.74%
Ameritech Corp. 5.48%-5.50% due 12/11-12/19/97(3)                     15,800  15,764    2.01
E.I. du Pont de Nemours and Co. 5.55%-5.59% due 12/1/97-1/5/98        11,600  11,545    1.47
International Lease Finance Corp. 5.50% due 01/05/98                  10,000   9,945    1.27
Federal Agency Discount Notes - .61%
Fannie Mae 5.44%-5.62% due 12/11/97-1/20/98                            4,800   4,772     .61

                                                                             ---------------
TOTAL SHORT-TERM SECURITIES (cost: $42,027,000)                               42,026    5.35
                                                                             ---------------

TOTAL INVESTMENT SECURITIES (cost: $743,913,000)                             771,134   98.10
Excess of cash and receivables over payables                                  14,924    1.90
                                                                             ---------------
NET ASSETS                                                                   $786,058100.00%
                                                                             ===============


(1) Step bond; coupon rate will increase at a later date.

(2) Non-income-producing securities.

(3) Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers.

(4) Valued under procedures established by the Board of Trustees.

(5) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity of these securities is shorter than the stated maturity.

(6) Coupon rate changes periodically.

(7) Payment in kind. The issuer has the option of paying additional securities in lieu of cash.

American Variable Insurance Series
U.S. Government/AAA-Rated Securities Fund
Investment Portfolio, November 30, 1997
------------------------------------------------             -------- ----------------
U.S. TREASURY BONDS                                             44.97%
PRIVATE MORTGAGE & ASSET-BACKED SECURITIES                      22.78
FEDERAL AGENCY MORTGAGE-RELATED SECURITIES                      21.12
CASH & EQUIVALENTS                                               7.60
OTHER FEDERAL OBLIGATIONS                                        3.08
CORPORATE BONDS                                                  0.45
------------------------------------------------             -------- ----------------
                                                             Principal Market Percent
                                                               Amount  Value  of Net
Bonds & Notes                                                  (000)   (000)  Assets
------------------------------------------------             -------- ----------------
U.S. Treasury Obligations - 44.97%
10.75% 2003                                                   $53,000 $64,801
8.875% 2017                                                      39800   52238
10.375% 2009                                                   33,500  41,718
12.00% 2013                                                      10000   14631
7.25% 2004                                                       11150   11967
3.626% 2002 (1)                                                  11000   11099 44.97%
7.125% 2023                                                     6,750   7,602
5.875% 1999                                                     5,000   5,008
14.25% 2002                                                       2000    2621
13.125% 2001                                                      1500    1839
9.00% 1998                                                      1,250   1,269

Federal Agency Obligations - Mortgage
  Pass-Throughs (2) - 16.44%
Government National Mortgage Assn.:
 7.00% 2018-2024                                                 16375   16751
 8.50% 2021-2026                                                 11711   12397
 9.50% 2019-2021                                                  4876    5293
 6.50% 2027                                                       3975    3912
 7.375% 2024                                                      3420    3504
 10.00% 2019                                                      2939    3287  10.18
 6.875% 2018                                                      1911    1964
 9.00% 2009-2016                                                  1193    1283
 10.50% 2019                                                       134     152
 11.00% 2019                                                        46      53
 12.00% 2012-2014                                                    7       8
Fannie Mae (formerly Federal National Mortgage Assn.):
 8.00% 2024                                                       7288    7610
 8.50% 2023                                                       5268    5530
 7.50% 2009-2027                                                  4274    4375
 10.00% 2018                                                      3698    4065   5.88
 7.00% 2010-2027                                                  3403    3431
 9.00% 2011-2025                                                  2882    3068
Feddie Mac (formerly Federal Home Loan Mortgage Corp.):
 9.00% 2021-2022                                                  1589    1707
 9.50% 2016                                                       107     114     .38
 12.00% 2010                                                         2       2

Collateralized Mortgage Obligations
 (Privately Originated) (2) - 13.65%
Prudential-Bache CMO Trust III, 9.44% 2018                       14000   14648   3.06
GE Capital Mortgage Services, Inc.:
 Series 1994-15, Class A-10, 6.00% 2009                           8000  7,560
 Series 1995-10, Class A-1, 7.00% 2010                            6833  6,850    3.02
Westam Mortgage, Class 4-H, 8.95% 2018                           11000 11,656    2.44
Morgan Stanley Capital I, Series 1997-HF1,
 Class A-1, 6.86% 2006 (3)                                        4924    5019   1.05
Merrill Lynch Mortgage Investors, Inc.:
 Series 1997-C1, Class A-1, 6.95% 2029                          2,925   2,987
 Series 1995-C3, Class A-2, 6.847% 2025 (4)                     1,500   1,522     .94
Structured Asset Securities Corp., Series 1996-CFL,
 Class A1-C, 5.944% 2028                                          4316    4292    .90
AMRESCO Commercial Mortgage Funding I Corp.,
 Series 1997-C1, Class A-1, 6.73% 2029                            3928    3981    .83
J.P. Morgan Commercial Mortgage Finance Corp., Series 1995-C1,
 Class A2, 7.403% 2010 (4)                                        3000    3133    .66
DLJ Mortgage Acceptance Corp., Series 1995-CF2,
 Class A-1B, 6.85% 2027 (3)                                       2250    2285    .48
Prudential Home Mortgage Securities Co., Inc., Series 1992-33,
 Class A-12, 7.50% 2022                                           1289    1286    .27
Asset-Backed Obligations (2) - 9.13%
ContiMortgage Home Equity Loan Trust 1996-4,
 Class A-4, 6.37% 2011                                           12000 11,963    2.51
Green Tree Financial Corp.:
 Series 1995-9, Class A-5, 6.80% 2027                             5000    5034
 Series 1995-3, Class A-5, 7.30% 2025                             2050    2092   1.91
 Series 1996-10, Class A-5, 6.83% 2028                            2000    2009
UCFL Acceptance Corp., Series 1996-D1,
 Class A-5, 6.918% 2019                                           8500  8,594    1.80
Standard Credit Card Master Trust 1991-3, Class A,
 8.875% 1999                                                      5500    5589   1.17
California Infrasturcture and Economic Development Bank Special
 Purpose Trust PG&E-1, Series 1997-1, Class A-6, 6.32% 2005       5500    5507   1.15
EQCC Home Equity Loan Asset-Backed Certificates,
 Series 1996-A, Class A-2, 6.95% 2012                             2000    2024    .42
IMC Home Equity Loan Trust, Series 1996-2,
 Class A-2, 6.78% 2011                                             797    795     .17
Collateralized Mortgage Obligations
 (Federal Agencies) (2) - 3.64%
Feddie Mac:
 Series 1567, Class A, 6.15% 2023 (4)                             9577    9026
 Series 1948, Class PJ, 6.65% 2027                                4000    3941
 Series 1716, Class A, 6.50% 2009                                 2250    2198
 Series 1507, Class JZ, 7.00% 2023                                 548     544   3.46
 Series 83-B, Class B-3, 12.50% 2013                               409     448
 Series 1983, Class FB, 6.25% 2026 (4)                             391     392
 Fannie Mae, Series 1994-4, Class ZA, 6.50% 2024                   904     841    .18
Federal Agency Obligations - Other - 3.08%
Freddie Mac, 6.555% 2006                                          8500    8383   1.76
FNSM Principal STRIPS:
 0%/8.62% 2022 (5)                                                4500    4430
 0%/8.25% 2022 (5)                                                2000    1882   1.32
Federal Collateralized Mortgage Obligations
 (Privately Originated) (2) - 1.04%
Fannie Mae, 6.85% 2026                                            5087    4992   1.04

Financial - 0.25%
Signal Capital Corp. 9.95% 2006                                   1150    1182    .25

Telephone Utilities - 0.20%
BellSouth Savings and Security ESOP Trust 9.125% 2003              890     957    .20
                                                                      ----------------
TOTAL BONDS & NOTES (cost: $431,559,000)                              441,341   92.40
                                                                      ----------------

Short-Term Securities
------------------------------------------------
Corporate Short-Term Notes - 9.22%
General Electric Capital Corp.  5.80% due 12/1/97                17700   17697   3.71
International Lease Finance Corp.  5.52% due 12/16/97            17400   17357   3.63
Kellogg Co.  5.50% due 12/12/97                                   9000    8984   1.88

                                                                      ----------------
TOTAL SHORT-TERM SECURITIES (cost: $44,038,000)                          44038   9.22
                                                                      ----------------
TOTAL INVESTMENT SECURITIES (cost: $475,597,000)                        485379 101.62

Excess of payables over cash and receivables                            7,730    1.62
                                                                      ----------------
NET ASSETS                                                            $477,649100.00%
                                                                      ================

(1) Index-linked bond, which is a floating rate bond whose principal amount moves with a government retail price index.

(2) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity of these securities is shorter than the stated maturity.

(3) Purchased in a private placement transaction;
  resale to the public may require registration or sale only to qualified institutional buyers.
(4) Coupon rate may change periodically.

(5) Step bond; coupon rate will
  increase at a later date.

 See Notes to Financial Statements


American Variable Insurance Series
Cash Management Fund
Investment Portfolio, November 30, 1997

                                                     Principa  Market
                                                      Amount    Value Percent of
Short-Term Securities                                  (000)    (000) Net Assets


Corporate Short-Term Notes - 71.95%
General Mills, Inc. 5.62%-5.65% due 1/7-1/9/98        $ 8,500 $  8,448   3.52%
General Electric Capital Corp. 5.48% due 12/8/97       8,000    7,990    3.33
Beneficial Corp. 5.50% due 12/12-12/19/97              8,000    7,980    3.33
Sherwin-Williams Co. 5.48% due 12/5/97 (1)             7,500    7,494    3.13
Gillette Co. 5.48% due 12/5/97 (1)                     7,300    7,295    3.04
J.C. Penney Funding Corp. 5.60%-5.70% due 1/5-1/12/98  7,300    7,253    3.02
Gannett Co., Inc. 5.67%-5.75% due 1/8-1/15/98 (1)      7,300    7,250    3.02
Merck & Co., Inc. 5.47% due 12/1/97                    7,100    7,099    2.96
Atlantic Richfield Co. 5.47% due 12/22/97              7,000    6,977    2.91
Pfizer Inc 5.50% due 12/2/97 (1)                       6,500    6,498    2.71
Procter & Gamble Co. 5.49% due 12/9/97                 6,000    5,992    2.50
H.J. Heinz Co. 5.48%-5.60% due 12/4/97-1/5/98          6,000    5,991    2.49
SBC Communications Inc. 5.52% due 12/8/97 (1)          5,500    5,493    2.29
Bell Atlantic Financial Services, Inc. 5.68%-5.70%
 due 1/14-1/16/98                                      5,500    5,460    2.28
E.I. du Pont de Nemours and Co. 5.55% due 12/11/97     5,400    5,391    2.25
A.I. Credit Corp. 5.52% due 12/3/97                    5,300    5,298    2.21
Kellogg Co. 5.63% due 1/15/98                          5,200      5164   2.15
Xerox Corp. 5.49% due 12/2/97                          5,000    4,999    2.08
Electronic Data Systems Corp. 5.49% due 12/11/97 (1)   5,000    4,992    2.08
Hershey Foods Corp. 5.50% due 12/11/97                 5,000      4992   2.08
American Express Credit Corp. 5.49% due 12/16/97       5,000    4,988    2.08
Ameritech Corp. 5.50% due 12/16/97 (1)                 5,000      4988   2.08
Albertson's, Inc. 5.57% due 12/16/97                   5,000    4,988    2.08
Yale University 5.50% due 12/23/97                     5,000      4982   2.08
Wal-Mart Stores, Inc. 5.52% due 12/1/97                4,300    4,299    1.79
Ford Motor Credit Co. 5.71% due 1/6/98                 3,800      3778   1.58
Commercial Credit Co. 5.48% due 12/4/97                3,400    3,398    1.42
Lucent Technologies Inc. 5.48% due 12/2/97             3,000      2999   1.25
Schering Corp. 5.53% due 12/23/97                      3,000      2989   1.25
Pitney Bowes Credit Corp. 5.60% due 1/9/98             3,000    2,981    1.24
Duke Energy Corp. 5.50% due 12/12/97                   2,200    2,196     .92
Motorola Credit Corp. 5.60% due 12/31/97                 1930     1921    .80

Federal Agency Obligations - 23.14%
Freddie Mac (formerly Federal Home Loan
 Mortgage Corp.) 5.43%-5.50% due 12/11-12/31/97       31,700     31607  13.17
Fannie Mae (formerly Federal National
 Mortgage Assn.) 5.46%-5.50% due 12/8-12/19/97        16,080     16049   6.70
Federal Home Loan Banks 5.50%-5.53% due 1/9-1/14/98    7,900      7850   3.27

Certificates of Deposit - 4.16%
Morgan Guaranty Trust Co. of New York 5.59% due 12/19    5000     5000   2.08
Wachovia Corp. 5.52% due 12/8/97                         5000     5000   2.08

Bankers' Acceptances - 0.83%
BankAmerica Corp. 5.50% due 12/29/97                   2,000      1991   0.83
                                                             -------------------
TOTAL INVESTMENT SECURITIES (cost: $240,060,000)                240060 100.08
Excess of payables over cash and receivables                       185   0.08
                                                             -------------------
NET ASSETS                                                   $239,875  100.00%
                                                             ===================

(1) Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers.

See Notes to Financial Statements

American Variable Insurance Series
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
at November 30, 1997
(dollars
in
thousands)                              Global              Inter-   Growth-
                                        Growth    Growth  national    Income
                                          Fund      Fund      Fund      Fund
---------------------------------    ----------------------------------------
ASSETS:
Investment securities at market       $126,392 $4,716,994$2,662,886$6,570,298
Cash                                         5       114        32       233
Receivables for-
 Sales of investments                      414    30,779     7,685    13,709
 Sales of fund's shares                     31        73        31        52
 Open forward currency
  contracts                                 -         -      1,826        -
 Dividends and accrued
  interest                                 151       991     5,911    11,431
                                      --------- --------- --------- ----------
                                       126,993 4,748,951 2,678,371 6,595,723
LIABILITIES:                          --------- --------- --------- ----------
Payables for-
 Purchases of investments                  136     1,264    16,184     5,575
 Repurchases of fund's shares               11       652       422     1,103
 Management services                        69     1,548     1,253     1,887
 Distribution fees - Class 2 (1)             9        14
 Accrued expenses                            6        90       384       119
                                      --------- --------- --------- ----------
                                           231     3,568    18,252     8,713
NET ASSETS AT                        ----------------------------------------
 November 30, 1997                    $126,762 $4,745,383$2,660,119$6,587,010
                                     =========================================
Investment securities at cost         $127,917 $3,389,105$2,385,297$4,867,544
                                     =========================================

Class 1 (unlimited shares authorized):
 Net Assets                            $80,271 $4,670,771$2,612,322$6,429,794
 Shares of beneficial interest
  outstanding                        7,559,756 93,190,502162,594,75160,872,178
 Net asset value per share              $10.62    $50.12    $16.07    $39.97

Class 2 (unlimited shares authorized) (1):
 Net Assets                            $46,491   $74,612   $47,797  $157,216
 Shares of beneficial interest
  outstanding                        4,381,550 1,489,554 2,976,975 3,935,910
 Net asset value per share              $10.61    $50.09    $16.06    $39.94

                                                                        U.S.
                                                                   Government/
                                         Asset           High-YieldAAA-Rated
                                     Allocation     Bond      Bond Securities
                                          Fund      Fund      Fund      Fund
                                     ----------------------------------------

ASSETS:
Investment securities at market      $1,427,221 $142,313  $771,134  $485,379
Cash                                     1,113        62       929        26
Receivables for-
 Sales of investments                       -         -      1,885        -
 Sales of fund's shares                     45        15        11        -
 Open forward currency
  contracts                                 -          7       147        -
 Dividends and accrued
  interest                               8,418     1,717    13,884     3,984
                                      --------- --------- --------- ----------
                                     1,436,797   144,114   787,990   489,389
LIABILITIES:                          --------- --------- --------- ----------
Payables for-
 Purchases of investments                1,055       103     1,434    11,447
 Repurchases of fund's shares              204        21       158        78
 Management services                       518        60       317       198
 Distribution fees - Class 2 (1)
 Accrued expenses                           31         2        19        15
                                      --------- --------- --------- ----------
                                         1,815       188     1,932    11,740
NET ASSETS AT                        ----------------------------------------
 November 30, 1997                   $1,434,982 $143,926  $786,058  $477,649
                                     =========================================
Investment securities at cost        $1,155,733 $139,229  $743,913  $475,597
                                     =========================================

Class 1 (unlimited shares authorized):
 Net Assets                          $1,393,415 $132,172  $765,413  $470,624
 Shares of beneficial interest
  outstanding                        86,209,60812,449,55851,175,56242,109,994
 Net asset value per share              $16.16    $10.62    $14.96    $11.18

Class 2 (unlimited shares authorized) (1):
 Net Assets                            $41,567   $11,754   $20,645    $7,025
 Shares of beneficial interest
  outstanding                        2,573,220 1,107,877 1,381,229   628,985
 Net asset value per share              $16.15    $10.61    $14.95    $11.17

                                          Cash
                                     Management
                                          Fund     Total
                                     --------------------

ASSETS:
Investment securities at market       $240,060 $17,142,677
Cash                                        39     2,553
Receivables for-
 Sales of investments                       -     54,472
 Sales of fund's shares                     -        258
 Open forward currency
  contracts                                 -      1,980
 Dividends and accrued
  interest                                  72    46,559
                                      --------- ----------
                                       240,171 17,248,499
LIABILITIES:                          --------- ----------
Payables for-
 Purchases of investments                   -     37,198
 Repurchases of fund's shares              195     2,844
 Management services                        92     5,942
 Distribution fees - Class 2 (1)                      78
 Accrued expenses                            7       673
                                      --------- ----------
                                           296    46,735
NET ASSETS AT                        --------------------
 November 30, 1997                    $239,875 $17,201,764
                                     =====================
Investment securities at cost         $240,060 $13,524,395
                                     =====================

Class 1 (unlimited shares authorized):
 Net Assets                           $226,046
 Shares of beneficial interest
  outstanding                        20,316,468
 Net asset value per share              $11.13

Class 2 (unlimited shares authorized) (1):
 Net Assets                            $13,829
 Shares of beneficial interest
  outstanding                        1,243,706
 Net asset value per share              $11.12



1  Shares offered for sale
 commencing on April 30, 1997.

See Notes to Financial Statements

American Variable Insurance Series         (dollars
FINANCIAL STATEMENTS                             in
                                           thousands)
Statement of Operations
for the year ended November 30, 1997


                                             Global            Inter-      Growth-
                                             Growth   Growth national       Income
                                           Fund (1)     Fund     Fund         Fund
                                           ---------------------------   ---------
INVESTMENT INCOME:
Income:
 Dividends                                     $439  $18,508  $49,121      $96,848
 Interest                                       473   24,088   10,452       43,091
                                           ---------------------------  ----------
                                                912   42,596   59,573      139,939
                                           ---------------------------  ----------
Expenses:
 Management services fee                        310   17,154   15,477       21,263
 Distribution fees - Class 2 (2)                 32       46       34           99
 Reports to shareholders                          1      119       78          166
 Registration statement and
  prospectus                                      1       77       46          102
 Postage, stationery and
  supplies                                        1       67       47           98
 Trustees' fees                                   -       52       34           73
 Auditing and legal fees                          -       49       32           71
 Custodian fee                                   15      125    2,039          146
 Taxes other than federal
  income tax                                      -       52       32           70
 Other expenses                                   3       34      160           44
                                           ---------------------------  ----------
                                                363   17,775   17,979       22,132
                                           ---------------------------  ----------
 Net investment income                          549   24,821   41,594      117,807
                                           ---------------------------  ----------
REALIZED GAIN (LOSS) AND
 UNREALIZED APPRECIATION
 (DEPRECIATION) ON INVESTMENTS:
Realized gain (loss)                            (99) 561,323  277,748      631,933
                                           ---------------------------  ----------
Net change in unrealized appreciation
 (depreciation) on investments               (1,529) 342,407  (93,902)     464,898
Net increase in unrealized appreciation
 on open forward currency contracts               -        -    1,826            -
                                           ---------------------------  ----------
Net unrealized appreciation
 (depreciation)                              (1,529) 342,407  (92,076)     464,898
                                           ---------------------------  ----------
Net realized gain (loss) and
 unrealized appreciation (depreciation)
 on investments                              (1,628) 903,730  185,672    1,096,831
                                           ---------------------------  ----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS           $(1,079)$928,551 $227,266   $1,214,638
                                           ===========================   =========


                                                                              U.S.
                                                                High-  Government/
                                              Asset             Yield    AAA-Rated
                                           Allocatio    Bond     Bond   Securities
                                               Fund     Fund     Fund         Fund
                                           ------------------------------------------
INVESTMENT INCOME:
Income:
 Dividends                                  $16,612   $  124     $447            -
 Interest                                    35,802    7,467   68,229      $35,077
                                           ---------------------------  ----------
                                             52,414    7,591   68,676       35,077
                                           ---------------------------  ----------
Expenses:
 Management services fee                      5,806      557    3,624        2,444
 Distribution fees - Class 2 (2)                 26        7       14            5
 Reports to shareholders                         36        3       21           14
 Registration statement and
  prospectus                                     22        2       12            8
 Postage, stationery and
  supplies                                       21        2       12            8
 Trustees' fees                                  16        1        9            7
 Auditing and legal fees                         15        1        9            7
 Custodian fee                                   57        7       39           24
 Taxes other than federal
  income tax                                     16        2       10            7
 Other expenses                                  12        2        8            7
                                           ---------------------------  ----------
                                              6,027      584    3,758        2,531
                                           ---------------------------  ----------
 Net investment income                       46,387    7,007   64,918       32,546
                                           ---------------------------  ----------
REALIZED GAIN (LOSS) AND
 UNREALIZED APPRECIATION
 (DEPRECIATION) ON INVESTMENTS:
Realized gain (loss)                         78,404    1,649   14,913       (9,383)
                                           ---------------------------  ----------
Net change in unrealized appreciation
 (depreciation) on investments               86,689    1,006    4,975        6,202
Net increase in unrealized appreciation
 on open forward currency contracts               -        1      147            -
                                           ------------------------------------------
Net unrealized appreciation
 (depreciation)                              86,689    1,007    5,122        6,202
                                           ------------------------------------------
Net realized gain (loss) and
 unrealized appreciation (depreciation)
 on investments                             165,093    2,656   20,035       (3,181)
                                           ---------------------------  ----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS          $211,480   $9,663  $84,953      $29,365
                                           ==========================================


                                               Cash
                                            Manage-
                                               ment
                                               Fund    Total
                                           ------------------
INVESTMENT INCOME:
Income:
 Dividends                                        - $182,099
 Interest                                   $13,554  238,233
                                           -------------------
                                             13,554  420,332
                                           -------------------
Expenses:
 Management services fee                      1,113   67,748
 Distribution fees - Class 2 (2)                 11      274
 Reports to shareholders                          7      445
 Registration statement and
  prospectus                                      8      278
 Postage, stationery and
  supplies                                        4      260
 Trustees' fees                                   4      196
 Auditing and legal fees                          3      187
 Custodian fee                                   12    2,464
 Taxes other than federal
  income tax                                      4      193
 Other expenses                                   6      276
                                           -------------------
                                              1,172   72,321
                                           -------------------
 Net investment income                       12,382  348,011
                                           -------------------
REALIZED GAIN (LOSS) AND
 UNREALIZED APPRECIATION
 (DEPRECIATION) ON INVESTMENTS:
Realized gain (loss)                              - 1,556,488
                                           -------------------
Net change in unrealized appreciation
 (depreciation) on investments                    -  810,746
Net increase in unrealized appreciation
 on open forward currency contracts               -    1,974
                                           -------------------
Net unrealized appreciation
 (depreciation)                                   -  812,720
                                           -------------------
Net realized gain (loss) and
 unrealized appreciation (depreciation)
 on investments                                     2,369,208
                                           -------------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS           $12,382 $2,717,219
                                           ==================


1 For the period April 30, 1997, commencement of operations, through November 30, 1997.

2 Shares offered for sale commencing on April 30, 1997.

See Notes to Financial Statements

American Variable Insurance Series
FINANCIAL STATEMENTS

Statement of Changes in Net Assets                     Global
                                                  Growth Fund   Growth Fund
                                                     --------      --------
                                                 Period ended    Year ended       Year ended
                                                 November 30,  November 30,     November 30,
                                                     1997 (1)          1997             1996
----------------------------------                   --------      --------         --------
OPERATIONS:
Net investment income                                    $549       $24,821          $20,827
Net realized gain (loss) on investments                   (99)      561,323          269,265
Net unrealized appreciation (depreciation)
 on investments                                        (1,529)      342,407          183,049
                                                     --------      --------         --------
 Net increase (decrease) in net assets
  resulting from operations                            (1,079)      928,551          473,141
                                                     --------      --------         --------
DIVIDENDS AND DISTRIBUTIONS
 PAID TO SHAREHOLDERS:
Dividends from net investment income:
 Class 1                                                 (176)      (24,809)         (24,246)
 Class 2 (3)
                                                     --------      --------         --------
Total dividends from net investment income
Distributions from net realized gain on
 investments                                                -      (268,039)        (259,930)
                                                     --------      --------         --------
Total dividends and distributions                        (238)     (292,898)        (284,176)
                                                     --------      --------         --------
CAPITAL SHARE TRANSACTIONS:
 Class 1:
  Proceeds from shares sold                            81,956       238,801          506,249
  Proceeds from shares issued on reinvestment
   of dividends and distributions                         176       292,848          284,176
  Cost of shares repurchased                           (6,631)     (354,956)        (273,482)
                                                     --------      --------         --------
  Net increase (decrease) from Class 1 transac         75,501       176,693          516,943
                                                     --------      --------         --------
 Class 2: (3)
  Proceeds from shares sold                            47,516        72,649                -
  Proceeds from shares issued on reinvestment
   of dividends                                            62            50                -
  Cost of shares repurchased                                -           (11)               -
                                                     --------      --------         --------
  Net increase from Class 2 transactions               47,578        72,688                -
 Net increase (decrease) in net                      --------      --------         --------
  assets resulting from capital share
  transactions                                        123,079       249,381          516,943
                                                     --------      --------         --------
TOTAL INCREASE (DECREASE) IN NET ASSETS               121,762       885,034          705,908

NET ASSETS:
Beginning of year                                   5,000 (4)     3,860,349        3,154,441
                                                     --------      --------         --------
End of year                                          $126,762    $4,745,383       $3,860,349
                                                 ============  ============     ============
Undistributed net investment income                      $311        $4,612           $4,638
                                                 ============  ============     ============
SHARES OF BENEFICIAL INTEREST:
 Class 1:
  Shares sold                                       7,649,183     5,361,345       12,825,093
  Shares issued on reinvestment of dividends
   and distributions                                   15,620     7,259,293        7,512,662
  Shares repurchased                                 (605,047)   (8,120,252)      (7,086,581)
                                                  -----------      --------         --------
   Net increase (decrease) in shares outstandi      7,059,756     4,500,386       13,251,174
                                                 ============  ============     ============
 Class 2: (3)
  Shares sold                                       4,376,072     1,488,730                -
  Shares issued on reinvestment of dividends            5,510         1,040                -
  Shares repurchased                                      (32)         (216)               -
                                                     --------      --------         --------
   Net increase in shares outstanding               4,381,550     1,489,554                -
                                                 ============  ============     ============

                                              International Fund            Growth-Income Fund
                                                     --------                       --------
                                                   Year ended    Year ended       Year ended
                                                 November 30,  November 30,     November 30,
                                                         1997          1996             1997
----------------------------------                   --------      --------         --------
OPERATIONS:
Net investment income                                 $41,594       $40,449         $117,807
Net realized gain (loss) on investments               277,748        96,629          631,933
Net unrealized appreciation (depreciation)
 on investments                                       (92,076)      177,135          464,898
                                                     --------      --------         --------
 Net increase (decrease) in net assets
  resulting from operations                           227,266       314,213        1,214,638
                                                     --------      --------         --------
DIVIDENDS AND DISTRIBUTIONS
 PAID TO SHAREHOLDERS:
Dividends from net investment income:
 Class 1                                              (43,541)      (42,718)        (112,850)
 Class 2 (3)
                                                     --------      --------         --------
Total dividends from net investment income                                                         (1
Distributions from net realized gain on
 investments                                          (94,763)      (35,844)        (373,625)
                                                     --------      --------         --------
Total dividends and distributions                    (138,470)      (78,562)        (487,043)
                                                     --------      --------         --------
CAPITAL SHARE TRANSACTIONS:
 Class 1:
  Proceeds from shares sold                           208,181       412,624          258,887
  Proceeds from shares issued on reinvestment
   of dividends and distributions                     138,304        78,562          486,475
  Cost of shares repurchased                         (196,240)      (60,680)        (287,990)
                                                     --------      --------         --------
  Net increase (decrease) from Class 1 transac        150,245       430,506          457,372
                                                     --------      --------         --------
 Class 2: (3)
  Proceeds from shares sold                            51,308             -          152,837
  Proceeds from shares issued on reinvestment
   of dividends                                           166              -             568
  Cost of shares repurchased                              (24)            -               (2)
                                                     --------      --------         --------
  Net increase from Class 2 transactions               51,450             -          153,403
 Net increase (decrease) in net                      --------      --------         --------
  assets resulting from capital share
  transactions                                        201,695       430,506          610,775
                                                     --------      --------         --------
TOTAL INCREASE (DECREASE) IN NET ASSETS               290,491       666,157        1,338,370

NET ASSETS:
Beginning of year                                   2,369,628     1,703,471        5,248,640
                                                     --------      --------         --------
End of year                                        $2,660,119    $2,369,628       $6,587,010
                                                 ============  ============     ============
Undistributed net investment income                    $9,642        $7,669          $29,653
                                                 ============  ============     ============
SHARES OF BENEFICIAL INTEREST:
 Class 1:
  Shares sold                                      12,876,841    28,612,329        7,261,018
  Shares issued on reinvestment of dividends
   and distributions                                8,982,981     5,605,115       14,498,052
  Shares repurchased                              (11,853,859)   (4,238,963)      (7,793,511)
                                                     --------      --------         --------
   Net increase (decrease) in shares outstandi     10,005,963    29,978,481       13,965,559
                                                 ============  ============     ============
 Class 2: (3)
  Shares sold                                       2,969,078             -        3,921,601
  Shares issued on reinvestment of dividends            9,366              -          14,358
  Shares repurchased                                   (1,469)            -              (49)
                                                     --------      --------         --------
   Net increase in shares outstanding               2,976,975             -        3,935,910
                                                 ============  ============     ============
                                                      Growth-        Asset
                                                  Income Fund Allocation Fund
                                                   ----------      --------        ---------


                                                   Year ended    Year ended       Year ended
                                                 November 30,  November 30,     November 30,
                                                         1996          1997             1996
                                                     --------      --------         --------
OPERATIONS:
Net investment income                                $101,854       $46,387          $38,391
Net realized gain (loss) on investments               373,978        78,404           72,509
Net unrealized appreciation (depreciation)
 on investments                                       407,012        86,689           62,633
                                                     --------      --------         --------
 Net increase (decrease) in net assets
  resulting from operations                           882,844       211,480          173,533
                                                     --------      --------         --------
DIVIDENDS AND DISTRIBUTIONS
 PAID TO SHAREHOLDERS:
Dividends from net investment income:
 Class 1                                             (101,529)      (43,924)         (36,923)
 Class 2 (3)
                                                     --------      --------         --------
Total dividends from net investment income
Distributions from net realized gain on
 investments                                         (159,645)      (72,976)         (30,506)
                                                     --------      --------         --------
Total dividends and distributions                    (261,174)     (117,167)         (67,429)
                                                     --------      --------         --------
CAPITAL SHARE TRANSACTIONS:
 Class 1:
  Proceeds from shares sold                           540,891        94,533          131,175
  Proceeds from shares issued on reinvestment
   of dividends and distributions                     261,174       116,900           67,429
  Cost of shares repurchased                         (128,364)      (52,765)         (33,309)
                                                     --------      --------         --------
  Net increase (decrease) from Class 1 transac        673,701       158,668          165,295
                                                     --------      --------         --------
 Class 2: (3)
  Proceeds from shares sold                                 -        40,846                -
  Proceeds from shares issued on reinvestment
   of dividends                                              -          267                 -
  Cost of shares repurchased                                -          (203)               -
                                                     --------      --------         --------
  Net increase from Class 2 transactions                    -        40,910                -
 Net increase (decrease) in net                      --------      --------         --------
  assets resulting from capital share
  transactions                                        673,701       199,578          165,295
                                                     --------      --------         --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             1,295,371       293,891          271,399

NET ASSETS:
Beginning of year                                   3,953,269     1,141,091          869,692
                                                     --------      --------         --------
End of year                                        $5,248,640    $1,434,982       $1,141,091
                                                 ============  ============     ============
Undistributed net investment income                   $25,264       $12,170           $9,974
                                                 ============  ============     ============
SHARES OF BENEFICIAL INTEREST:
 Class 1:
  Shares sold                                      16,813,646     6,313,389        9,441,738
  Shares issued on reinvestment of dividends
   and distributions                                8,475,637     8,150,386        4,980,163
  Shares repurchased                               (4,001,696)   (3,428,456)      (2,391,438)
                                                     --------      --------         --------
   Net increase (decrease) in shares outstandi     21,287,587    11,035,319       12,030,463
                                                 ============  ============     ============
 Class 2: (3)
  Shares sold                                               -     2,569,382                -
  Shares issued on reinvestment of dividends                 -       16,640                 -
  Shares repurchased                                        -       (12,802)               -
                                                     --------      --------         --------
   Net increase in shares outstanding                       -     2,573,220                -
                                                 ============  ============     ============


                                                    Bond Fund               High-Yield Bond Fund
                                                     --------                       --------


                                                   Year ended    Year ended       Year ended
                                                 November 30,  November 30,     November 30,
                                                         1997      1996 (2)             1997
                                                     --------      --------         --------
OPERATIONS:
Net investment income                                  $7,007        $2,470          $64,918
Net realized gain (loss) on investments                 1,649            38           14,913
Net unrealized appreciation (depreciation)
 on investments                                         1,007         2,083            5,122
                                                     --------      --------         --------
 Net increase (decrease) in net assets
  resulting from operations                             9,663         4,591           84,953
                                                     --------      --------         --------
DIVIDENDS AND DISTRIBUTIONS
 PAID TO SHAREHOLDERS:
Dividends from net investment income:
 Class 1                                               (5,948)       (1,349)         (61,513)
 Class 2 (3)
                                                     --------      --------         --------
Total dividends from net investment income
Distributions from net realized gain on
 investments                                                -             -                -
                                                     --------      --------         --------
Total dividends and distributions                      (6,074)       (1,349)         (61,900)
                                                     --------      --------         --------
CAPITAL SHARE TRANSACTIONS:
 Class 1:
  Proceeds from shares sold                            52,881        73,438           74,311
  Proceeds from shares issued on reinvestment
   of dividends and distributions                       5,948         1,349           61,513
  Cost of shares repurchased                           (7,585)       (1,604)         (55,586)
                                                     --------      --------         --------
  Net increase (decrease) from Class 1 transac         51,244        73,183           80,238
                                                     --------      --------         --------
 Class 2: (3)
  Proceeds from shares sold                            11,571             -           20,198
  Proceeds from shares issued on reinvestment
   of dividends                                           126              -             387
  Cost of shares repurchased                              (29)            -               (3)
                                                     --------      --------         --------
  Net increase from Class 2 transactions               11,668             -           20,582
 Net increase (decrease) in net                      --------      --------         --------
  assets resulting from capital share
  transactions                                         62,912        73,183          100,820
                                                     --------      --------         --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                66,501        76,425          123,873

NET ASSETS:
Beginning of year                                      77,425     1,000 (5)          662,185
                                                     --------      --------         --------
End of year                                          $143,926       $77,425         $786,058
                                                 ============  ============     ============
Undistributed net investment income                    $2,081        $1,121          $17,389
                                                 ============  ============     ============

SHARES OF BENEFICIAL INTEREST:
 Class 1:
  Shares sold                                       5,092,091     7,434,995        5,078,465
  Shares issued on reinvestment of dividends
   and distributions                                  579,221       137,024        4,250,842
  Shares repurchased                                 (732,975)     (160,798)      (3,792,325)
                                                     --------      --------         --------
   Net increase (decrease) in shares outstandi      4,938,337     7,411,221        5,536,982
                                                 ============  ============     ============
 Class 2: (3)
  Shares sold                                       1,098,637             -        1,355,310
  Shares issued on reinvestment of dividends           12,011              -          26,144
  Shares repurchased                                   (2,771)            -             (225)
                                                     --------      --------         --------
   Net increase in shares outstanding               1,107,877             -        1,381,229
                                                 ============  ============     ============
                                                              U.S. Government/
                                                                  AAA-Rated
                                                              Securities Fund
                                                                   --------
                                                   Year ended    Year ended       Year ended
                                                 November 30,  November 30,     November 30,
                                                         1996          1997             1996
                                                     --------      --------         --------

OPERATIONS:
Net investment income                                 $55,086      $ 32,546          $38,502
Net realized gain (loss) on investments                 4,194        (9,383)          (2,883)
Net unrealized appreciation (depreciation)
 on investments                                        17,642         6,202           (8,951)
                                                     --------      --------         --------
 Net increase (decrease) in net assets
  resulting from operations                            76,922        29,365           26,668
                                                     --------      --------         --------
DIVIDENDS AND DISTRIBUTIONS
 PAID TO SHAREHOLDERS:
Dividends from net investment income:
 Class 1                                              (53,386)      (34,740)         (38,383)
 Class 2 (3)
                                                     --------      --------         --------
Total dividends from net investment income
Distributions from net realized gain on
 investments                                                -             -                -
                                                     --------      --------         --------
Total dividends and distributions                     (53,386)      (34,863)         (38,383)
                                                     --------      --------         --------
CAPITAL SHARE TRANSACTIONS:
 Class 1:
  Proceeds from shares sold                            91,739        23,001           39,469
  Proceeds from shares issued on reinvestment
   of dividends and distributions                      53,386        34,740           38,383
  Cost of shares repurchased                          (40,681)      (93,774)         (96,167)
                                                     --------      --------         --------
  Net increase (decrease) from Class 1 transac        104,444       (36,033)         (18,315)
                                                     --------      --------         --------
 Class 2: (3)
  Proceeds from shares sold                                 -         8,344                -
  Proceeds from shares issued on reinvestment
   of dividends                                              -          123                -
  Cost of shares repurchased                                -        (1,538)               -
                                                     --------      --------         --------
  Net increase from Class 2 transactions                    -         6,929                -
 Net increase (decrease) in net                      --------      --------         --------
  assets resulting from capital share
  transactions                                        104,444       (29,104)         (18,315)
                                                     --------      --------         --------
TOTAL INCREASE (DECREASE) IN NET ASSETS               127,980       (34,602)         (30,030)

NET ASSETS:
Beginning of year                                     534,205       512,251          542,281
                                                     --------      --------         --------
End of year                                          $662,185      $477,649         $512,251
                                                 ============  ============     ============
Undistributed net investment income                   $14,357        $7,461           $9,778
                                                 ============  ============     ============
SHARES OF BENEFICIAL INTEREST:
 Class 1:
  Shares sold                                       6,502,188     2,087,594        3,523,988
  Shares issued on reinvestment of dividends
   and distributions                                3,834,396     3,195,318        3,478,224
  Shares repurchased                               (2,875,119)   (8,543,011)      (8,689,601)
                                                     --------      --------         --------
   Net increase (decrease) in shares outstandi      7,461,465    (3,260,099)      (1,687,389)
                                                 ============  ============     ============
 Class 2: (3)
  Shares sold                                               -       756,866                -
  Shares issued on reinvestment of dividends                 -       11,218                -
  Shares repurchased                                        -      (139,099)               -
                                                     --------      --------         --------
   Net increase in shares outstanding                       -       628,985                -
                                                 ============  ============     ============
                                                         Cash          Cash
                                              Management Fund Management Fund
                                                     --------      --------
                                                   Year ended    Year ended
                                                 November 30,  November 30,
                                                         1997          1996
                                                     --------      --------

OPERATIONS:
Net investment income                                 $12,382          10939
Net realized gain (loss) on investments                     -             -
Net unrealized appreciation (depreciation)
 on investments                                             -             -
                                                     --------       -------
 Net increase (decrease) in net assets
  resulting from operations                            12,382        10,939
                                                     --------      --------
DIVIDENDS AND DISTRIBUTIONS
 PAID TO SHAREHOLDERS:
Dividends from net investment income:
 Class 1                                              (11,948)      (10,336)
 Class 2 (3)                                                                                -
                                                     --------      --------
Total dividends from net investment income                                     (10,336)
Distributions from net realized gain on
 investments                                                -             -
                                                     --------      --------
Total dividends and distributions                     (12,130)      (10,336)
                                                     --------      --------
CAPITAL SHARE TRANSACTIONS:
 Class 1:
  Proceeds from shares sold                           252,946       269,588
  Proceeds from shares issued on reinvestment
   of dividends and distributions                      11,948        10,336
  Cost of shares repurchased                         (279,424)     (233,296)
                                                     --------      --------
  Net increase (decrease) from Class 1 transac        (14,530)       46,628
                                                     --------      --------
 Class 2: (3)
  Proceeds from shares sold                            19,573             -
  Proceeds from shares issued on reinvestment
   of dividends                                           182             -
  Cost of shares repurchased                           (5,950)            -
                                                     --------      --------
  Net increase from Class 2 transactions               13,805             -
 Net increase (decrease) in net                      --------      --------
  assets resulting from capital share
  transactions                                           (725)       46,628
                                                     --------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (473)       47,231

NET ASSETS:
Beginning of year                                     240,348       193,117
                                                     --------      --------
End of year                                          $239,875      $240,348
                                                 ============  ============
Undistributed net investment income                    $3,341        $3,089
                                                 ============  ============
SHARES OF BENEFICIAL INTEREST:
 Class 1:
  Shares sold                                      22,809,829    24,337,746
  Shares issued on reinvestment of dividends
   and distributions                                1,083,759       937,903
  Shares repurchased                              (25,187,883)  (21,049,530)
                                                     --------      --------
   Net increase (decrease) in shares outstandi     (1,294,295)    4,226,119
                                                 ============  ============
 Class 2: (3)
  Shares sold                                       1,763,820             -
  Shares issued on reinvestment of dividends           16,540             -
  Shares repurchased                                 (536,654)            -
                                                     --------      --------
   Net increase in shares outstanding               1,243,706             -
                                                 ============  ============
                                                        Total
                                                   Year ended    Year ended
                                                 November 30,  November 30,
                                                         1997          1996
                                                     --------      --------
OPERATIONS:
Net investment income                                   348011        308518
Net realized gain (loss) on investments             1,556,488       813,730
Net unrealized appreciation (depreciation)
 on investments                                       812,720       840,603
                                                     --------      --------
 Net increase (decrease) in net assets
  resulting from operations                         2,717,219     1,962,851
                                                     --------      --------
DIVIDENDS AND DISTRIBUTIONS
 PAID TO SHAREHOLDERS:
Dividends from net investment income:
 Class 1                                             (339,449)     (308,870)
 Class 2 (3)                                                                                -
                                                     --------      --------
Total dividends from net investment income                                   (308,870)
Distributions from net realized gain on
 investments                                         (809,403)     (485,925)
                                                     --------      --------
Total dividends and distributions                  (1,150,783)     (794,795)
                                                     --------      --------
CAPITAL SHARE TRANSACTIONS:
 Class 1:
  Proceeds from shares sold                         1,285,497     2,065,173
  Proceeds from shares issued on reinvestment
   of dividends and distributions                   1,148,852       794,795
  Cost of shares repurchased                       (1,334,951)     (867,583)
                                                     --------      --------
  Net increase (decrease) from Class 1 transac      1,099,398     1,992,385
                                                     --------      --------
 Class 2: (3)
  Proceeds from shares sold                           424,842             -
  Proceeds from shares issued on reinvestment
   of dividends                                         1,931              -
  Cost of shares repurchased                           (7,760)            -
                                                     --------      --------
  Net increase from Class 2 transactions              419,013             -
 Net increase (decrease) in net                      --------      --------
  assets resulting from capital share
  transactions                                      1,518,411     1,992,385
                                                     --------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             3,084,847     3,160,441

NET ASSETS:
Beginning of year                                  14,116,917    10,951,476
                                                     --------      --------
End of year                                       $17,201,764   $14,111,917
                                                 ============  ============
Undistributed net investment income                   $86,660       $75,890
                                                 ============  ============
SHARES OF BENEFICIAL INTEREST:
 Class 1:
  Shares sold                                      74,529,755   109,491,723
  Shares issued on reinvestment of dividends
   and distributions                               48,015,472    34,961,124
  Shares repurchased                              (70,057,319)  (50,493,726)
                                                     --------      --------
   Net increase (decrease) in shares outstandi     52,487,908    93,959,121
                                                 ============  ============
 Class 2: (3)
  Shares sold                                      20,299,496             -
  Shares issued on reinvestment of dividends          112,827              -
  Shares repurchased                                 (693,317)            -
                                                     --------      --------
   Net increase in shares outstanding              19,719,006             -
                                                 ============  ============


1 For the period April 30, 1997, commencement of operations, through November 30, 1997.

2 For the period January 2, 1996, commencement of operations, through November 30, 1996

3  Shares offered for sale commencing
  April 30, 1997.

4 Represents initial capitalization from sale of 500,000 Class 1 shares of beneficial interest.

5 Represents initial capitalization from sale of 100,000 Class 1 shares of beneficial interest

See Notes to Financial Statements

Notes to Financial Statements

1. American Variable Insurance Series (the "series") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with nine different funds. The ninth fund, the Global Growth Fund, commenced operations on April 30, 1997. Also on that date, the series commenced dual-class operations. The assets of each fund are segregated, with each fund accounted for separately. The funds' investment objectives are as follows: Global Growth
Fund - growth of capital by investing primarily in common stocks or securities with common stock characteristics of issuers domiciled around the world; Growth Fund - growth of capital by investing primarily in common stocks or securities with common stock characteristics; International Fund - long-term growth of capital by investing primarily in securities of issuers domiciled outside the United States; Growth-Income Fund - growth of capital and income by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends; Asset Allocation Fund - high total return (including income and capital gains) consistent with long-term preservation of capital; Bond Fund - as high a level of current income as is consistent with the preservation of capital by investing primarily in fixed-income securities; High-Yield Bond Fund - high current income and secondarily capital appreciation by investing primarily in intermediate and long-term corporate obligations, with emphasis on higher yielding, higher risk, lower rated or unrated securities; U.S. Government/AAA-Rated Securities Fund - a high level of current income consistent with prudent investment risk and preservation of capital by investing primarily in a combination of securities guaranteed by the U.S. government and other debt securities rated AAA or Aaa; Cash Management Fund - high current yield while preserving capital by investing in a diversified selection of high-quality money market instruments.

  Each fund in the series is authorized to offer multiple classes of shares. Currently, each fund offers two classes of shares: Class 1 and Class 2. Class 1 shares are not subject to either an initial or contingent deferred sales charge nor have they adopted a Plan of Distribution to cover any distribution expenses. Class 2 shares are subject to certain fees pursuant to a Plan of Distribution as described below. Both classes of shares have identical voting, dividend, liquidation and other rights and shall have exclusive rights to vote on matters affecting only individual classes. Income, expenses, and any realized capital gains and losses not allocated to a particular class will be allocated to each class on the basis of the net asset value of that class in relation to net assets of the fund. Class-specific expenses will be allocated to that particular class on a specific identification basis.

  The following paragraphs summarize the significant accounting policies consistently followed by the series in the preparation of its financial statements:

 Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

 Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

 Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

 Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

 As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the series purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized. The series does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

 The series may enter into forward currency contracts, which represent an agreement to exchange currencies of different countries at a specified future date at a specified rate. The series enters into these contracts to reduce its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The series' use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The series records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the series has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments.

 Common expenses incurred by the series are allocated among the funds, based upon relative net assets. In all other respects, expenses are charged to each fund as incurred on a specific identification basis.

2. It is the series' policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

 During the year ended November 30, 1997, the High-Yield Bond Fund utilized the remaining capital loss carryforward totaling $6,501,000 to offset, for tax purposes, capital gains realized during the year up to such amount. The U.S. Government/AAA-Rated Securities Fund had available at November 30, 1997 a capital loss carryforward totaling $19,579,000, which may be used to offset capital gains realized during subsequent years through November 30, 2005. It is the intention of the fund not to make distributions from capital gains while there are capital loss carryforwards. During the year ended November 30, 1997, the amounts of tax basis net capital gains/losses on securities transactions, and the amounts of net gains related to non-U.S. currency transactions which were treated as ordinary income for federal income tax purposes; and as of November 30, 1997 the amounts for book and federal income tax purposes of unrealized appreciation and depreciation, and the cost of portfolio securities, excluding forward currency contracts, were as follows:


(dollars in thousands)

                    Global                         Growth-
                    Growth   Growth Interna-        Income
                      Fund     Fund tional Fu         Fund


Tax basis net capital
 gain (loss)          $268 $581,546 $274,229      $631,933
Tax basis net currency
 gain (loss)             -       14    1,138             -


Unrealized
 appreciation        6,548 1,513,114 517,233     1,787,152
Unrealized
 depreciation        8,073  185,225  239,644        84,398
Net unrealized
 appreciation
 (depreciation)     (1,525)1,327,889 277,589     1,702,754
Cost of portfolio
 securities        127,917 3,389,1052,385,297    4,867,544


footnote             Asset          High-YielU.S. Government/
2)                 Allocati    Bond     Bond     AAA-Rated
                      Fund     Fund     Fund Securities Fund



Tax basis net capital
 gain (loss)       $78,404   $1,634  $13,925       $(9,756)
Tax basis net currency
 gain (loss)             -       29      161             -


Unrealized
 appreciation      283,615    4,025   40,812        10,977
Unrealized
 depreciation       12,127      941   13,591         1,195
Net unrealized
 appreciation
 (depreciation)    271,488    3,084   27,221         9,782
Cost of portfolio
 securities        1,155,73 139,229  743,913       475,597



                      Cash
                   Management
                      Fund    Total
                                    1,332,973    2,056,179

                                    1,261,458    1,918,049
Tax basis net capital
 gain (loss)             - $1,572,183
Tax basis net currency
 gain (loss)             -    1,342


Unrealized
 appreciation            - 4,163,476
Unrealized
 depreciation            -  545,194
Net unrealized
 appreciation
 (depreciation)          - 3,618,282
Cost of portfolio
 securities        $240,06013,524,395

3. The fees for management services were paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the series are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on the following annual rates: Global Growth Fund - 0.69% of average net assets; Growth Fund - 0.50% of the first $600 million of average net assets; 0.45% of such assets in excess of $600 million but not exceeding $1.2 billion; 0.42% of such assets in excess of $1.2 billion but not exceeding $2.0 billion; 0.37% of such assets in excess of $2.0 billion but not exceeding $3.2 billion; and 0.35% of such assets in excess of $3.2 billion; International Fund - 0.90% of the first $60 million of average net assets; 0.78% of such assets in excess of $60 million but not exceeding $600 million; 0.60% of such assets in excess of $600 million but not exceeding $1.2 billion; 0.48% of such assets in excess of $1.2 billion but not exceeding $2.0 billion; and 0.465% of such assets in excess of $2.0 billion; Growth-Income Fund - 0.50% of the first $600 million of average net assets; 0.45% of such assets in excess of $600 million but not exceeding $1.5 billion; 0.40% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.32% of such assets in excess of $2.5 billion but not exceeding $4.0 billion; and 0.285% of such assets in excess of $4.0 billion; Asset Allocation Fund - 0.50% of the first $600 million of average net assets; 0.42% of such assets in excess of $600 million but not exceeding $1.2 billion; and 0.36% of such assets in excess of $1.2 billion; Bond Fund - 0.60% of the first $30 million of average net assets; and 0.50% of such assets in excess of $30 million; High-Yield Bond Fund - 0.60% of the first $30 million of average net assets; 0.50% of such assets in excess of $30 million but not exceeding $600 million; and 0.46% of such assets in excess of $600 million; U.S. Government/AAA-Rated Securities Fund - 0.60% of the first $30 million of average net assets; 0.50% of such assets in excess of $30 million but not exceeding $600 million; and 0.40% of such assets in excess of $600 million; Cash Management Fund - 0.50% of the first $100 million of average net assets; 0.42% of such assets in excess of $100 million but not exceeding $400 million; and 0.38% of such assets in excess of $400 million.

 The Board of Trustees has approved an amended Investment Advisory and Service Agreement, which provides for reduced fees for the International Fund effective December 1, 1997, at the following annual rates: 0.78% of the first $600 million of average net assets; 0.60% of such assets in excess of $600 million but not exceeding $1.2 billion; 0.48% of such assets in excess of $1.2 billion but not exceeding $2.0 billion; and 0.465% of such assets in excess of $2.0 billion. Beginning October 1, 1997, CRMC has voluntarily agreed to waive its management fees in excess of those provided by the amended agreement.

 Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the series. As of November 30,1997, aggregate amounts deferred and earnings thereon were $253,000.

 Pursuant to a Plan of Distribution, each fund is authorized to pay 0.25% of the average daily net assets of Class 2 shares in connection with certain distribution services and related activities. During the year ended November 30, 1997, Plan expenses for the series aggregated $274,000. As of November 30, 1997, accrued and unpaid distribution expenses were $78,000.

4.

(dollars in thousands)

                       Global                           Growth-
                       Growth     Growth Interna-        Income
                         Fund       Fund tional Fu         Fund
As of November 30, 1997:
Accumulated
 undistributed
 net realized
 gain (loss) on
 investments             ($99)  $561,009 $274,343      $631,524
Reclassification from
 undistributed net
 realized gain to
 undistributed net
 investment income          -         12    4,086             -
Paid-in capital       128,079   2,851,8722,096,760    4,223,073

For the year
 ended November 30,1997:
Purchases of
 investment
 securities (1)      120,913   (1,705,3721,332,973    2,056,179
Sales of invest-
 ment securities (1) 8,310 (2)  1,810,9291,261,458    1,918,049


                        Asset            High-YielU.S. Government/
                     Allocatio      Bond     Bond     AAA-Rated
                         Fund       Fund     Fund Securities Fund

As of November 30, 1997:
Accumulated
 undistributed
 net realized
 gain (loss) on
 investments          $77,850     $1,660   $7,736      ($20,405)
Reclassification from
 undistributed net
 realized gain to
 undistributed net
 investment income          -         27       14             -
Paid-in capital      1,093,475   137,095  733,570       480,811

For the year
 ended November 30,1997:
Purchases of
 investment
 securities (1)       540,208     96,410  444,916       241,610
Sales of invest-
 ment securities (1)  385,045     44,969  334,892       287,863


                         Cash
                     Management
                         Fund      Total

As of November 30, 1997:
Accumulated
 undistributed
 net realized
 gain (loss) on
 investments                -   $1,533,618
Reclassification from
 undistributed net
 realized gain to
 undistributed net
 investment income          -      4,139
Paid-in capital      $236,534   11,981,269

For the year
 ended November 30,1997:
Purchases of
 investment
 securities (1)             -   6,538,579
Sales of invest-
 ment securities (1)        -   6,051,515

(1)  Excludes short-
term securities

(2)  For the period
April 30, 1997,
commencement of
operations, through
May 31, 1997.


5. Pursuant to the custodian agreement, each fund within the series receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. Custodian fees for the series aggregated $2,464,000, of which $252,000 was paid by these credits rather than in cash.

 Dividend and interest income for the Global Growth Fund and the International Fund is recorded net of non-U.S. taxes paid. For the year ended November 30, 1997, such non-U.S. taxes were $39,000 and $6,089,000, respectively. Net realized currency gains/(losses) on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds and notes for the year ended November 30, 1997 were $14,000, ($787,000), ($5,000) and ($5,000) for the Growth Fund,
the International Fund, the Bond Fund and the High-Yield Bond Fund, respectively.

 At November 30, 1997, the International Fund, the Bond Fund and the High-Yield Bond Fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:




Non-U.S. Currency Sale Contracts                                                U.S.
                                                  Contract                  Valuation
                                                     Amount               at 11/30/97   Unrealized
                                        Fund       Non-U.S.         U.S.       Amount Appreciation
                             --------------- --------------------------------------------------------
Brazilian Real
 expiring 10/6/98           International Fun    BRL 9,251,0 $ 7,500,000  $ 6,952,000   $  548,000
Japanese Yen
 expiring 2/12/98           International FunJPY 5,593,500,0  45,587,000   44,309,000    1,278,000
Deutsche Marks
 expiring 1/23/98                  Bond Fund        DM 983,0     566,000      559,000        7,000
 expiring 2/3-2/25/98       High-Yield Bond F    DM 14,809,0   8,573,000    8,426,000      147,000



PER-SHARE
DATA AND
RATIOS
                                                                                          Total
                                                                              Net        income
                                                                       realized &        (loss)     Dividends
                                             Net asset          Net    unrealized          from      from net
Year                                            value,      invest-   gain (loss)       invest-       invest-
Ended                                        beginning         ment    on invest-          ment          ment
11/30                                          of year       income         ments    operations        income
---------                                    ---------    ---------     ---------     ---------     ---------
Global Growth Fund (2)
 Class 1
1997                                            $10.00         $.06          $.59        $ 0.65         $(.03)
 Class 2 (4)
1997                                             10.00          .03      0.60 (3)           .63          (.02)
Growth Fund
 Class 1
1993                                            $28.41         $.25        $ 4.13        $ 4.38         $(.24)
1994                                             32.34          .24           .69           .93          (.24)
1995                                             31.94          .33         10.63         10.96          (.29)
1996                                             41.81          .24          5.17          5.41          (.29)
1997                                             43.53          .27          9.61          9.88          (.27)
 Class 2 (4)
1997                                             40.59          .11          9.51          9.62          (.12)
International Fund
 Class 1
1993                                            $ 9.89         $.17         $2.50         $2.67         $(.16)
1994                                             12.40          .25          1.04          1.29          (.20)
1995                                             13.27          .34          1.02          1.36          (.33)
1996                                             13.89          .28          1.96          2.24          (.31)
1997                                             15.53          .25          1.18          1.43          (.27)
 Class 2 (4)
1997                                             15.86          .13           .23           .36          (.16)
Growth Income Fund
 Class 1
1993                                            $24.17         $.63         $2.12         $2.75         $(.63)
1994                                             26.01          .68           .14           .82          (.65)
1995                                             25.30          .73          7.20          7.93          (.73)
1996                                             31.47          .71          5.55          6.26          (.74)
1997                                             35.73          .73          6.78          7.51          (.72)
 Class 2 (4)
1997                                             34.10          .37          5.82          6.19          (.35)
Asset Allocation Fund
 Class 1
1993                                            $11.47         $.51         $ .67         $1.18         $(.49)
1994                                             12.01          .51          (.57)         (.06)         (.52)
1995                                             11.25          .50          2.69          3.19          (.50)
1996                                             13.77          .53          1.89          2.42          (.53)
1997                                             15.18          .55          1.94          2.49          (.54)
 Class 2 (4)
1997                                             14.43          .29          1.69          1.98          (.26)
Bond Fund (5)
 Class 1
1996                                            $10.00         $.40          $.16          $.56         $(.25)
1997                                             10.31          .63           .30           .93          (.62)
 Class 2 (4)
1997                                             10.11          .35           .46           .81          (.31)
High-Yield Bond Fund
 Class 1
1993                                            $14.17        $1.09        $ 1.20         $2.29        $(1.10)
1994                                             15.17         1.27         (2.07)         (.80)        (1.23)
1995                                             12.89         1.32          1.10          2.42         (1.32)
1996                                             13.99         1.28           .54          1.82         (1.30)
1997                                             14.51         1.29           .43          1.72         (1.27)
 Class 2 (4)
1997                                             14.28          .69           .61          1.30          (.63)
U.S. Government/AAA-Rated Securities Fund
 Class 1
1993                                            $11.53         $.74        $  .68         $1.42         $(.75)
1994                                             12.15          .76         (1.30)         (.54)         (.74)
1995                                             10.80          .82           .71          1.53          (.81)
1996                                             11.52          .83          (.24)          .59          (.82)
1997                                             11.29          .76          (.07)          .69          (.80)
 Class 2 (4)
1997                                             10.83          .38           .33           .71          (.37)
Cash Management Fund
 Class 1
1993                                            $11.04         $.29             -          $.29         $(.31)
1994                                             11.02          .37         $ .02           .39          (.32)
1995                                             11.09          .63          (.02)          .61          (.59)
1996                                             11.11          .54           .01           .55          (.54)
1997                                             11.12          .57          (.01)          .56          (.55)
 Class 2 (4)
1997                                             11.07          .28           .03           .31          (.26)


                                               Distri-
                                               butions
                                                  from                  Net asset                 Net assets,
Year                                               net        Total       value,                       end of
Ended                                         realized      distri-        end of         Total      year (in
11/30                                            gains      butions          year        return     millions)
---------                                    ---------    ---------     ---------     ---------     ---------
Global Growth Fund (2)
 Class 1
1997                                                 -       $ (.03)       $10.62     6.45% (3)           $80
 Class 2 (4)
1997                                                 -         (.02)        10.61      6.28 (3)            46
Growth Fund
 Class 1
1993                                            $ (.21)      $ (.45)       $32.34         15.59%       $1,737
1994                                             (1.09)       (1.33)        31.94         2.92          2,027
1995                                              (.80)       (1.09)        41.81        35.35          3,154
1996                                             (3.40)       (3.69)        43.53        14.32          3,860
1997                                             (3.02)       (3.29)        50.12        24.57          4,671
 Class 2 (4)
1997                                                 -         (.12)        50.09     23.73 (3)            75
International Fund
 Class 1
1993                                                 -        $(.16)       $12.40         27.20%       $  840
1994                                             $(.22)        (.42)        13.27        10.48          1,405
1995                                              (.41)        (.74)        13.89        10.78          1,703
1996                                              (.29)        (.60)        15.53        16.66          2,370
1997                                              (.62)        (.89)        16.07         9.52          2,612
 Class 2 (4)
1997                                                 -         (.16)        16.06      2.20 (3)            48
Growth Income Fund
 Class 1
1993                                            $ (.28)      $ (.91)       $26.01         11.63%       $2,436
1994                                              (.88)       (1.53)        25.30         3.21          2,740
1995                                             (1.03)       (1.76)        31.47        33.14          3,953
1996                                             (1.26)       (2.00)        35.73        21.02          5,249
1997                                             (2.55)       (3.27)        39.97        22.92          6,430
 Class 2 (4)
1997                                                  -        (.35)        39.94     18.18 (3)           157
Asset Allocation Fund
 Class 1
1993                                             $(.15)      $ (.64)       $12.01         10.59%       $  578
1994                                              (.18)        (.70)        11.25         (.54)           637
1995                                              (.17)        (.67)        13.77        29.45            870
1996                                              (.48)       (1.01)        15.18        18.65          1,141
1997                                              (.97)       (1.51)        16.16        17.90          1,393
 Class 2 (4)
1997                                                  -        (.26)        16.15     13.80 (3)            42
Bond Fund (5)
 Class 1
1996                                                 -        $(.25)       $10.31     5.74% (3)          $ 77
1997                                                 -         (.62)        10.62         9.36            132
 Class 2 (4)
1997                                                 -         (.31)        10.61      8.09 (3)            12
High-Yield Bond Fund
 Class 1
1993                                             $(.19)      $(1.29)       $15.17         17.09%         $379
1994                                              (.25)       (1.48)        12.89        (5.71)           390
1995                                                 -        (1.32)        13.99        19.81            534
1996                                                 -        (1.30)        14.51        13.75            662
1997                                                 -        (1.27)        14.96        12.45            765
 Class 2 (4)
1997                                                 -         (.63)        14.95      9.20 (3)            21
U.S. Government/AAA-Rated Securities Fund
 Class 1
1993                                             $(.05)       $(.80)       $12.15         12.65%         $505
1994                                              (.07)        (.81)        10.80        (4.58)           463
1995                                                 -         (.81)        11.52        14.73            542
1996                                                 -         (.82)        11.29         5.49            512
1997                                                 -         (.80)        11.18         6.49            471
 Class 2 (4)
1997                                                 -         (.37)        11.17      6.65 (3)             7
Cash Management Fund
 Class 1
1993                                                 -        $(.31)       $11.02          2.67%         $206
1994                                                 -         (.32)        11.09         3.59            221
1995                                                 -         (.59)        11.11         5.65            193
1996                                                 -         (.54)        11.12         5.09            240
1997                                                 -         (.55)        11.13         5.21            226
 Class 2 (4)
1997                                                 -         (.26)        11.12      2.87 (3)            14



                                                              Ratio
                                              Ratio of       of net       Average
Year                                          expenses    income to   commissions     Portfolio
Ended                                       to average      average      paid per      turnover
11/30                                       net assets   net assets     share (1)          rate
---------                                    ---------    ---------     ---------     ---------
Global Growth Fund (2)
 Class 1
1997                                         0.44% (3)     .80% (3)       3.70 c     13.22% (3)
 Class 2 (4)
1997                                           .56 (3)      .56 (3)           3.70    13.22 (3)
Growth Fund
 Class 1
1993                                              0.50%        0.86%      6.43 c          20.40%
1994                                                .49          .78          6.09         29.58
1995                                                .47          .92          5.91         35.47
1996                                                .44          .61          5.42         30.88
1997                                                .42          .59          4.81         45.14
 Class 2 (4)
1997                                           .37 (3)      .08 (3)           4.81         45.14
International Fund
 Class 1
1993                                              0.96%        1.75%       .23 c          17.70%
1994                                                .80         2.03          1.01         19.66
1995                                                .75         2.64           .16         24.66
1996                                                .69         1.99          1.24         32.08
1997                                                .67         1.56           .41         50.12
 Class 2 (4)
1997                                           .53 (3)      .34 (3)            .41         50.12
Growth Income Fund
 Class 1
1993                                              0.49%        2.66%       7.02c          24.93%
1994                                                .47         2.72          6.39         29.26
1995                                                .44         2.70          6.21         26.91
1996                                                .41         2.26          5.75         31.27
1997                                                .38         2.01          4.87         37.55
 Class 2 (4)
1997                                           .35 (3)      .93 (3)           4.87         37.55
Asset Allocation Fund
 Class 1
1993                                              0.55%        4.66%       6.85c          19.01%
1994                                                .53         4.55          6.38         36.13
1995                                                .52         4.11          6.27         39.89
1996                                                .49         3.88          5.60         50.62
1997                                                .47         3.63          4.98         34.14
 Class 2 (4)
1997                                           .40 (3)     1.81 (3)           4.98         34.14
Bond Fund (5)
 Class 1
1996                                          .52% (3)    6.18% (3)              -   32.83% (3)
1997                                                .55         6.63             -         52.93
 Class 2 (4)
1997                                           .44 (3)     3.50 (3)              -         52.93
High-Yield Bond Fund
 Class 1
1993                                              0.56%        8.18%             -        34.05%
1994                                                .54         9.37             -         38.46
1995                                                .54        10.12             -         31.73
1996                                                .53         9.27             -         44.81
1997                                                .51         8.92             -         50.22
 Class 2 (4)
1997                                           .43 (3)     4.92 (3)              -         50.22
U.S. Government/AAA-Rated Securities Fund
 Class 1
1993                                              0.55%        6.42%             -        21.69%
1994                                                .54         6.69             -         45.21
1995                                                .54         7.37             -         30.11
1996                                                .53         7.33             -         30.45
1997                                                .52         6.73             -         53.80
 Class 2 (4)
1997                                           .44 (3)     3.45 (3)              -         53.80
Cash Management Fund
 Class 1
1993                                              0.51%        2.57%             -             -
1994                                                .49         3.60             -             -
1995                                                .49         5.37             -             -
1996                                                .47         4.94             -             -
1997                                                .47         4.99             -             -
 Class 2 (4)
1997                                           .41 (3)     2.80 (3)              -             -

(1)  Brokerage
 commissions paid on
 portfolio transactions
 increase the cost of
 securities purchased
 or reduce the proceeds
 of securities sold,
 and are not separately
 reflected in the funds'
 statement of
 operations.  Shares
 traded on a principal
 basis (without
 commissions), such as
 most over-the-counter
 and fixed-income
 transactions, are
 excluded.  Generally,
 non-U.S. commissions
 are lower than U.S.
 commissions when
 expressed as cents per
 share but higher when
 expressed as a
 percentage of
 transactions because
 of the lower per-share
 prices of many
 non-U.S. securities.

(2)  Commenced
 operations April 30,
 1997.

(3)  Based on operations
 for the period shown
 and, accordingly, not
 representative of a
 full year's operations.

(4)  Shares offered for
  sale commencing
 April 30, 1997.

(5)  Commenced operations
 January 2, 1996

REPORT OF INDEPENDENT ACCOUNTANTS
_________________________________________________________________

To the Board of Trustees and Shareholders of American Variable Insurance Series:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of the Global Growth Fund, the Growth Fund, the International Fund, the Growth-Income Fund, the Asset Allocation Fund, the Bond Fund, the High-Yield Bond Fund, the U.S. Government/AAA-Rated Securities Fund and the Cash Management Fund (constituting the American Variable Insurance Series, hereafter referred to as the "Series") at November 30, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for the years indicated, and the per-share data and ratios for the years indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above

PRICE WATERHOUSE LLP

Los Angeles, California
January 9, 1998